FIFTH AMENDED AND RESTATED FINANCING AGREEMENT
Dated as of February 7, 2019

by and among

RISE SPV, LLC, a Delaware limited liability company, and TODAY CARD, LLC, a Delaware limited liability company, as the US Term Note Borrowers (together, the “US Term Note Borrowers”),

ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England with number 05041905 (the “UK Borrower”),

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”),

THE GUARANTORS FROM TIME TO TIME PARTY HERETO,

THE LENDERS PARTY HERETO

and

VICTORY PARK MANAGEMENT, LLC
as Agent

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TABLE OF CONTENTS

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EXHIBITS
Exhibit A-1	Form of Senior Secured US Term Note
Exhibit A-2(a)	Form of Senior Secured UK Term Note (USD)
Exhibit A-2(b)	Form of Senior Secured UK Term Note (GBP)
Exhibit A-3	[Reserved]
Exhibit A-4	Form of Senior Secured Fourth Tranche US Last Out Term Note
Exhibit B	Reserved
Exhibit C	Form of Secretary’s Certificate
Exhibit D	Form of Officer’s Certificate
Exhibit E	Form of Compliance Certificate
Exhibit F	Form of Notice of Borrowing
Exhibit G	Form of Joinder Agreement
Exhibit H	Index of Fifth Restatement Closing Documents

SCHEDULES
Schedule 1.1(a)	Credit Card Guidelines
Schedule 7.1	Subsidiaries
Schedule 7.5	Consents
Schedule 7.7	Equity Capitalization
Schedule 7.8	Indebtedness and Other Contracts
Schedule 7.12	Intellectual Property Rights
Schedule 7.22	Form of Secretary’s Certificate
Schedule 7.27	ERISA and UK Pension Schemes
Schedule 7.32	Transactions with Affiliates
Schedule 7.40	Material Contracts
Schedule 8.25	Existing Investments

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FIFTH AMENDED AND RESTATED FINANCING AGREEMENT
This FIFTH AMENDED AND RESTATED FINANCING AGREEMENT (as modified, amended, extended, restated, amended and restated and/or supplemented from time to time, this “Agreement”), dated as of February 7, 2019 is being entered into by and among Rise SPV, LLC, a Delaware limited liability company ( “Rise SPV”), and Today Card, LLC, a Delaware limited liability company (“Today Card”; together with Rise SPV, the “US Term Note Borrowers”), Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 (the “UK Borrower”), as the UK Borrower, Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”; the US Term Note Borrowers, the UK Borrower and the US Last Out Term Note Borrower, each a “Borrower” and collectively, the “Borrowers”), Elevate Credit, Inc., a Delaware corporation (“Elevate Credit Parent”), as a Guarantor (as defined herein), the other Guarantors (as defined herein) from time to time party hereto (such Guarantors, collectively with the Borrowers, the “Credit Parties”), Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders and the Holders (each as defined herein), and such Lenders and Holders from time to time party hereto.

RECITALS
WHEREAS, the Borrowers, the other Credit Parties, Agent and Lenders are parties to that certain Fourth Amended and Restated Financing Agreement dated as of October 15, 2018 by and among the Borrowers party thereto, the other Credit Parties party thereto, Agent and the Lenders and Holders party thereto (as amended, supplemented or otherwise modified from time to time and in effect immediately prior to the effectiveness of this Agreement, the “Fourth Amended and Restated Financing Agreement”) which amended and restated in its entirety, without constituting a novation, that certain Third Amended and Restated Financing Agreement dated as of February 1, 2017 by and among the Borrowers party thereto, the other Credit Parties party thereto, Agent and the Lenders and Holders party thereto (as amended, supplemented or otherwise modified from time to time and in effect immediately prior to the effectiveness of this Agreement, the “Third Amended and Restated Financing Agreement”) which previously amended and restated in its entirety, without constituting a novation, that certain Second Amended and Restated Financing Agreement dated as of June 30, 2016 (as the same was amended, supplemented or otherwise modified from time to time and in effect immediately prior to the effectiveness of the Third Amended and Restated Financing Agreement (the “Original Financing Agreement” or the “Second Amended and Restated Financing Agreement”) by and among the Borrowers party thereto, the other Credit Parties party thereto, Agent and the Lenders and Holders party thereto;
WHEREAS, the parties hereto desire to enter into this Agreement to, among other things, amend and restate in its entirety the Fourth Amended and Restated Financing Agreement, without constituting a novation of the obligations, liabilities and indebtedness of the Borrowers and Guarantors thereunder, on the terms and subject to the conditions contained herein; and

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WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Borrowers shall pay and reimburse the Agent for itself and on behalf of the Holders and Lenders for all expenses incurred in connection with the transactions contemplated hereunder.
NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the Borrowers, the Guarantors, the Agent and each Lender hereby amend and restate the Fourth Amended and Restated Financing Agreement in its entirety without effecting a novation of the Obligations existing thereunder, and otherwise agree as follows:

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ARTICLE 1

DEFINITIONS; CERTAIN TERMS
Section 1.1    Definitions. As used in this Agreement, the following terms have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:
“956 Impact” has the meaning set forth in Section 8.24.
“956 Limitations” means, collectively, that notwithstanding any other provisions of this Agreement, (a) no Obligation of any US Term Note Borrower or the US Last Out Term Note Borrower (including any guaranty of any Obligation of the US Term Note Borrower or the US Last Out Term Note Borrower) shall constitute an “Obligation” with respect to any UK Credit Party, (b) no UK Credit Party shall guaranty or otherwise be liable for any other Credit Party’s guaranty of any Obligation of any US Term Note Borrower or the US Last Out Term Note Borrower and (c) no assets of any UK Credit Party shall serve as collateral security for any Obligations of any US Term Note Borrower or the US Last Out Term Note Borrower (including any guaranty of any Obligations of any US Term Note Borrower or the US Last Out Term Note Borrower), it being understood and acknowledged that the preceding provisions are intended to ensure that no UK Credit Party shall be treated as holding any obligations of a United States person pursuant to Section 956 of the Internal Revenue Code and shall be interpreted consistent with this intention.
“1933 Act” means the Securities Act of 1933, as amended.
“Acceptable Bank” means (a) a bank or financial institution which has a rating for its long-term unsecured and non-credit-enhanced debt obligations of A-1 or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd. or P-1 or higher by Moody’s Investors Service Limited or a comparable rating from an internationally recognized credit rating agency; or (b) any other bank or financial institution approved by the Agent.
“Accounting Reference Date” means December 31st of each year.
“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business line, unit or division of a Person, (b) the acquisition of in excess of 50% of the Equity Interests of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person.
“Additional Amount” has the meaning set forth in Section 2.6(b).
“Affiliate” means, with respect to a specified Person, another Person that (i) is a director or officer of such specified Person, or (ii) directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the Person specified.
“Agent” has the meaning set forth in the introductory paragraph hereto.

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“Agreement” has the meaning set forth in the introductory paragraph hereto.
“Agreement Currency” has the meaning set forth in Section 1.7.
“Asset Sale” means the sale, lease, license, conveyance or other disposition of any assets or rights of any Credit Party or any Credit Party’s Subsidiaries.
“Backup Servicer” means a Person, reasonably satisfactory to Agent, that the Borrowers have appointed and that is providing backup servicing and its permitted successors and assigns reasonably satisfactory to Agent.
“Backup Servicing Agreement” means the Backup Servicing Agreement among the Credit Parties, the Backup Servicer and the Agent as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Bank” means a Federal Deposit Insurance Corporation insured state or federally chartered bank.
“Bank Transaction Documents” means, collectively, those certain program agreements, loan sale agreements or participation sale agreements, as applicable, or any other similar agreements by and between any Bank and a Credit Party pursuant to which such Bank may sell to such Credit Party from time to time Consumer Loans originated by such Bank or participation interests therein, in each case, in form and substance reasonably acceptable to Agent and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.
“Bankruptcy Code” has the meaning set forth in Section 10.1(c).
“Bankruptcy Law” has the meaning set forth in Section 10.1(c).
“Base Rate” means
(a)    at any time on or after February 1, 2019 but prior to the first Issuance Date after February 1, 2019, a rate equal to the greatest of (i) the LIBOR Rate as of February 1, 2019, (ii) the Swap Rate as of February 1, 2019, and (iii) one percent per annum (1%); and
(b)    at any time after the first Issuance Date after February 1, 2019 and as of each Issuance Date, a rate equal to the weighted average of (i) the then-current Base Rate immediately preceding such Issuance Date and (ii) the greatest of (A) the LIBOR Rate as of such Issuance Date, (B) the Swap Rate as of such Issuance Date and (C) one percent per annum (1%). For the avoidance of doubt, the resulting weighted average calculated in clause (b) shall be used as the then-current Base Rate in clause (b)(i) when calculating the Base Rate on the next succeeding Issuance Date.
“Blocked Account” means each “Controlled Account” (as defined in the US Security Agreement) that is subject to the full dominion and control of the Agent and each “Blocked Account” (as defined in the UK Security Documents).

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“Book Value of Equity” means, as of any date of determination, total assets less intangible assets less total liabilities, in each case, of the Credit Parties and their Subsidiaries.
“Borrower” and “Borrowers” have the meanings set forth in the introductory paragraph hereto.
“Borrower Representative” has the meaning set forth in Section 1.4.
“Borrowing Base (UK)” means, on any date of determination, the sum of:
(a)    (i) the aggregate principal balance of the Eligible UK Consumer Loans on such date less any Excess Concentration Amounts multiplied by (ii) eighty-five percent (85%), plus
(b)    one hundred percent (100%) of the balance of the unrestricted (it being agreed and acknowledged that cash collateral securing surety bonds and letters of credit posted or maintained by the UK Borrower shall, in each case, be deemed to be “restricted”) Pounds Sterling denominated cash and Cash Equivalent Investments of the UK Borrower in a Funding Account or Collection Account on such date for which the Agent shall have a first-priority perfected Lien. For purposes of clarification, unrestricted cash includes all cash of the UK Borrower that is being held by an ACH provider prior to remittance to the UK Borrower.
“Borrowing Base (US)” means, on any date of determination, the sum of:
(a)    (i) the sum of the aggregate principal balance on such date of (x) the Eligible US Consumer Loans on such date, less any Excess Concentration Amounts and (y) the portion of the Eligible Credit Card Receivables in which Today Card owns a participation interest pursuant to the CCB Participation Agreement on such date (for the avoidance of doubt, any portion of an Eligible Credit Card Receivable with respect to which an interest is retained by CCB is excluded hereunder), less any Excess Concentration Amounts multiplied by (ii) eighty-five percent (85%), plus
(b)    one hundred percent (100%) of the balance of the unrestricted (it being agreed and acknowledged that cash collateral securing surety bonds and letters of credit posted or maintained by the US Term Note Borrowers shall, in each case, be deemed to be “restricted”) Dollar denominated cash and Cash Equivalent Investments of the US Term Note Borrowers in a Funding Account or Collection Account on such date for which the Agent shall have a first-priority perfected Lien. For purposes of clarification, unrestricted cash includes all cash of the US Term Note Borrowers that is being held by an ACH provider prior to remittance to a US Term Note Borrower.
“Borrowing Base Certificate” means a borrowing base certificate signed by the chief financial officer of the Borrower Representative (or other authorized executive officer performing a similar function), in substantially the form included in the Form of Notice of Borrowing attached hereto as Exhibit F.
“Business Day” means any day other than Saturday or Sunday or any day that banks in Chicago, Illinois are required or permitted to close.

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“Capital Stock” means (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into, or exchangeable for, Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“Cash Equivalent Investment” means, at any time, (a) any evidence of debt, maturing not more than one year after such time, issued or guaranteed by the United States Government, the government of the United Kingdom or any respective agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case rated at least A-l by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-l by Moody’s Investors Service, Inc., (c) any certificate of deposit, time deposit or banker’s acceptance, maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000 or an Acceptable Bank, (d) any repurchase agreement entered into with any commercial banking institution of the nature referred to in clause (c) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution or Acceptable Bank thereunder, (e) money market accounts or mutual funds which invest exclusively in assets satisfying the foregoing requirements, and (f) other short term liquid investments approved in writing by Agent.
“CCB” means Capital Community Bank, a Utah chartered bank, and its successors and assigns.
“CCB Participation Agreement” means that certain Participation Agreement dated as of November 14, 2018 by and between Today Card and CCB in form and substance acceptable to Agent.
“Change of Control” means, (a) with respect to any Credit Party or any Subsidiary of any Credit Party, that such Person shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not such Person is the surviving corporation) another Person or (ii) sell, assign, transfer, lease, license, convey or otherwise dispose of all or substantially all of the properties or assets of such Person to another Person; provided, the foregoing notwithstanding, any of the Elevate Credit Subsidiaries (other than the Borrowers) may suspend its operations in any jurisdiction in which it operates and dissolve as a result of a decision by the Credit Parties to exit one or more markets from time to time; (b) the accumulation after October 15, 2018, whether directly, indirectly, beneficially or of record, by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of 50% or more of the shares of the outstanding Capital Stock of the Elevate Credit Parent, or, in any

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event, that number of shares of outstanding Capital Stock of Elevate Credit Parent representing voting control of Elevate Credit Parent, whether by merger, consolidation, sale or other transfer of shares of Capital Stock (other than a merger or consolidation where the stockholders of Elevate Credit Parent prior to the merger or consolidation are the holders of a majority of the voting securities of the entity that survives such merger or consolidation); (c) Elevate Credit Parent shall cease to own, beneficially and of record, for any reason at any time 100% of the Capital Stock of the US Term Note Borrowers, the UK Borrower or any of the Elevate Credit Subsidiaries, free and clear of all Liens (other than Liens in favor of the Agent) or (d) a Flotation has occurred.
“Charge Off” means, with respect to Consumer Loans or Credit Card Receivables, as applicable, an amount equal to the sum of the outstanding principal balance of Consumer Loans or Credit Card Receivables, as applicable, that (i) have a principal payment that became greater than sixty (60) days past due the scheduled payment date with respect to Consumer Loans or one hundred twenty (120) days past the scheduled payment date with respect to Credit Card Receivables, in each case, which such scheduled payment date shall not be fourteen (14) days (or, in the case of Modified and Re-Aged Consumer Loans or Modified and Re-Aged Credit Card Receivables that have been modified in accordance with a modification policy approved in writing by Agent, such other period of days agreed to by Agent) past the original payment date, (ii) are identified as fraudulent or where the underlying borrowers are in bankruptcy proceedings or (iii) is otherwise charged off in accordance with the Program Guidelines, in each case, in the calendar month that includes such date of determination. “Charged Off” shall a meaning correlative thereto.
“Claims Escrow Account” has the meaning set forth in Section 8.28(a).
“Claims Escrow Account Funding Condition” means a condition that is satisfied if the principal balance of the Claims Escrow Account is Five Million Dollars ($5,000,000).
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means the “Collateral” as defined in each of the US Security Agreement and the relevant UK Security Documents.
“Collection Account” means, with respect to a Borrower, a deposit account of such Borrower approved in writing by the Agent, in which (a) all funds on deposit therein shall be solely amounts collected or received in respect of Consumer Loans and Credit Card Receivables and (b) no other party shall have a Lien or shall have perfected a Lien, other than any Lien of the Agent and customary common law or statutory rights of setoff of banks arising in connection with their depository relationship with such Borrower.
“Committed First Out Note Holder” has the meaning set forth in Section 13.21(a).
“Commitments” means, collectively, each of the US Term Note Commitments, the UK Term Note Commitments (USD), the UK Term Note Commitments (GBP) and the Fourth Tranche US Last Out Term Note Commitments.

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“Compliance Certificate” means a compliance certificate signed by the chief financial officer of the Borrower Representative (or other authorized executive officer performing a similar function), in substantially the form attached hereto as Exhibit E.
“Consumer Credit” is defined in 12 C.F.R §202.2(h).
“Consumer Loan Agreement” means a consumer loan agreement (together with all related agreements, documents and instruments executed and/or delivered in connection therewith) or similar contract, pursuant to which (a) a Credit Party (i) agrees to make Consumer Loans from time to time or (ii) otherwise possesses the authority (as assignee or holder) to enforce the terms of a Consumer Loan or (b) the applicable Bank party to the applicable Bank Transaction Documents with a Credit Party that agrees to make Consumer Loans from time to time.
“Consumer Loan Guidelines” means those guidelines established by the Credit Parties for the administration of the Program described in clause (a) of the definition thereof, as amended, modified or supplemented from time to time by the Credit Parties with the prior written consent of the Agent.
“Consumer Loans” means unsecured consumer loans made (a) by the Credit Parties to individual residents of the United States of America and the United Kingdom in the ordinary course of business or (b) by a Bank to individual residents of the United States of America in the ordinary course of business and either (i) purchased from such Bank by a Credit Party or (ii) participated by a Bank to a Credit Party, in the case of each of the foregoing clauses (i) and (ii), pursuant to the applicable Bank Transaction Documents.
“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
“Control” means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of a Person or (ii) to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, by contract, proxy, agency or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Conversion Shares” means those shares of Capital Stock of Elevate Credit Parent into which the outstanding principal amount of the US Convertible Term Notes (as defined in the Third Amended and Restated Financing Agreement), and any accrued and unpaid interest thereon, were converted prior to the Fifth Restatement Closing Date pursuant to the terms of the US Convertible Term Notes (as defined in the Third Amended and Restated Financing Agreement).
“Corporate Cash” means, as of any date of determination, the sum of unrestricted cash and Cash Equivalent Investments of Elevate Credit Parent and all other Credit Parties (other than the

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US Term Note Borrowers, the UK Borrower and the US Last Out Term Note Borrower) with respect to which Agent has a perfected Lien as of such date of determination.
“Credit Card Account” means a consumer account established by CCB upon the issuance of one or more credit cards and which provides for the extension of credit on a revolving basis by CCB to the Credit Card Obligor under the related Credit Card Agreement to finance the purchase of products and services from Persons that accept credit cards for payment.
“Credit Card Agreement” means with respect to a Credit Card Account, the agreement or agreements between CCB and the Credit Card Obligor governing the terms and conditions of such account, as any such agreement or agreements may be amended, modified or otherwise changed from time to time.
“Credit Card Guidelines” means those guidelines established by CCB, attached as Schedule 1.1(a) hereto, for the administration of the Program, as amended, modified or supplemented from time to time by CCB with the prior written consent of Today Card to the extent such consent is required pursuant to the CCB Participation Agreement; provided, Today Card will not provide such consent without the prior written consent of the Agent.
“Credit Card Obligor” means consumers who use the MasterCard or other successor network-branded credit card accounts for personal use and as either primary cardholders or co-applicant cardholders that are jointly and severally liable for amounts due under the MasterCard accounts.
“Credit Card Receivable” means the MasterCard or other successor network-branded credit card receivables, including the full cost of the goods or services purchased by a Credit Card Obligor and any accrued interest, and in which a 95.0% participation interest is sold to Today Card.
“Credit Exposure” means any period of time during which any Note or other Obligation remains unpaid or outstanding; provided, that no Credit Exposure shall be deemed to exist solely due to the existence of either or both of the following (a) any contingent indemnification liability, absent the assertion of a claim, or the known existence of a claim reasonably likely to be asserted, with respect thereto or (b) any potential reinstatement of Obligations in connection with an event set forth in Sections 10.1(c) or 10.1(d), absent the existence of such an event under Sections 10.1(c) or 10.1(d) and/or the actual reinstatement of Obligations in connection therewith.
“Credit Party” means each Borrower and each Guarantor.
“CSO Loans” means installment loans originated by independent third party lenders, whereby (a) the applicable Borrower acts as a credit services organization on behalf of consumers in accordance with applicable state laws and (b) in order to assist the customer in obtaining a loan under such program, the applicable Borrower guarantees, on behalf of the customer, the customer’s payment obligations to the third party lender under the loan.
“Current Fourth Tranche US Last Out Term Note Interest Rate” means (x) on or prior to January 30, 2018, a rate equal to the greater of (a) eighteen percent (18%) per annum and (b) the

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sum of (i) the Base Rate (but not less than one percent (1%) per annum) plus (ii) seventeen percent (17%) per annum and (y) after January 30, 2018, a rate equal to the sum of (a) the Base Rate (but not less than one percent (1%) per annum) plus (b) thirteen percent (13%) per annum.
“Current Interest Rate” means the sum of (i) the Base Rate and (ii) the Interest Rate Spread; provided, that the Current Interest Rate shall not exceed the highest lawful rate and may be reduced in accordance with Section 2.2(e).
“Current UK Exchange Rate” means, as of any date of determination, (i) in the case of a conversion of UK Term Notes (USD) to UK Term Notes (GBP), the then prevailing exchange rate in effect on such date of determination to convert any amount denominated in Dollars into an amount denominated in Pounds Sterling, as determined by Agent in accordance with Section 1.6 hereof and (ii) in the case of a conversion of UK Term Notes (GBP) to UK Term Notes (USD), the then prevailing exchange rate in effect on such date of determination to convert any amount denominated in Pounds Sterling into an amount denominated in Dollars, as determined by Agent in accordance with Section 1.6 hereof.
“Custodian” has the meaning set forth in Section 10.1(c).
“Customer Information” means nonpublic information relating to borrowers or applicants of Consumer Loans and/or Credit Card Receivables, including without limitation, names, addresses, telephone numbers, e-mail addresses, credit information, account numbers, social security numbers, loan balances or other loan information, and lists derived therefrom and any other information required to be kept confidential by the Requirements.
“Debenture” that certain Debenture dated on or about the Original Restatement Closing Date made by and between the UK Borrower, the other UK Credit Parties and the Agent, on behalf of the Holders and Lenders, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Debt-to-Equity Ratio” means, (a) with respect to Elevate Credit, at any time, the ratio between (i) the aggregate amount of Indebtedness, liabilities and other obligations of Elevate Credit and its Subsidiaries (including the Obligations), determined in accordance with GAAP, at such time, and (ii) the sum of (A) the aggregate amount of capital contributions made to Elevate Credit by its stockholders as of such time reduced by (B) the aggregate amount of cash distributions made by Elevate Credit to any of its stockholders, as of such time, and (b) with respect to a Borrower, at any time, the ratio between (i) the aggregate amount of Indebtedness, liabilities and other obligations of such Borrower (including the Obligations), determined in accordance with GAAP, at such time, and (ii) the sum of (A) the aggregate amount of capital contributions made to such Borrower by Elevate Credit Parent as of such time reduced by (B) the aggregate amount of cash distributions made by such Borrower to any of its members (including, without limitation, Elevate Credit Parent) as of such time.
“Default Rate” means a rate equal to the Current Interest Rate and/or the Current Fourth Tranche US Last Out Term Note Interest Rate, as applicable, plus five percent (5.0%) per annum.

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“Defaulting US Term Note Lender” means any Lender with a US Term Note Commitment that has:
(a)    failed to fund any amounts required to be made by it under Section 2.1(a) by the time such payment is due,
(b)    given written notice (and Agent has not received a revocation in writing), to a Borrower, Agent or any Lender or Holder or has otherwise publicly announced (and Agent has not received notice of a public retraction) that such Lender believes it will fail to fund amounts required to be funded by it under Section 2.1(a), or
(c)    (i) become subject to a voluntary or involuntary case under the Bankruptcy Code or any similar bankruptcy laws, (ii) had a custodian, conservator, receiver or similar official appointed for it or any substantial part of such Person’s assets, or (iii) made a general assignment for the benefit of creditors, been liquidated, or otherwise been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, and for this clause (c), Agent has determined that such Lender is reasonably likely to fail to fund any payments required to be made by it under Section 2.1(a).
“Destruction” means any and all damage to, or loss or destruction of, or loss of title to, all or any portion of the Collateral (i) in excess of $100,000 in the aggregate for any Fiscal Year or (ii) that results, individually or in the aggregate, in a Material Adverse Effect.
“Diligence Date” has the meaning set forth in Section 7.14.
“DIP Financing” has the meaning set forth in Section 11.2(a).
“Division/Series Transaction” means, with respect to any Credit Party and/or any of its Subsidiaries that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Credit Party or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the laws of the State of Delaware.
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent” means, with respect to any amount denominated in Dollars, such amount of Dollars, and with respect to any amount denominated in a currency other than Dollars, the amount of Dollars, as of any date of determination, into which such other currency can be converted in accordance with prevailing exchange rates, as determined by Agent in accordance with Section 1.6 hereof.
“Domestic Credit Party” means a Credit Party that is incorporated or otherwise organized under the laws of a state of the United States.

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“EF SPV” means EF SPV, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands.
“Eight Month Charge Off Rate (UK)” means, as of any date of determination and with respect to any Vintage Pool of Consumer Loans marked as “Sunny” on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the eighth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.
“Elastic Financing Agreement” means that certain Amended and Restated Financing Agreement dated as of February 7, 2019 by and among Elastic SPV, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower, Elevate Credit Parent, as a guarantor, the other guarantors party thereto, Victory Park Management, LLC, as administrative agent and collateral agent, the lenders party thereto and each Person who becomes a party thereto pursuant to the joinder provisions thereof, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted by the Intercreditor Agreement.
“Elevate Credit” has the meaning set forth in the introductory paragraph hereto.
“Elevate Credit Parent” has the meaning set forth in the introductory paragraph hereto.
“Elevate Credit Subsidiaries means each of (a) the Subsidiaries of Elevate Credit Parent (other than the Borrowers) listed on the signature pages hereto as an “Elevate Credit Subsidiary;” and (b) each other Subsidiary (other than the Borrowers) formed or acquired by Elevate Credit from time to time after the Original Closing Date.
“Eligible Credit Card Receivable” means, as of any date of determination, a Credit Card Receivable that is subject to a first priority Lien in favor of Agent and which are not any of the following:
(a)    Credit Card Receivable with a principal payment that is greater than sixty (60) days past due on any contractual payment due or is otherwise a Charged Off Credit Card Receivable, or is charged off in accordance with the Program Guidelines;
(b)    Credit Card Receivable to employees of any Credit Party;
(c)    Credit Card Receivable not originated to a person domiciled in the United States;
(d)    Credit Card Receivable not denominated in U.S. Dollars;
(e)    Credit Card Receivable involved in litigation or subject to legal, bankruptcy or insolvency proceedings or with underlying borrowers subject to bankruptcy or insolvency proceedings;

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(f)    Credit Card Receivable with a balloon payment and/or Consumer Loan that is a non-amortizing account;
(g)    Credit Card Receivable with original term in excess of twenty (20) months;
(h)    Credit Card Receivable originated, acquired or participated in a manner that is not in compliance with the Program Guidelines;
(i)    Credit Card Receivable that violates applicable consumer protection, state or usury laws in any material respect;
(j)    Credit Card Receivable that is subject to assignment or confidentiality restrictions applicable to the applicable Bank (if any) or the underlying borrower;
(k)    Credit Card Receivable originated to residents in states where the applicable Bank (if any) or Credit Party was not licensed or registered as required by applicable state law when such Consumer Loan was originated or purchased;
(l)    Credit Card Receivable with an original principal amount greater than $5,000;
(m)    Credit Card Receivable with an annual percentage rate of less than twenty-nine percent (29%); and
(n)    Credit Card Receivable that has been modified outside of the Program Guidelines or Credit Card Receivable that is a Modified and Re-Aged Credit Card Receivable that has been modified outside of the modification policy approved in writing by Agent, in each case, unless approved by Agent in its sole discretion.
“Eligible UK Consumer Loan” means, as of any date of determination, a Consumer Loan marked as “Sunny” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that is subject to a first priority Lien in favor of Agent and which are not any of the following:
(a)    Consumer Loan with a principal payment that is greater than sixty (60) days past due on any contractual payment due or is otherwise a Charged Off Consumer Loan, or is charged off in accordance with the Program Guidelines;
(b)    Consumer Loan to employees of any Credit Party;
(c)    Consumer Loan not originated to a person domiciled in the United Kingdom;
(d)    Consumer Loan not denominated in Pounds Sterling;
(e)    Consumer Loan involved in litigation or subject to legal, bankruptcy or insolvency proceedings or with underlying borrowers subject to bankruptcy or insolvency proceedings;
(f)    Consumer Loan with a balloon payment and/or Consumer Loan that is a non-amortizing account;

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(g)    Consumer Loan with original term in excess of twenty-four (24) months;
(h)    Consumer Loan originated, acquired or participated in a manner that is not in compliance with the Program Guidelines;
(i)    Consumer Loan that violates applicable UK consumer protection or usury laws in any material respect;
(j)    Consumer Loan with an original principal amount greater than £5,000;
(k)    Consumer Loan with an annual percentage rate of less than forty-one percent (41%); and
(l)    Consumer Loan that has been modified outside of the Program Guidelines or Consumer Loan that is a Modified and Re-Aged Consumer Loan that has been modified outside of the modification policy approved in writing by Agent, in each case, unless approved by Agent in its sole discretion.
“Eligible US Consumer Loan” means, as of any date of determination, a Consumer Loan marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that is subject to a first priority Lien in favor of Agent and which are not any of the following:
(a)    Consumer Loan with a principal payment that is greater than sixty (60) days past due on any contractual payment due or is otherwise a Charged Off Consumer Loan, or is charged off in accordance with the Program Guidelines;
(b)    Consumer Loan to employees of any Credit Party;
(c)    Consumer Loan not originated to a person domiciled in the United States;
(d)    Consumer Loan not denominated in U.S. Dollars;
(e)    Consumer Loan involved in litigation or subject to legal, bankruptcy or insolvency proceedings or with underlying borrowers subject to bankruptcy or insolvency proceedings;
(f)    Consumer Loan with a balloon payment and/or Consumer Loan that is a non-amortizing account;
(g)    Consumer Loan with original term in excess of thirty-six (36) months;
(h)    Consumer Loan originated, acquired or participated in a manner that is not in compliance with the Program Guidelines or state lending laws within each respective state where such Consumer Loan is originated;
(i)    Consumer Loan that violates applicable consumer protection, state or usury laws in any material respect;

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(j)    Consumer Loan that is subject to assignment or confidentiality restrictions applicable to the applicable Bank (if any) or the underlying borrower;
(k)    Consumer Loan originated to residents in states where the applicable Bank (if any) or Credit Party was not licensed or registered as required by applicable state law when such Consumer Loan was originated or purchased;
(l)    Consumer Loan with an original principal amount greater than $10,000;
(m)    Consumer Loan with an annual percentage rate of less than thirty percent (30%); and
(n)    Consumer Loans that has been modified outside of the Program Guidelines or Consumer Loan that is a Modified and Re-Aged Consumer Loan that has been modified outside of the modification policy approved in writing by Agent, in each case, unless approved by Agent in its sole discretion.
“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA (a) which is or was sponsored, maintained or contributed to by, or required to be contributed to by, any Credit Party, any Subsidiary of any Credit Party or any of their ERISA Affiliates, or (b) with respect to which, any Credit Party or any Subsidiary of any Credit Party may have liability (contingent or otherwise).
“Environmental Laws” means all applicable federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, the exposure of humans thereto, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all regulatory authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices of violation or similar notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
“Equity Interests” means Capital Stock and all warrants, options and other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock, whether or not such debt security includes the right of participation with Capital Stock).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means, as to any Credit Party, any trade or business (whether or not incorporated) that is a member of a group which includes such Credit Party and which is treated as a single employer under Section 414 of the Code.

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“ERISA Event” means (a) the occurrence of a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30 day notice to the PBGC has been waived by regulation) with respect to an ERISA Affiliate; (b) the failure to meet the minimum funding standards of Sections 412 and 430 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (d) the withdrawal by any of the Credit Parties, any of their respective Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any of the Credit Parties, any of their respective Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which reasonably might be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of liability on any of the Credit Parties, any of their respective Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the withdrawal of any of the Credit Parties, any of their respective Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by any of the Credit Parties, any of their respective Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (h) the occurrence of an act or omission which reasonably might be expected to give rise to the imposition on any of the Credit Parties, any of their respective Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Sections 4975 or 4971 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (i) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against any of the Credit Parties, any of their respective Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (j) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (k) the imposition of a Lien pursuant to Section 401(a)(29) or 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan.
“Event of Default” has the meaning set forth in Section 10.1.
“Event of Default Commitment Suspension or Termination Notice” has the meaning set forth in Section 10.2(a).

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“Event of Default Notice” has the meaning set forth in Section 10.2(a).
“Event of Default Redemption” has the meaning set forth in Section 10.2(a).
“Event of Default Redemption Notice” has the meaning set forth in Section 10.2(a).
“Event of Loss” means any Destruction to, or any Taking of, any asset or property of any Credit Party or any of their Subsidiaries.
“Excess Concentration Amounts” means,
(a)    with respect to Eligible Credit Card Receivables, as of any date of determination an amount equal to the principal balance of Eligible Credit Card Receivables in excess of $11,765,000, if any;
(b)    with respect to Eligible US Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a):
(i)    the aggregate principal balance of all such Eligible US Consumer Loans, as of any date of determination, that have principal payments that are greater than or equal to one (1) day past due and less than or equal to thirty (30) days past due on such date in excess of 10.00% of the aggregate principal balance of all of such Eligible US Consumer Loans;
(ii)    the aggregate principal balance of all such Eligible US Consumer Loans, as of any date of determination, that have principal payments that are greater than thirty (30) days and less than or equal to sixty (60) days past due on such date in excess of 5.50% of the aggregate principal balance of all of such Eligible US Consumer Loans; or
(iii)    the aggregate principal balance of all such Eligible US Consumer Loans that are Modified and Re-Aged Consumer Loans in excess of 5.00% of the aggregate principal balance of all of such Eligible US Consumer Loans; and
(c)    with respect to Eligible UK Consumer Loans marked as “Sunny” on the monthly financial statements provided to Agent pursuant to Section 8.2(a):
(i)    (x) the aggregate amount equal to the average of (1) the aggregate principal balance of all such Eligible UK Consumer Loans, as of the applicable date of determination, that have principal payments that are greater than or equal to one (1) day past due and less than or equal to thirty (30) days past due on such date and (2) the aggregate principal balance of all such Eligible UK Consumer Loans, as of the last day of the calendar month immediately prior to the calendar month that includes such date of determination, that have principal payments that are greater than or equal to one (1) day past due and less than or equal to thirty (30) days past due on such date in excess of (y) 11.00% of the aggregate amount equal to the average of (1) the aggregate principal balance of all of such Eligible UK Consumer Loans, as of the applicable date of determination and (2) the aggregate

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principal balance of all of such Eligible UK Consumer Loans, as of the last day of the calendar month immediately prior to the calendar month that includes such date of determination;
(ii)    (x) the aggregate amount equal to the average of (1) the aggregate principal balance of all such Eligible UK Consumer Loans, as of the applicable date of determination, that have principal payments that are greater than thirty (30) days and less than or equal to sixty (60) days past due on such date and (2) the aggregate principal balance of all such Eligible UK Consumer Loans, as of the last day of the calendar month immediately prior to the calendar month that includes such date of determination, that have principal payments that are greater than thirty (30) days and less than or equal to sixty (60) days past due on such date in excess of (y) 9.00% of the aggregate amount equal to the average of (1) the aggregate principal balance of all of such Eligible UK Consumer Loans, as of the applicable date of determination and (2) the aggregate principal balance of all of such Eligible UK Consumer Loans, as of the last day of the calendar month immediately prior to the calendar month that includes such date of determination; or
(iii)    the aggregate principal balance of all such Eligible UK Consumer Loans that are Modified and Re-Aged Consumer Loans in excess of 5.00% of the aggregate principal balance of all of such Eligible UK Consumer Loans.
“Excess Spread (UK)” means, as of any date of determination, with respect to any Consumer Loans marked as “Sunny” on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination; provided, if the date of determination is the last day of the calendar month, “Excess Spread” means the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month that includes such date of determination.
“Excess Spread (US)” means, as of any date of determination, with respect to any Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination; provided, if the date of determination is the last day of the calendar month, “Excess Spread” means the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month that

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includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month that includes such date of determination.
“Excluded Taxes” means, in respect of the Agent or any Holder or Lender, as applicable, (a) income taxes imposed on the net income of such Person, (b) franchise taxes imposed on the net income of such Person, in each case by the jurisdiction under the laws of which such Person is organized or qualified to do business or a jurisdiction or any political subdivision thereof in which such Person engages in business activity, other than activity or connection arising from such Person having executed, delivered, become a party to, enjoyed or exercised its rights under, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction contemplated under this Agreement or any Transaction Document, or sold or assigned any interest in any Note or any of the other Transaction Documents.
“Extraordinary Receipts” means any cash received by any Credit Party or any of their Subsidiaries outside the ordinary course of business (and not consisting of proceeds described in Sections 2.3(b)(i), (b)(ii), (b)(iii), (b)(iv) or (b)(vi)), including, without limitation, (a) foreign, United States, state or local tax refunds outside the ordinary course of business, (b) pension plan reversions outside the ordinary course of business, (c) judgments, proceeds of settlements or other consideration of any kind in excess of $500,000 in the aggregate in connection with any cause of action (but excluding any amounts received in connection with the collection, sale, or disposition in the ordinary course of business of the Credit Parties of Consumer Loans that are not Eligible UK Consumer Loans or Eligible US Consumer Loans and that have been settled or charged off) and (d) any purchase price adjustment received in connection with any Acquisition.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, rules, guidance notes or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code or analogous provisions of non-U.S. law.
“FCA” means the Financial Conduct Authority acting in accordance with Part 6 of the Financial Services and Markets Act 2000.
“Federal or Multi-State Force Majeure Affected Amount” means, as of any date of determination, an amount equal to the aggregate outstanding principal amount of the US Term Notes on such date multiplied by a fraction, the numerator of which shall be equal to the portion of such aggregate outstanding principal amount for which the proceeds thereof were used to originate Consumer Loans and/or Credit Card Receivables (or purchase participation interests therein) that remain outstanding on such date to borrowers residing in state(s) directly affected by a Federal or Multi-State Force Majeure Event (which amount with respect to each such Consumer Loan or Credit Card Receivable or participation interest in a Consumer Loan or Credit Card Receivable shall not exceed the outstanding principal amount of such Consumer Loan or Credit Card Receivable (or

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participation interest therein, as the case may be) on such date) and the denominator of which shall be equal to the aggregate outstanding principal amount of the US Term Notes on such date.
“Federal or Multi-State Force Majeure Event” means any regulatory event or regulatory change at the federal level or in any group of states acting in concert in which the Credit Parties originate Consumer Loans and/or Credit Card Receivables or in which the Credit Parties purchase participation interests in Consumer Loans from the applicable Banks which originate such Consumer Loans or in Credit Card Receivables from the applicable Banks which originated such Credit Card Receivables, in each case, that would prohibit or make it illegal for the Credit Parties to continue to originate or collect Consumer Loans and/or Credit Card Receivables (or purchase participation interests therein and collect thereon, as the case may be) in such affected jurisdictions pursuant to the Program or another program of a type similar to the Program, resulting in a Federal or Multi-State Force Majeure Affected Amount equal to two-thirds or more of the aggregate principal amount then outstanding under the US Term Notes as of the applicable date of determination.
“Fifth Restatement Closing” has the meaning set forth in Section 3.1.
“Fifth Restatement Closing Date” has the meaning set forth in Section 3.1.
“FinWise Financing Agreement” means that certain Financing Agreement dated as of February 7, 2019 by and among EF SPV, as borrower, Elevate Credit Parent, as a guarantor, the other guarantors party thereto, Victory Park Management, LLC, as administrative agent and collateral agent, the lenders party thereto and each Person who becomes a party thereto pursuant to the joinder provisions thereof, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted by the Intercreditor Agreement.
“First Out Committed Buy-Out Notice” has the meaning set forth in Section 13.21(a).
“First Out Note Holder” means any Holder holding any portion of the First Out Notes, solely in such capacity.
“First Out Notes” means collectively, the UK Term Notes and the US Term Notes.
“First Out Purchase Price” has the meaning set forth in Section 13.21(b).
“First Tier Foreign Subsidiary” means a Foreign Subsidiary more than fifty percent (50%) of the voting Equity Interests of which are held directly by a Credit Party or indirectly by a Credit Party through one or more Subsidiaries that are incorporated or otherwise organized under the laws of a state of the United States of America.
“Fiscal Year” means a fiscal year of the Credit Parties.
“Flotation” means (a) a successful application being made for the admission of any part of the share capital of Elevate Credit Parent or any of its Subsidiaries (or any Holding Company of Elevate Credit Parent or any of its Subsidiaries) to the “Official List” maintained by the FCA or any equivalent list maintained by any other recognized authority and the admission of any part of

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the share capital of Elevate Credit Parent or any of its Subsidiaries (or Holding Company of Elevate Credit Parent or any of its Subsidiaries) to trading on the London Stock Exchange plc or any other recognized exchange; or (b) the grant of permission to deal in any part of the issued share capital of Elevate Credit Parent or any of its Subsidiaries (or Holding Company of Elevate Credit Parent or any of its Subsidiaries) on the Alternative Investment Market or the Main Board or the Growth Market of the ICAP Securities & Derivatives Exchange (ISDX) or on any recognized investment exchange (as that term is used in the Financial Services and Markets Act 2000) or in or on any exchange or market replacing the same or any other exchange or market in any country.
“Foreign Lender” means in the case of the US Term Note Borrowers and the US Last Out Term Note Borrower, a Lender or a Holder that is not a US Person.
“Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not incorporated or otherwise organized under the laws of a state of the United States of America.
“Four Month Charge Off Rate (UK)” means, as of any date of determination and with respect to any Vintage Pool of Consumer Loans marked as “Sunny” on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the fourth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.
“Four Month Charge Off Rate (US)” means, as of any date of determination and with respect to any Vintage Pool of Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the fourth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.
“Fourth Restatement Closing Date” means October 15, 2018.
“Fourth Tranche US Last Out Term Note Commitment” has the meaning set forth in Section 2.1(d).
“Fourth Tranche US Last Out Term Note Maturity Extension” has the meaning set forth in Section 2.11.
“Fourth Tranche US Last Out Term Notes” has the meaning set forth in Section 2.1(d).
“Funding Account” means, with respect to a Borrower, a deposit account of such Borrower approved in writing by the Agent, in which (a) all funds on deposit therein shall be solely used to fund Consumer Loans and for no other purpose and (b) no other party shall have a Lien or shall

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have perfected a Lien, other than any Lien of the Agent and customary common law or statutory rights of setoff of banks arising in connection with their depository relationship with such Borrower.
“GAAP” means United States generally accepted accounting principles, consistently applied; provided, that solely for the purposes of the consolidating financial statements of the United Kingdom operations required to be delivered pursuant to Sections 8.2(a) and (b) of this Agreement, “GAAP” shall mean the International Financial Reporting Standards, as adopted by the European Union generally from time to time, consistently applied.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision of any of the foregoing, whether federal, state or local, and any agency, authority, commission, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guarantor” means (i) Elevate Credit Parent (including in respect of the Obligations of the UK Borrower, the US Term Note Borrowers and the US Last Out Term Note Borrower)), (ii) each of the Elevate Credit Subsidiaries, (iii) the US Term Note Borrowers in respect of the Obligations of the UK Borrower, (iv) each US Term Note Borrower in respect of the Obligations of the other US Term Note Borrower and (iv) each other Person that guarantees in writing all or any part of the Obligations.
“Guarantor Payment” has the meaning set forth in Section 9.7(a).
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under: (i) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (ii) other agreements or arrangements designed to manage interest rates or interest rate risk; and (iii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.
“Holder” means a holder of a Note.
“Holding Company” means, in relation to a Person, any other Person in respect of which it is a Subsidiary.
“Holdout Buy-Out” has the meaning set forth in Section 13.21(a).
“Holdout Last Out Note Holder” has the meaning set forth in Section 13.21(a).
“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “financing leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, notes or similar instruments whether convertible or not,

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including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all indebtedness referred to in clauses (i) through (v) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (vii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above; (viii) banker’s acceptances; (ix) the balance deferred and unpaid of the purchase price of any property or services due more than three months after such property is acquired or such services are completed; (x) Hedging Obligations; and (xi) obligations under convertible securities of any Credit Party or any of their Subsidiaries. In addition, the term “Indebtedness” of any Credit Party or any of their Subsidiaries, as applicable, includes (a) all Indebtedness of others secured by a Lien on any assets of any Credit Party or any of their Subsidiaries (whether or not such Indebtedness is assumed by any Credit Party or any of such Subsidiaries), (b) to the extent not otherwise included, the guarantee by any Credit Party or any of their Subsidiaries of any Indebtedness of any other Person and (c) the absolute value of any negative amounts in any accounts owned by any Credit Party.
“Indemnified Liabilities” has the meaning set forth in Section 13.12.
“Indemnitees” has the meaning set forth in Section 13.12.
“Insolvency Proceeding” means any corporate action, legal proceeding or other procedure or formal step taken in relation to (a) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise (other than for the purpose of a reconstruction or amalgamation the terms of which have been approved by the Agent)) of Elevate Credit Parent or any of its Subsidiaries; (b) a composition, compromise, assignment or arrangement with any creditor of Elevate Credit Parent or any of its Subsidiaries; (c) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of Elevate Credit Parent or any of its Subsidiaries or any of their respective assets; or (d) enforcement of any security over any assets of Elevate Credit Parent or any of its Subsidiaries, in each case, or any analogous procedure or formal step taken in any jurisdiction.
“Insolvent” means, with respect to any Person, (a) the present fair saleable value in a non‑liquidation context of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness as applicable, or the fair value of the assets of such Person is less than its total liabilities (taking into account contingent and prospective liabilities), (b) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities fall due or become absolute and matured, (c) such Person incurs debts that would be beyond its ability to pay as such debts mature, (d) such Person has unreasonably small capital with which to conduct

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the business in which it is engaged as such business is now conducted and is proposed to be conducted, (e) such Person is deemed to, or is declared to, be unable to pay its debts under applicable law, (f) such Person suspends or threatens in writing to suspend making payments on any of its debts, (g) a moratorium is declared in respect of any Indebtedness of such Person or (h) as of such date of determination, to the extent such Person is a Borrower, based on information derived from the Borrower’s internal analysis of the assets held by the Borrower and contemplated to be held by the Borrower following such issuance and purchase of Notes and the Borrower’s reasonable forecasts in good faith (which forecasts shall be mutually acceptable to the Borrower and Agent (in each case, which acceptance shall not be unreasonably conditioned, withheld or delayed)), that it is expected that any Obligations under the Notes will not be fully and timely paid when due. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that would reasonably be expected to become an actual or matured liability. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.
“Intellectual Property Rights” has the meaning provided in Section 7.12.
“Intellectual Property Security Agreements” means each trademark security agreement, each patent security agreement and each copyright security agreement, each in form and substance reasonably acceptable to the Agent, entered into from time to time by and among the applicable Credit Party or the applicable Guarantor and the Agent.
“Interagency Guidelines” means the Interagency Guidelines Establishing Information Security Guidelines, as set forth in Appendix B to 12 C.F.R. Part 30.
“Intercompany Subordination Agreement” means that certain Subordination Agreement dated on or about the Original Restatement Closing Date by and among Agent, the “Subordinated Creditors” (as defined therein) and the “Subordinated Debtors” (as defined therein), as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement dated on or about the Fifth Restatement Closing Date and among Agent, the “Borrowers” (as defined therein), the “Collateral Agents” (as defined therein) and the “Grantors” (as defined therein).
“Interest Date” has the meaning provided in Section 2.2(a).
“Interest Rate Spread” means seven and one-half percent (7.5%) per annum.
“Interest Rate Spread Reduction Conditions” means the satisfaction of each of the following conditions:
(a)    All of the Credit Parties have been in compliance with all of their obligations and covenants under this Agreement for the six (6) months prior to any date of determination and

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all of the Credit Parties’ representations and warranties are true, accurate and correct for the six (6) months prior to any date of determination; and
(b)    The Borrowers shall have satisfied the then applicable Performance Hurdle.
“Inventory” has the meaning provided in the UCC.
“Investment” means, with respect to any Person, any investment in another Person, whether by acquisition of any debt security or Equity Interest, by making any loan or advance, by becoming contingently liable in respect of obligations of such other Person or by making an Acquisition.
“IRS” means the Internal Revenue Service of the United States and any successor thereto.
“Issuance Date” has the meaning provided in Section 2.2(a).
“Judgment Currency” has the meaning set forth in Section 1.7.
“Last Out Note Holder” means any Holder holding any portion of the Fourth Tranche US Last Out Term Notes, solely in such capacity.
“Late Charge” has the meaning provided in Section 2.4.
“Legal Reservations” means:
(a)    the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;
(b)    the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of United Kingdom stamp duty may be void and defences of set-off or counterclaim;
(c)    the limitation of the enforcement of the terms of leases of real property by laws of general application to those leases;
(d)    similar principles, rights and remedies under the laws of any Relevant Jurisdiction; and
(e)    any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinions supplied to the Agent or Lenders under this Agreement.
Notwithstanding the foregoing and for purposes of clarification, the fact that charges which are designated as fixed charges in a security document may be construed by a court as floating charges only.
“Lender” and “Lenders” has the meaning set forth in the introductory paragraph hereto.

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“LIBOR Rate” means the London Interbank Offered Rate last quoted by Bloomberg for deposits of U.S. Dollars for a period of three months. If no such London Interbank Offered Rate exists, such rate will be the rate of interest per annum, as determined by the Agent at which deposits of U.S. Dollars in immediately available funds are offered on the last Business Day of each calendar month by major financial institutions reasonably satisfactory to the Agent in the London interbank market for a period of three months for the applicable principal amount on such date of determination.
“Lien” means any mortgage, lien, pledge, security interest, conditional sale or other title retention agreement, charge or other security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement or any lease or license in the nature thereof, any option or other agreement to sell or give a security interest in, or any agreement or arrangement having similar effect.
“Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.
“Loan to Value Ratio (UK)” means, as of any date of determination, the ratio of (a) the outstanding principal balance of the UK Term Notes to (b) the Borrowing Base (UK), in each case, as of such date of determination.
“Loan to Value Ratio (US)” means, as of any date of determination, the ratio of (a) the outstanding principal balance of the US Term Notes to (b) the Borrowing Base (US), in each case, as of such date of determination.
“LTV Covenant Cure Amount” has the meaning provided in Section 8.1(a).
“LTV Covenant Cure Obligation” has the meaning provided in Section 8.1(a).
“LTV Covenant Default” has the meaning provided in Section 8.1(a).
“M&A Event” means a Change of Control of Elevate Credit Parent.
“Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, the Collateral, results of operations, or condition (financial or otherwise) or prospects of the Credit Parties and their Subsidiaries, taken as whole, or on the transactions contemplated hereby or by the other Transaction Documents or by the Bank Transaction Documents, or on the authority or ability of any Credit Party or any of their respective Subsidiaries to fully and timely perform its obligations under any Transaction Document or any Bank Transaction Document, in each case, as determined by the Agent in its sole but reasonable discretion.
“Material Contract” means (a) each Consumer Loan Agreement and each Bank Transaction Document and (b) any contract or other arrangement to which any Credit Party or any of its Subsidiaries is a party (other than the Transaction Documents) for which breach, nonperformance, cancellation, termination or failure to renew could reasonably be expected to have a Material Adverse Effect.

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“Maturity Date” means the earlier of (a) (i) solely with respect to the US Term Notes and UK Term Notes, January 1, 2024 and (ii) solely with respect to the Fourth Tranche US Last Out Term Notes, February 1, 2021; and (b) such earlier date as the unpaid principal balance of all outstanding Notes becomes due and payable pursuant to the terms of this Agreement and the Notes.
“Maximum Commitment” means the sum of (a) a “Maximum UK Commitment” of £100,000,000, (b) a “Maximum US Term Note Commitment” of $350,000,000, and (c) a “Maximum Fourth Tranche US Last Out Term Note Commitment” of $35,050,000.
“Maximum First Out Note Balance” means, from time to time, the lesser of (a) the sum of the Borrowing Base (UK) and Borrowing Base (US) (each as calculated pursuant to the most recent Borrowing Base Certificate) then in effect or (b) the sum of $350,000,000 and £100,000,000.
“Maximum UK Term Note Balance” means, from time to time, the lesser of (a) the sum of the Borrowing Base (UK) (as calculated pursuant to the most recent Borrowing Base Certificate) then in effect or (b) the Maximum UK Commitment.
“Maximum US Term Note Balance” means, from time to time, the lesser of (a) the sum of the Borrowing Base (US) (as calculated pursuant to the most recent Borrowing Base Certificate) then in effect or (b) the Maximum US Term Note Commitment.
“Modified and Re-Aged Consumer Loans” means Consumer Loans that were modified at any time after origination and meet the definition of a trouble debt restructuring under GAAP.
“Modified and Re-Aged Credit Card Receivable” means Credit Card Receivables that were modified at any time after origination and meet the definition of a trouble debt restructuring under GAAP.
“Monthly Maintenance Fees” has the meaning set forth in Section 2.10.
“Mortgage” means a mortgage or deed of trust, in form and substance reasonably satisfactory to the Agent, as it may be amended, supplemented or otherwise modified from time to time.
“Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA.
“New Guarantor” has the meaning set forth in Section 8.24.

“New Indebtedness Opportunity” has the meaning set forth in Section 8.19.
“Non-Excluded Taxes” (a) any and all Taxes, other than Excluded Taxes, and (b) to the extent not otherwise described in (a), Other Taxes.

“Notes” means each US Term Note, each UK Term Note and each Fourth Tranche US Last Out Term Note and shall include each such US Term Note, UK Term Note, or Fourth Tranche US

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Last Out Term Note delivered pursuant to any provision of this Agreement and each such US Term Note, UK Term Note, or Fourth Tranche US Last Out Term Note delivered in substitution or exchange for, or otherwise in respect of, any other Note pursuant to any such provision.
“Notice of Borrowing” means a notice given by the Borrower Representative to the Agent pursuant to Section 2.1, in substantially the form of Exhibit F hereto.
“Obligations” means any and all obligations, liabilities and indebtedness, including without limitation, principal, interest (including, but not limited to, interest calculated at the Default Rate and post-petition interest in any proceeding under any Bankruptcy Law), Late Charges, Monthly Maintenance Fees, Prepayment Premium, and other fees, costs, expenses and other charges and other obligations arising under the Transaction Documents, of the Credit Parties to the Agent, the Holders and the Lenders or to any parent, affiliate or subsidiary of the Agent, such Holders or such Lenders of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.
“Optional Reborrowing” has the meaning set forth in Section 2.3(c).
“Optional Revolving Date” means the first or last calendar day of any calendar month in the first calendar quarter.
“Original Closing Date” means January 30, 2014.
“Original Financing Agreement” has the meaning set forth in the Recitals.
“Original Jurisdiction” means, in relation to a Credit Party, the jurisdiction under whose laws that Credit Party is incorporated as of the Original Closing Date or, in the case of a New Guarantor, as of the date on which such New Guarantor becomes party to this Agreement as a New Guarantor.
“Original Restatement Closing Date” means August 15, 2014.
“Other Taxes” has the meaning set forth in Section 2.6(c).
“Outside Legal Counsel” means counsel selected by the Borrowers from time to time.
“Participant Register” has the meaning set forth in Section 13.9.
“Past Due Roll Rate (UK)” means the rate expressed as a percentage, as of the last day of any calendar month, of the ratio of (i) the aggregate outstanding principal balance of Consumer Loans marked as “Sunny” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) (a) that have a principal payment that is one or more days past due but not greater than thirty days past due or (b) that did not have a principal payment that is one or more days past due in the

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calendar month immediately prior to the calendar month that includes the date of determination but became charged off in accordance with the Program Guidelines in the calendar month that includes such date of determination, in each case, in the calendar month that includes such date of determination to (ii) the aggregate outstanding principal balance of Consumer Loans marked as “Sunny” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that do not have a principal payment that became one or more days past due or is otherwise charged off in accordance with the Program Guidelines, in each case, as of the last day of the calendar month immediately prior to the calendar month that includes such date of determination.
“Past Due Roll Rate (US)” means the rate expressed as a percentage, as of the last day of any calendar month, of the ratio of (i) the aggregate outstanding principal balance of Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) (a) that have a principal payment that is one or more days past due but not greater than thirty days past due or (b) that did not have a principal payment that is one or more days past due in the calendar month immediately prior to the calendar month that includes the date of determination but became charged off in accordance with the Program Guidelines in the calendar month that includes such date of determination, in each case, in the calendar month that includes such date of determination to (ii) the aggregate outstanding principal balance of Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that do not have a principal payment that became one or more days past due or is otherwise charged off in accordance with the Program Guidelines, in each case, as of the last day of the calendar month immediately prior to the calendar month that includes such date of determination.
“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Sections 412 and 430 of the Code or Section 302 of ERISA.
“Performance Hurdle” means that the Elevate Credit Parent has a minimum net income in the 2019 Fiscal Year of $22,000,000 and has a minimum net income in the 2020 Fiscal Year equal to an amount to be agreed upon by the Agent and each Credit Party no later than February 15, 2020.
“Permitted Dispositions” means (i) sales of Inventory in the ordinary course of business, (ii) disposals of obsolete, worn out or surplus equipment in the ordinary course of business, (iii) the granting of Permitted Liens, (iv) the licensing of patents, trademarks, copyrights and other Intellectual Property Rights in the ordinary course of business consistent with past practice, (v) collection, sale, or disposition in the ordinary course of business of the Credit Parties of Credit Card Receivables that are not Eligible Credit Card Receivables and that have been settled or charged off, (vi) collection, sale, or disposition in the ordinary course of business of the Credit Parties of Consumer Loans that are not Eligible US Consumer Loans or Eligible UK Consumer Loans and that have been settled or charged off, (vii) reasonable expenditures of cash in the ordinary course of business or as otherwise approved by the board of directors (or similar governing body) of the applicable Credit Party, (viii) subject to (A) no adverse selection by the Credit Parties, (B) no Event of Default existing at the time of such sale or other disposition (or arising therefrom) and (C) immediately after giving pro forma effect to such sale or other disposition, the Credit Parties being

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in pro forma compliance with the covenants set forth in Section 8.1, sales or other dispositions of Credit Card Receivables in an aggregate principal amount not to exceed $10,000,000 and (ix) subject to no adverse selection by the Credit Parties, dispositions and sales of Consumer Loans and/or Credit Card Receivables by the Credit Parties for which Lender has not provided funding for the applicable Borrower to originate and/or purchase a participation interest therein.
“Permitted Draw Date” means any one Business Day of each calendar month during the term of this Agreement.
“Permitted Indebtedness” means (i) Reserved, (ii) Indebtedness of any (A) Domestic Subsidiary Credit Party (other than any US Term Note Borrower) to Elevate Credit Parent or any other Domestic Subsidiary Credit Party (other than any US Term Note Borrower) and (B) Foreign Subsidiary Credit Party (other than the UK Borrower) to any other Foreign Subsidiary Credit Party (other than the UK Borrower); provided, in each case, all such Indebtedness shall be unsecured, (iii) Reserved, (iv) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with customary deposit accounts maintained by any Credit Party as part of its ordinary cash management program, (v) performance guaranties in the ordinary course of business and consistent with historic practices of the obligations of suppliers, customers, franchisees and licensees of Elevate Credit Parent and its subsidiaries, (vi) guaranties by Elevate Credit Parent of Indebtedness of any subsidiary Credit Party or guaranties by any Domestic Subsidiary Credit Party (other than any US Term Note Borrower) of any Indebtedness of Elevate Credit Parent with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this definition, (vii) Indebtedness which is secured by Liens permitted under clause (xii) of the definition of “Permitted Liens”, (viii) Indebtedness of any subsidiary Credit Party with respect to financing leases; provided, the principal amount of such Indebtedness shall not exceed at any time $5,000,000 for such subsidiary Credit Parties, (ix) purchase money Indebtedness of any subsidiary Credit Parties; provided, (A) any such Indebtedness shall be secured only by the asset acquired in connection with the incurrence of such Indebtedness and (B) the aggregate amount of all such Indebtedness shall not exceed at any time $2,500,000 in the aggregate for such subsidiary Credit Parties, (x) other unsecured Indebtedness of any subsidiary Credit Party, which is subordinated to the Obligations on terms acceptable to Agent in its sole discretion in an aggregate amount not to exceed at any time $25,000,000, excluding any CSO Loans, (xi) guaranties by the Credit Parties in favor of the Agent, for the benefit of the Lenders and the Holders, hereunder and under the other Transaction Documents, (xii) to the extent constituting Indebtedness, obligations of a Credit Party (other than any US Term Note Borrower) under the Bank Transaction Documents; provided, that any such guaranty obligations shall be non-recourse to such Credit Party (but for the avoidance of doubt, any such guaranty obligations may be secured by Permitted Liens of the type described in clause (xiv) of the definition of Permitted Liens; and (xiii) guaranties by Elevate Credit Parent of the obligations of any Domestic Credit Party to a lender in respect of any CSO Loans; provided, that no Indebtedness otherwise permitted by clauses (x) or (xi) shall be assumed, created, or otherwise refinanced if an Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) has occurred or would result therefrom.
“Permitted Liens” means (i) Liens in favor of the Agent, for the benefit of the Lenders and the Holders, (ii) Liens for Taxes, assessments and other governmental charges not delinquent or if

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obligations with respect to such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, (iii) statutory Liens of landlords, banks (and rights of set off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to §§401 (a)(29) or 412(n) of the Code or by ERISA), in each case incurred in the ordinary course of business (A) for amounts not yet overdue, or (B) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five (5) days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, (iv) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof, (v) easements, rights of way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the value or use of the property to which such Lien is attached or with the ordinary conduct of the business of such Person, (vi) any interest or title of a lessor or sublessor under any lease of real estate, (vii) Liens solely on any cash earnest money deposits made by such Person in connection with any letter of intent or purchase agreement permitted hereunder, (viii) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business, (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property, in each case which do not and will not interfere with or affect in any material respect the use, value or operations of any real estate assets or in the ordinary conduct of the business of such Person, (xi) licenses of patents, trademarks and other intellectual property rights granted by such Person in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of such Person, (xii) Liens (A) which are junior in priority to those of the Agent, for the benefit of the Lenders and the Holders, pursuant to a subordination agreement acceptable to the Agent, (B) which may not be foreclosed upon without the consent of the Agent, (C) which attach only to goods and (D) which, in the aggregate, do not secure Indebtedness in excess of $1,000,000, (xiii) Liens securing Indebtedness permitted pursuant to clause (ix) of the definition of Permitted Indebtedness; provided, any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and (xiv) Liens securing Permitted Indebtedness described in clause (xii) of the definition of Permitted Indebtedness so long as such Liens consist solely of cash collateral in an aggregate outstanding amount not to exceed the “Required Balance” or any similar defined term or concept under the Bank Transaction Documents maintained by the applicable Credit Party or Subsidiary in a deposit account maintained at the applicable Bank party to the applicable Bank Transaction Documents which holds only those funds required to satisfy such “Required Balance” or any similar defined term or concept under the applicable Bank Transaction Documents.

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“Permitted Redemption” means the redemption of Notes permitted pursuant to Section 2.3(a).
“Permitted Redemption Amount” has the meaning set forth in Section 2.3(a)(i).
“Permitted Redemption Date” means the date on which the Borrower Representative has elected to redeem the Notes in accordance with Section 2.3(a).
“Permitted Redemption Notice” has the meaning set forth in Section 2.3(a)(i).
“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
“Plan” means any Multiemployer Plan or Pension Plan.
“Pounds Sterling” or “£” means the lawful money of the United Kingdom.
“Prepayment Premium” means the premium to be paid in connection with certain prepayments of the Notes pursuant to this Agreement, including pursuant to Section 2.3(a) and Section 2.3(b), but specifically excluding any mandatory prepayment pursuant to Sections 2.3(b)(ii), 2.3(b)(v), 2.3(b)(vi) or 2.3(b)(vii) (solely to the extent such excess required to be applied as a prepayment relates to a prepayment under Sections 2.3(b)(ii), 2.3(b)(v) or 2.3(b)(vi)).
Solely in respect of the US Term Notes and UK Term Notes, such prepayment premium shall be equal to, with respect to such prepayment to be made or made during any period set forth in the table below, the product of (a) the percentage set forth beside such period in such table and (b) the greater of (i) the aggregate principal amount of such Notes then prepaid or required to be prepaid (excluding the principal amount of any Optional Reborrowings repaid one hundred eighty (180) or more days prior to the applicable prepayment) or (ii) the aggregate principal amount of such Notes prior to an Optional Reborrowing pursuant to Section 2.3(c):

Period	Prepayment Premium
January 1, 2022 through and including December 31, 2022	5.0%
January 1, 2023 through and including December 31, 2023	2.0%

; provided, that such prepayment premium in connection with a prepayment of such Notes pursuant to Section 2.3(a) in connection with an M&A Event shall equal an amount equal to the sum of (i) the product of (A) the number of days from the date of such prepayment until January 1, 2022 divided by 360 days, (B) the product of the greater of (x) the highest aggregate principal amount of such Notes at any time prior to such prepayment (excluding the principal amount of any Optional Reborrowings repaid one hundred eighty (180) or more days prior to the applicable prepayment) or (y) the aggregate principal amount of such Notes prior to an Optional Reborrowing pursuant to Section 2.3(c) and (C) the Current Interest Rate, and (ii) the product of (A) the greater of (x) the highest aggregate principal amount of such Notes at any time prior to such prepayment (excluding

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the principal amount of any Optional Reborrowings repaid one hundred eighty (180) or more days prior to the applicable prepayment) or (y) the aggregate principal amount of such Notes prior to an Optional Reborrowing pursuant to Section 2.3(c) and (B) five percent (5%).

Solely in respect of the Fourth Tranche US Last Out Term Notes, such prepayment premium shall be equal to the applicable percentage set forth beside the applicable period in the table below of the aggregate principal amount of such Fourth Tranche US Last Out Term Notes then prepaid or required to be prepaid:

Prepayment Premium Table for all Fourth Tranche US Last Out Term Notes
Period	Prepayment Premium
February 1, 2018 through and including February 1, 2019	10.0%
After February 1, 2019 through and including February 1, 2020	5.0%
February 1, 2020 through February 1, 2021	3.0%

“Proceeding” has the meaning set forth in Section 7.15.
“Program” means (a) the lending program for the solicitation, marketing, and origination of Consumer Loans (or participation interests therein) pursuant to the Consumer Loan Guidelines and (b) the credit card program for the solicitation, marketing, origination and purchase (including participation interests therein) of Credit Card Receivables pursuant to Credit Card Guidelines.
“Program Guidelines” means, collectively, the Consumer Loan Guidelines and the Credit Card Guidelines.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.
“Public Offering” means a public offering of Capital Stock pursuant to a registration statement filed with the Securities and Exchange Commission or any successor or similar Governmental Authority.
“Qualified Funding Failure” has the meaning set forth in Section 2.3(a)(iii).
“Quoted Eurobond Listing” means the listing of the UK Term Notes on a recognized stock exchange as defined by the Income Tax Act 2007.
“Receivables” means the indebtedness and other obligations owed to the Borrower, Elevate Credit Parent or any other Credit Party in connection with any and all liens, title retention and security agreements, chattel mortgages, chattel paper, bailment leases, installment sale agreements, instruments, consumer finance paper and/or promissory notes securing and evidencing unsecured multi-pay consumer installment loans made, and/or time sale transactions or acquired by a Credit Party which were originated in accordance with the Program Guidelines.

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“Register” has the meaning set forth in Section 2.8.
“Related Parties” of any Person means such Person’s Affiliates or any of its respective partners, directors, agents, employees and controlling persons.
“Release Agreement” means that certain Release Agreement, dated on or about the Fifth Restatement Closing Date, among Agent, the Credit Parties, and the Credit Card Borrower (as defined therein).
“Released Parties” has the meaning set forth in Section 13.20.
“Releasing Parties” has the meaning set forth in Section 13.20.
“Relevant Jurisdiction” means, in relation to a Credit Party, (a) its Original Jurisdiction; (b) any jurisdiction where any asset subject to or intended to be subject to the Collateral to be created by it is situated; (c) any jurisdiction where it conducts its business; and (d) the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.
“Required Lenders” means at any time (a) the Lenders then holding more than fifty percent (50%) of the aggregate Commitments then in effect plus the aggregate unpaid principal balance of the Notes then outstanding, or (b) if the Commitments have been terminated, the Holders of Notes then holding more than fifty percent (50%) of the aggregate unpaid principal balance of the Notes then outstanding.
“Required US Term Note Lenders” means at any time (a) the Lenders then holding more than fifty percent (50%) of the aggregate US Term Note Commitments then in effect plus the aggregate unpaid principal balance of the US Term Notes then outstanding, or (b) if the US Term Note Commitments have been terminated, the Holders of US Term Notes then holding more than fifty percent (50%) of the aggregate unpaid principal balance of the US Term Notes then outstanding.
“Requirements” means all applicable federal, state and foreign laws and regulations related, directly or indirectly, to the following: credit (including, without limitation, Consumer Credit); servicing; disclosures, information security and privacy and regulations and industry guidance and requirements (including, but not limited to, guidance issued by the Payment Card Industry); the USA Patriot Act; the Office of Foreign Asset Controls' rules and regulations; the Interagency Guidelines; debt collection and debt collection practices laws and regulations applicable to the Credit Parties or the Program; the federal Truth in Lending Act; the federal Electronic Funds Transfer Act; the federal Equal Credit Opportunity Act; the federal Gramm-Leach-Bliley Act; the federal Fair Debt Collection Practices Act; the Bribery Act 2010; the Data Protection Act 1998; and laws, regulations, rules, and guidance applicable to the solicitation, origination, and servicing of the Credit Card Accounts, including but not limited to the credit card network rules, the Payment Card Industry Data Security Standards and the NACHA Operating Regulations. It is hereby acknowledged and agreed by the Credit Parties that “Requirements” shall include, without limitation, (a) the proposed rule captioned 12 CFR Part 1041, Docket No. CFPB-2016-0025, RIN 3170–AA40 released by the Consumer Financial Protection Bureau on June 2, 2016, regardless of whether such rule shall become Law, but as such rule may be amended, supplemented or otherwise modified from time to time, and

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(b) any other proposed rules or guidelines presented by the Consumer Financial Protection Bureau or any other Governmental Authority from time to time relating to credit (including, without limitation, Consumer Credit); servicing; disclosures, information security and privacy and regulations and industry guidance and requirements, in each case, regardless of whether such rules or guidelines shall become Law, but as such rule and guidelines may be amended, supplemented or otherwise modified from time to time.
“Revolving Amount” has the meaning set forth in Section 2.3(c).
“Revolving Conditions” means the satisfaction of each of the following conditions as of any date of determination:
(a)    The Borrowers are in compliance with all of its obligations and covenants under this Agreement and all of the Borrowers’ representations and warranties are true, accurate and correct; and
(b)    No Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) has occurred or would result therefrom.
“ROFR Notice” has the meaning set forth in Section 8.19.
“Schedules” has the meaning set forth in ARTICLE 7.
“Second Amendment” means that certain Second Amendment dated the Second Amendment Effective Date by and among the Credit Parties and Agent.
“Second Amendment Effective Date” means August 30, 2017.
“Second Amendment Effective Date UK Exchange Rate” means the exchange rate to convert any amount denominated in Pounds Sterling into Dollars, as in effect on the Second Amendment Effective Date, which exchange rate for the avoidance of doubt is 1.285.
“Second Restatement Closing Date” means June 30, 2016.
“Securities” means the Notes and, to the extent issued, the Conversion Shares.
“Security Agreement” means, individually and collectively, the US Security Agreement and the UK Security Documents.
“Security Assignment” means, that certain Deed of Assignment by way of Security dated on or about the Original Restatement Closing Date made between the applicable UK Credit Parties and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Security Documents” means the US Security Agreement, the UK Security Documents, the Intellectual Property Security Agreements and all other instruments, documents and agreements

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delivered by any of the Credit Parties, any of their respective Subsidiaries, Affiliates or any equityholder of any of the Credit Parties in order to grant to Agent, any Lender or any Holder a Lien on any real, personal or mixed Property of such Person as security for the Obligations.
“Share Charges” means those certain Charges Over Shares dated on or about the Original Restatement Closing Date made between the applicable UK Credit Parties and the Agent, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“State Force Majeure Event” means any regulatory event or regulatory change in any state in which the Credit Parties originate Consumer Loans and/or Credit Card Receivables (or purchase participation interests therein) that would prohibit or make it illegal for the Credit Parties to continue to originate or collect Consumer Loans and/or Credit Card Receivables (or participation interests therein and collect thereon, as the case may be) in such state pursuant to the Program or another program of a type similar to the Program.
“State Force Majeure Paydown Amount” means, as of any date of determination, an amount designated in writing by the Borrower Representative to the Agent within ten (10) days following such date equal to the aggregate outstanding principal amount of the US Term Notes on such date multiplied by a fraction, the numerator of which shall be equal to the portion of such aggregate outstanding principal amount for which the proceeds thereof were used to originate Consumer Loans and/or purchase participation interests in Credit Card Receivables that remain outstanding on such date to borrowers residing in state(s) affected by a State Force Majeure Event (which amount with respect to each such Consumer Loan or Credit Card Receivable, as applicable, shall not exceed the outstanding principal amount of such Consumer Loan or Credit Card Receivable, as applicable, on such date) and the denominator of which shall be equal to the aggregate outstanding principal amount of the US Term Notes on such date.
“Subsidiaries” has the meaning set forth in Section 7.1.
“Swap Rate” means the forward swap rate based on the London Interbank Offered Rate last quoted by Bloomberg for deposits of U.S. Dollars for a period of three months, and taking into account the time period between the Issuance Date and the Maturity Date as determined by the Agent in its sole reasonable discretion based on the Bloomberg SWPM calculator. If no such London Interbank Offered Rate exists, such rate will be the rate of interest per annum, as determined by the Agent at which deposits of U.S. Dollars in immediately available funds are offered on the last Business Day of each calendar month by major financial institutions reasonably satisfactory to the Agent in the London interbank market for a period of three months for the applicable principal amount on such date of determination.
“Taking” means any taking of any property of any Credit Party or any of their Subsidiaries or any portion thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use of such assets or any portion thereof, by any Governmental Authority, civil or military (i) in excess of $250,000 in the aggregate for any Fiscal Year or (ii) that results, either individually or in the aggregate, in a Material Adverse Effect.

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“Taxes” means any and all current or future (a) foreign, federal, state or local income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, parking, unclaimed property/escheatment, natural resources, severance, stamp, occupation, occupancy, ad valorem, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax of any kind whatsoever, (b) any liability for the payment of amounts of the type described in clause (a) hereof as a result of being at any time a transferee of, or a successor in interest to, any person, and (c) any interest, penalties or additions to tax or additional amounts (whether disputed or not) in respect of the foregoing.
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Third Amended and Restated Financing Agreement” has the meaning set forth in the Recitals.
“Third Restatement Closing Date” means February 1, 2017.
“Total Cash” means, as of any date of determination, the sum of all unrestricted cash and Cash Equivalent Investments of Elevate Credit Parent and all other Credit Parties. For purposes of clarification, unrestricted cash includes all cash of the Credit Parties that is being held by an ACH provider prior to remittance to a Credit Party.
“Trailing Eight Month Charge Off Rate (UK)” means, as of any date of determination, the average, for each of the three (3) immediately preceding completed months, of the Eight Month Charge Off Rate (UK).
“Trailing Excess Spread (UK)” means, as of any date of determination, the average of the Excess Spread (UK) in (i) the calendar month immediately prior to the calendar month that includes such date of determination and (ii) the calendar month that includes such date of determination.
“Trailing Excess Spread (US)” means, as of any date of determination, the average of the Excess Spread (US) in (i) the calendar month immediately prior to the calendar month that includes such date of determination and (ii) the calendar month that includes such date of determination.
“Trailing Four Month Charge Off Rate (UK)” means, as of any date of determination, the average, for each of the three (3) immediately preceding completed months, of the Four Month Charge Off Rate (UK).
“Trailing Four Month Charge Off Rate (US)” means, as of any date of determination, the average, for each of the three (3) immediately preceding completed months, of the Four Month Charge Off Rate (US).

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“Trailing Past Due Roll Rate (UK)” means, as of any date of determination, the average, of the Past Due Roll Rate (UK) in (i) the calendar month immediately prior to the calendar month that includes such date of determination and (ii) the calendar month that includes such date of determination.
“Trailing Past Due Roll Rate (US)” means, as of any date of determination, the average, of the Past Due Roll Rate (US) in (i) the calendar month immediately prior to the calendar month that includes such date of determination and (ii) the calendar month that includes such date of determination.
“Trailing Twelve Month Charge Off Rate (US)” means, as of any date of determination, the average, for each of the three (3) immediately preceding completed months, of the Twelve Month Charge Off Rate (US).
“Transaction Documents” has the meaning set forth in Section 7.2.
“Twelve Month Charge Off Rate (US)” means, as of any date of determination and with respect to any Vintage Pool of Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the twelfth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.
“UCC” has the meaning set forth in Section 7.13.
“UK Borrower” has the meaning set forth in the introductory paragraph hereto.

“UK Credit Party” means the UK Borrower and each other Credit Party organized under the laws of the United Kingdom.
“UK Force Majeure Event” means any regulatory event or regulatory change in the United Kingdom that would prohibit or make it illegal for the UK Borrower to continue to originate or collect Consumer Loans in the United Kingdom pursuant to the Program or another program of a type similar to the Program.
“UK Force Majeure Paydown Amount” means, as of any date of determination, an amount designated in writing by the Borrower Representative to the Agent within ten (10) days following such date equal to the aggregate outstanding principal amount of the UK Term Notes on such date.
“UK Security Documents” means, collectively, the Debenture, the Share Charges, the Security Assignment and the Intercompany Subordination Agreement.
“UK Tax Deduction” has the meaning set forth in Section 2.6(a).
“UK Term Note Commitment” has the meaning set forth in Section 2.1(b).

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“UK Term Notes” means each UK Term Note (USD) and each UK Term Note (GBP), and shall include each such UK Term Note (USD) or UK Term Note (GBP) delivered pursuant to any provision of this Agreement and each such UK Term Note (USD) or UK Term Note (GBP) delivered in substitution or exchange for, or otherwise in respect of, any other UK Term Note pursuant to any such provision.
“UK Term Notes (GBP)” has the meaning set forth in Section 2.1(b).
“UK Term Notes (USD)” has the meaning set forth in Section 2.1(b).
“US Credit Party” means US Term Note Borrowers, the US Last Out Term Note Borrower and each other Credit Party organized under the laws of a State of the United States or the District of Columbia.
“US Holder” mean each of VPC Specialty Finance Fund I, L.P. (“VP”), VPC Special Opportunities Fund III Onshore, L.P. and any other US Person that is an assignee or transferee of VP or is the beneficial owner of a direct or indirect interest in any of the foregoing.
“US Last Out Term Note Borrower” has the meaning set forth in the introductory paragraph hereto.
“US Last Out Term Notes” has the meaning set forth in Section 2.1(d).
“US Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“US Security Agreement” means that certain Amended and Restated Pledge and Security Agreement dated as of the Fourth Restatement Closing Date by and among Agent and the “Obligors” (as defined therein), as the same may be amended, restated, supplemented or otherwise modified from time to time.
“US Tax Compliance Certificate” has the meaning set forth in Section 2.6(e).
“US Term Note Borrowers” has the meaning set forth in the introductory paragraph hereto.
“US Term Note Commitment” has the meaning set forth in Section 2.1(a).
“US Term Notes” has the meaning set forth in Section 2.1(a).
“Vintage Pool” means and refers to, at any given time, all Consumer Loans that were originated in a particular calendar month. By way of example, and not by way of limitation, all Consumer Loans that were originated in December 2018 shall constitute one Vintage Pool for the calendar month that ended on December 31, 2018; all Consumer Loans that were originated in January 2019 shall constitute one Vintage Pool for the calendar month that ended on January 31, 2019; all Consumer Loans that were originated in February 2019 shall constitute one Vintage Pool for the calendar month that ended on February 28, 2019; and so on.

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“Waivable Mandatory Prepayment” has the meaning set forth in Section 2.3(d).
“Withholding Agent” means any Borrower, any Credit Party or the Agent.
Section 1.2    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. References in this Agreement to “determination” by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).
Section 1.3    Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the financial statements delivered to Agent pursuant to Section 8.2. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value”.

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Section 1.4    Borrower Representative. Each Borrower hereby designates and appoints Elevate Credit as its representative and agent on its behalf (in such capacity, the “Borrower Representative”) for the purposes of delivering certificates, including Compliance Certificates, giving Notices of Borrowing and other instructions with respect to the disbursement of the proceeds of the Notes, giving and receiving all other notices and consents hereunder or under any of the other Transaction Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Transaction Documents. Borrower Representative hereby accepts such appointment. Agent, each Lender and each Holder may regard any notice or other communication pursuant to any Transaction Document from Borrower Representative as a notice or communication from all Borrowers. Each warranty, covenant, agreement and undertaking made on behalf of a Borrower by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.
Section 1.5    Payments in Foreign Currencies. If, notwithstanding the terms of Section 2.4, the Agent receives any payment from or on behalf of any Credit Party in a currency other than the currency in which the relevant Obligation is denominated, the Agent may convert the payment (including the monetary proceeds of realization upon any Collateral) into the currency in which the relevant Obligation is payable at the exchange rate published in The Wall Street Journal (or if such reference is not available, by such other method reasonably determined by Agent) on the Business Day closest in time to the date on which such payment was due (or if either such reference is not available, by such other method reasonably determined by Agent). Any such determination or redetermination by Agent shall be conclusive and binding for all purposes, absent manifest error. No determination or redetermination by any Lender, any Holder or any Credit Party and no other currency conversion shall change or release any obligation of any Credit Party or of any Lender, any Holder (other than Agent) under any Transaction Document, each of which agrees to pay separately for any shortfall remaining after any conversion and payment of the amount as converted. The relevant Obligations shall be satisfied only to the extent of the amount actually received by the Agent upon such conversion. Agent may round up or down, and may set up appropriate mechanisms to round up or down, any amount hereunder to nearest higher or lower amounts and may determine reasonable de minimis payment thresholds.
Section 1.6    Exchange Rates. Unless otherwise expressly set forth herein or therein, wherever in this Agreement or any other Transaction Document, an amount contained in a representation, warranty, covenant or Event of Default related thereto is expressed in Dollars, but a relevant currency applicable thereto is denominated in another currency, such amount will be deemed to be the Dollar Equivalent thereof; provided, that, for purposes of determining compliance with any incurrence or expenditure tests set forth herein or in any other Transaction Document or with Dollar-based basket levels appearing herein or in any other Transaction Document, any amounts so incurred, expended or utilized (to the extent incurred, expended or utilized in a currency other than Dollars) shall be deemed to be the Dollar Equivalent amount thereof as of the date of such incurrence, expenditure or utilization under any provision of any such Section or definition that has an aggregate Dollar limitation provided for therein. Unless otherwise specified herein, all determinations of Dollar Equivalents shall be determined by reference to The Wall Street Journal

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published on the Business Day closest in time to the relevant date of determination or for the relevant period of determination (or if such reference is not available, by such other method reasonably determined by Agent). Any such determination or redetermination by Agent shall be conclusive and binding for all purposes, absent manifest error.
Section 1.7    Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Transaction Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any Credit Party in respect of any such sum due from it to Agent, any Lender or any other Holder hereunder or under the other Transaction Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by Agent of any sum adjudged to be so due in the Judgment Currency, Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due from the applicable Credit Parties in the Agreement Currency, such Credit Parties agree, as a separate obligation and not-withstanding any such judgment, to indemnify Agent or the Person to whom such obligation was owing against such loss.
ARTICLE 2

BORROWERS’ AUTHORIZATION OF ISSUE
Section 2.1    Senior Secured Term Notes; Senior Secured UK Term Notes; Senior Secured Fourth Tranche US Last Out Term Notes.
(a)    Rise SPV, as “US Term Note Borrower” as defined in the Third Amended and Restated Financing Agreement previously (i) authorized and issued to the Lenders on the Original Closing Date senior secured term notes in the aggregate principal amount of the Maximum US Term Note Commitment (as defined in the Original Financing Agreement), dated the date of issue thereof, maturing on the Maturity Date (as defined in the Original Financing Agreement), bearing interest as provided in Section 2.2 below and in the form of Exhibit A to the Original Financing Agreement and Exhibit A-1 hereto (the “Existing US Term Notes”) and (ii) authorized the issuance to the applicable Lenders prior to the date hereof additional senior secured term notes in an aggregate principal amount equal to the Maximum US Term Note Commitment minus the aggregate original principal amount of the Existing US Term Notes, to be dated the date of issue thereof, to mature on the Maturity Date, to bear interest as provided in Section 2.2 below and in the form of Exhibit A-1 hereto (the senior secured term notes described in the foregoing clauses (i) and (ii) collectively, the “US Term Notes”). Today Card, as a US Term Note Borrower, hereby ratifies the previous authorization and issuance of the Existing US Term Notes and other US Term Notes issued prior to the date hereof, authorizes the issuance of additional US Term Notes in accordance with the terms hereof after the date hereof and agrees, together with Rise SPV as a US Term Note Borrower, to be jointly and severally liable for the US Term Notes issued prior to the date hereof

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and all other Obligations of the “US Term Note Borrower” as defined in the Fourth Amended and Restated Financing Agreement as if it were originally a party thereto. The commitment of each Lender to fund its pro rata share of draws under the US Term Notes as of the Fifth Restatement Closing Date is set forth opposite such Lender’s name in column three (3) of Section 1 (US Term Notes) of the Schedule of Lenders attached hereto (such amount as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Lender’s “US Term Note Commitment”). The US Term Note Borrowers shall repay, on a joint and several basis, the outstanding principal balance of the US Term Notes in full in cash on the Maturity Date, unless accelerated in accordance with Section 10.2 or redeemed or prepaid in accordance with Section 2.3. A portion of the Maximum US Term Note Commitment under the US Term Notes was previously advanced to certain of the US Term Note Borrowers by the Lenders under the Original Financing Agreement (as defined in the Third Amended and Restated Financing Agreement), the Original Financing Agreement, the Third Amended and Restated Financing Agreement or the Fourth Amended and Restated Financing Agreement, as applicable, as is set forth opposite such Lender’s name in column four (4) of Section 1 (US Term Notes) of the Schedule of Lenders attached hereto. Each US Term Note Borrower acknowledges and agrees that, as of the Fifth Restatement Closing Date, immediately prior to giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal balance of the US Term Notes is $207,000,000. Each US Term Note Borrower hereby (a) represents, warrants, agrees, covenants and reaffirms that it has no defense, set off, claim or counterclaim against the Agent, the Holders or the Lenders with regard to its Obligations under the US Term Notes arising prior to the Fifth Restatement Closing Date and (b) reaffirms its obligation to repay the US Term Notes in accordance with the terms and provisions of this Agreement and the other Transaction Documents. For purposes of clarification, the entire outstanding principal balance of the US Term Notes as of the Fifth Restatement Closing Date shall be deemed to constitute a portion of the outstanding principal balance of the US Term Notes from and after the Fifth Restatement Closing Date, without constituting a novation. Future draws under the US Term Notes shall be disbursed as the Borrower Representative shall direct on each borrowing date, upon the submission of such evidence as the Agent shall request to verify the satisfaction of the conditions set forth in Section 5.2 below (including, without limitation, a Borrowing Base Certificate delivered in accordance with Section 5.2(g) prior to such disbursement); provided, however, that, after giving effect to any such draw under the US Term Notes, the aggregate principal amount of all (i) US Term Notes shall not exceed the Maximum US Term Note Balance and (ii) First Out Notes shall not exceed the Maximum First Out Note Balance. The Borrower Representative shall deliver to the Agent a Notice of Borrowing setting forth each requested draw not later than noon, Chicago time, on (A) the fifteenth (15th) day prior to the proposed borrowing date upon which the US Term Note Borrowers desire to make a draw under the US Term Notes in an amount of $10,000,000 or less or (B) the thirtieth (30th) day prior to the proposed borrowing date upon which the US Term Note Borrowers desire to make a draw under the US Term Notes in an amount of greater than $10,000,000, in each case, or such earlier date as shall be agreed to by the applicable Lenders; provided, further, however, that the Borrower Representative on behalf of the US Term Note Borrowers shall be entitled to deliver only two (2) Notices of Borrowing during each calendar month. Each Notice of Borrowing required hereunder (i) shall be irrevocable, (ii) shall specify the amount of the proposed draw (which shall be in increments of not less than $100,000) under the US Term Notes and the applicable US Term Note Borrower requesting the

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proposed draw, (iii) shall specify the proposed borrowing date for such proposed draw, which shall be a Permitted Draw Date and (iv) shall specify wire transfer instructions in accordance with which such draw under the US Term Notes shall be funded. Upon receipt of any such Notice of Borrowing, the Agent shall promptly notify each Lender thereof and of the amount of such Lender’s pro rata share of the proposed borrowing under the US Term Notes (determined on the basis of such Lender’s US Term Note Commitment relative to the aggregate US Term Note Commitment of all Lenders) and, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Lender holding a US Term Note Commitment shall fund its pro rata share of the proposed borrowing under the US Term Notes to Agent no later than 12:00 p.m. (Noon) Central Time on the applicable Permitted Draw Date in immediately available funds in accordance with the wire instructions provided by Agent to such Lender and upon receipt of such funds from all applicable Lenders Agent will fund such proposed borrowing on the applicable Permitted Draw Date in immediately available funds in accordance with terms of such Notice of Borrowing; provided, that notwithstanding the foregoing to the contrary, in the event of a Defaulting US Term Note Lender with respect to a proposed borrowing under the US Term Notes, at the election of the Agent and each applicable Lender that is not a Defaulting US Term Note Lender, such Lender(s) may agree to fund such Defaulting US Term Note Lender’s pro rata share of the proposed borrowing under the US Term Notes in amounts acceptable to Agent and such Lender(s) in their sole discretion and in the event of any such funding by such Lender(s), (i) such Defaulting US Term Note Lender shall be automatically deemed to have assigned to the applicable Lender(s) funding more than their pro rata share of the proposed borrowing under the US Term Notes (and such Lender(s) funding more than their pro rata share of the proposed borrowing under the US Term Notes shall be automatically deemed to have assumed) a percentage interest in the US Term Note Commitment of such Defaulting US Term Note Lender in amounts sufficient to give effect to such non pro rata funding and such assignment shall otherwise be deemed to be made pursuant to, and in accordance with, the terms of Section 13.8 without further action or documentation by any Person and (ii) the Schedule of Lenders attached hereto shall be updated by Agent to reflect such assignments of the US Term Note Commitments. Notwithstanding anything to the contrary herein, for purposes of clarification, it is hereby agreed that during each calendar month there shall be only, and the Borrower Representative on behalf of the US Term Note Borrowers shall not be entitled to specify more than, two (2) Permitted Draw Dates. The US Term Note Borrowers and Agent, on behalf of the applicable Lenders and Holders, hereby agree that Agent and US Term Note Borrowers may from time to time, update what portions of the aggregate principal amount of the US Term Notes then outstanding are deemed requested and/or borrowed by Rise SPV, as a US Term Note Borrower and what portions of the aggregate principal amount of the US Term Notes then outstanding are deemed requested and/or borrowed by Today Card, as a US Term Note Borrower (but in any event any such allocation shall not affect or otherwise change the joint and several nature of the obligations of the US Term Note Borrowers hereunder).
(b)    UK Term Notes. The UK Borrower previously authorized and issued to the Lenders senior secured term notes denominated in Dollars in the aggregate principal amount of the Maximum UK Commitment (as defined in the Fourth Amended and Restated Financing Agreement), dated the date of issue thereof, maturing on the Maturity Date (as defined in the Fourth Amended and Restated Financing Agreement), bearing interest as provided in Section 2.2 below and in the

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forms of Exhibit A-2(a) to the Fourth Amended and Restated Financing Agreement and Exhibit A-2(a) hereto (the “UK Term Notes (USD)”) and Exhibit A-2(b) to the Fourth Amended and Restated Financing Agreement and Exhibit A-2(b) hereto (the “UK Term Notes (USD)”). A portion of the Maximum UK Commitment under the UK Term Notes was previously advanced to the UK Borrower by the Lenders as is set forth opposite such Lender’s or the applicable Holders’ name in column four (4) of Section 2(a) (UK Term Notes (USD) and column four (4) of Section 2(b) (UK Term Notes (GBP) of the Schedule of Lenders attached hereto. The aggregate outstanding principal amount of UK Term Notes (USD) of each applicable Lender immediately after giving effect to the transactions contemplated by this Agreement on the Fifth Restatement Closing Date is set forth opposite such Lender’s name in column four (4) of Section 2(a) (UK Term Notes (USD)) of the Schedule of Lenders attached hereto. The commitment of each applicable Lender to fund its pro rata share of draws under the UK Term Notes (GBP) as of the Fifth Restatement Closing Date is set forth opposite such Lender’s name in column three (3) of Section 2(b) (UK Term Notes (GBP)) of the Schedule of Lenders attached hereto (such amount as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Lender’s “UK Term Note Commitment”) (provided, that notwithstanding the foregoing to the contrary, the UK Term Note Commitments shall be funded in Dollars instead of Pounds Sterling; provided, that the applicable Lenders shall use best efforts to fund such amounts in Pounds Sterling unless otherwise elected by Agent in its sole discretion (and for the avoidance of doubt, any amounts requested in Pounds Sterling but funded in Dollars shall be funded in the Dollar Equivalent Amount)) and the aggregate outstanding principal amount of UK Term Notes (GBP) of each applicable Lender immediately after giving effect to the transactions contemplated by this Agreement on the Fifth Restatement Closing Date is set forth opposite such Lender’s name in column four (4) of Section 2(b) (UK Term Notes (GBP)) of the Schedule of Lenders attached hereto. To the extent necessary to give effect to the provisions of the preceding sentences, (x) each Person who is a “Lender” under and as defined in the Fourth Amended and Restated Financing Agreement prior to giving effect to this Agreement (each an “Existing Lender”), severally and not jointly, hereby agrees by their consent to Agent’s execution of this Agreement on the Fifth Restatement Closing Date to sell and to assign to each Lender hereunder that was not a “Lender” under the Fourth Amended and Restated Financing Agreement prior to giving effect to this Agreement (each, a “New Lender”), without recourse, representation or warranty (except as set forth below), and each New Lender, severally and not jointly, hereby purchases and assumes from the Existing Lender, effective upon such New Lender’s execution of this Agreement, a percentage interest in the applicable Commitments in amounts required to give effect to the pro rata shares set forth in column three (3) of Section 2(a) (UK Term Notes (USD)) and/or Section 2(b) (UK Term Notes (GBP)) of the Schedule of Lenders attached hereto and (y) each Person who is a “Holder” under and as defined in the Fourth Amended and Restated Financing Agreement prior to giving effect to this Agreement (each an “Existing Holder”), severally and not jointly, hereby agrees by their consent to Agent’s execution of this Agreement on the Fifth Restatement Closing Date to sell and to assign to each Holder hereunder that was not a “Holder” under the Fourth Amended and Restated Financing Agreement prior to giving effect to this Agreement (each, a “New Holder”), without recourse, representation or warranty (except as set forth below), and each New Holder, severally and not jointly, hereby purchases and assumes from the Existing Holder, effective upon Agent’s execution of this Agreement on the Fifth Restatement Closing Date on its behalf, a percentage interest in the applicable UK Term

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Notes in amounts required to give effect to the pro rata shares set forth in column four (4) of Section 2(a) (UK Term Notes (USD)) and/or Section 2(b) (UK Term Notes (GBP)) attached hereto. The Lenders, severally and not jointly, hereby agree by their execution hereof, to effect such inter-Lender transfers in accordance with column three (3) of Section 2(a) (UK Term Notes (USD)) and Section 2(b) (UK Term Notes (GBP)) of the Schedule of Lenders attached hereto. As a result of such assignments and acceptances, each Existing Lender is absolutely released from any of such obligations, covenants and agreements, to the extent of its assigned shares of the applicable Commitments and the applicable New Lenders hereby assume such obligations, covenants and agreements from such Existing Lenders. The New Lenders and the Existing Lenders shall make all appropriate adjustments in payment for periods prior to the effectiveness of the assignment and acceptance described in this Section 2.1(b) by the Agent or with respect to the making of this assignment directly between themselves. The Holders, severally and not jointly, hereby agree by their consent to Agent’s execution of this Agreement on the Fifth Restatement Closing Date, to effect such inter-Holder transfers in accordance with column four (4) of Section 2(a) (UK Term Notes (USD)) and Section 2(b) (UK Term Notes (GBP)) of the Schedule of Lenders attached hereto. As a result of such assignments and acceptances, each Existing Holder is absolutely released from any of such obligations, covenants and agreements, to the extent of its assigned shares of the applicable UK Term Notes and the applicable New Holders hereby assume such obligations, covenants and agreements from such Existing Holders. The New Holders and the Existing Holders shall make all appropriate adjustments in payment for periods prior to the effectiveness of the assignment and acceptance described in this Section 2.1(b) by the Agent or with respect to the making of this assignment directly between themselves. The UK Borrower shall repay the outstanding principal balance of the UK Term Notes in full in cash on the Maturity Date, unless accelerated in accordance with Section 10.2 or redeemed or prepaid in accordance with Section 2.3. Future draws under the UK Term Notes shall be disbursed as the Borrower Representative shall direct on each borrowing date, upon the submission of such evidence as the Agent shall request to verify the satisfaction of the conditions set forth in Section 5.2 below (including, without limitation, a Borrowing Base Certificate delivered in accordance with Section 5.2(g) prior to such disbursement); provided, however, that, after giving effect to any such draw under the UK Term Notes, the aggregate principal amount of all (i) UK Term Notes shall not exceed the Maximum UK Term Note Balance and (ii) First Out Notes shall not exceed the Maximum First Out Note Balance. The Borrower Representative shall deliver to the Agent a Notice of Borrowing setting forth each requested draw not later than noon, Chicago time, on (A) the fifteenth (15th) day prior to the proposed borrowing date upon which the UK Borrower desires to make a draw under the UK Term Notes in an amount of $10,000,000 (or in the case of a requested draw denominated in Pounds Sterling, the Dollar Equivalent thereof) or less or (B) the thirtieth (30th) day prior to the proposed borrowing date upon which the UK Borrower desires to make a draw under the UK Term Notes in an amount of greater than $10,000,000 (or in the case of a requested draw denominated in Pounds Sterling, the Dollar Equivalent thereof), in each case, or such earlier date as shall be agreed to by the applicable Lenders; provided, further, however, that the Borrower Representative on behalf of the UK Borrower shall be entitled to deliver only two (2) Notices of Borrowing during each calendar month. Each Notice of Borrowing required hereunder (i) shall be irrevocable, (ii) shall specify whether the proposed draw shall be Dollars or Pounds Sterling (it being agreed and understood that draws shall be funded in Dollars provided, that the applicable Lenders shall use best efforts to fund in Pound

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Sterling as described above), (iii) the amount of the proposed draw (which shall be in increments of not less than $100,000 (or in the case of a requested draw denominated in Pounds Sterling, the Dollar Equivalent thereof)), (iv) shall specify the proposed borrowing date for such proposed draw, which shall be a Permitted Draw Date and (v) shall specify wire transfer instructions in accordance with which such draw under the applicable UK Term Notes shall be funded. Upon receipt of any such Notice of Borrowing, the Agent shall promptly notify each applicable Lender thereof and of the amount of such Lender’s pro rata share of the proposed borrowing under the UK Term Notes (determined on the basis of such Lender’s UK Term Note Commitment relative to the aggregate UK Term Note Commitment of all Lenders) and, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Lender holding a UK Term Note Commitment shall fund its pro rata share of the proposed borrowing under the applicable UK Term Notes on the applicable Permitted Draw Date in immediately available funds in accordance with the terms of such Notice of Borrowing. Notwithstanding anything to the contrary herein, for purposes of clarification, it is hereby agreed that during each calendar month there shall be only, and the Borrower Representative on behalf of the UK Borrower shall not be entitled to specify more than, two (2) Permitted Draw Dates.
In consideration for (a) each applicable Lender’s commitment to fund its pro rata share of future draws under the UK Term Notes in accordance with the terms of this Agreement, UK Borrower shall issue to each applicable Lender on the Fifth Restatement Closing Date, a UK Term Note (GBP), in the aggregate principal amount of such Lender’s UK Term Loan Commitment and (b) each applicable Lender’s best efforts to fund its pro rata share of draws under the UK Term Notes in Pounds Sterling in accordance with the terms of this Agreement, upon the funding of any such draws in the Dollar Equivalent amount of the requested draw in Dollars and the request of the applicable Lender (or Agent on their behalf), UK Borrower shall issue to such Lender one or more UK Term Notes (USD) evidencing the amounts funded by such Lender in Dollars.
Notwithstanding anything in this Agreement to the contrary, from and after the Fifth Restatement Closing Date, upon the mutual agreement of Agent and Borrower Representative in writing (which may be in the form of an e-mail), (i) all or any portion of the outstanding principal amount under any UK Term Notes (USD) may be converted into (at the Current UK Exchange Rate), and shall thereafter be deemed to constitute a portion of, the outstanding principal balance of the UK Term Notes (GBP) and (ii) all or any portion of the outstanding principal amount under any UK Term Notes (GBP) may be converted into (at the Current UK Exchange Rate), and shall thereafter be deemed to constitute a portion of, the outstanding principal balance of the UK Term Notes (USD) and, in each case, the UK Borrower shall promptly issue to the applicable Lenders replacement UK Term Notes (USD) and/or UK Term Notes (GBP) reflecting any such conversion. For the avoidance of doubt and for purposes of clarification, the Maximum UK Commitment hereunder in respect of the UK Term Notes and the Current Interest Rate applicable to the UK Term Notes would be the same with or without the guarantees provided by the other Borrowers and other Credit Parties in respect of the UK Term Notes pursuant to this Agreement and the other Transaction Documents. The UK Borrower acknowledges and agrees that, as of the Fifth Restatement Closing Date, immediately prior to giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal balance of the UK Term Notes (USD) is $26,781,600.00 and the aggregate outstanding principal balance of the UK Term Notes (GBP) is £9,747,470.82.

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(c)    [Reserved].
(d)    Fourth Tranche US Last Out Term Notes. The US Last Out Term Note Borrower previously authorized and issued to the Lenders on the Second Restatement Closing Date senior secured last out term notes in the aggregate principal amount of the Maximum Fourth Tranche US Last Out Term Note Commitment, dated the date of issue thereof, maturing on the Maturity Date, bearing interest as provided in Section 2.2 below and in the form of Exhibit A-4 to the Second Amended and Restated Financing Agreement and Exhibit A-4 hereto (the “Fourth Tranche US Last Out Term Notes” or “US Last Out Term Notes”). The commitment of each Lender to fund its pro rata share of the single draw under the Fourth Tranche US Last Out Term Notes on the Fifth Restatement Closing Date is set forth opposite such Lender’s name in column three (3) of Section 3 (Fourth Tranche US Last Out Term Notes) of the Schedule of Lenders attached hereto (such amount being referred to herein as such Lender’s “Fourth Tranche US Last Out Term Note Commitment”). The US Last Out Term Note Borrower shall repay the outstanding principal balance of the Fourth Tranche US Last Out Term Notes in full in cash on the Maturity Date, unless accelerated in accordance with Section 10.2 or redeemed or prepaid in accordance with Section 2.3; provided, that notwithstanding the foregoing to the contrary, the US Last Out Term Note Borrower may request, and the Agent and the Holders of the Fourth Tranche US Last Out Term Notes may agree (in their sole discretion), to permit the US Last Out Term Note Borrower to repay the outstanding principal balance of the Fourth Tranche US Last Out Term Notes in cash on an amortizing basis commencing on the Maturity Date on terms to be agreed. The entire Maximum Fourth Tranche US Last Out Term Note Commitment under the Fourth Tranche US Last Out Term Notes was previously advanced to the US Last Out Term Note Borrower by the Lenders and the aggregate outstanding principal amount of all Fourth Tranche US Last Out Term Notes as of the Fifth Restatement Closing Date is allocated as set forth opposite each applicable Lender’s name in column four (4) of Section 4 (Fourth Tranche US Last Out Term Notes) of the Schedule of Lenders attached hereto. The US Last Out Term Note Borrower acknowledges and agrees that, as of the Fifth Restatement Closing Date, immediately prior to giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal balance of the Fourth Tranche US Last Out Term Notes is $35,050,000. The US Last Out Term Note Borrower hereby (a) represents, warrants, agrees, covenants and reaffirms that it has no defense, set off, claim or counterclaim against the Agent, the Holders or the Lenders with regard to its Obligations under the Fourth Tranche US Last Out Term Notes arising prior to the Fifth Restatement Closing Date and (b) reaffirms its obligation to repay the Fourth Tranche US Last Out Term Notes in accordance with the terms and provisions of this Agreement and the other Transaction Documents. For purposes of clarification, the entire outstanding principal balance of the Fourth Tranche US Last Out Term Notes as of the Fifth Restatement Closing Date shall be deemed to constitute a portion of the outstanding principal balance of the Fourth Tranche US Last Out Term Notes from and after the Fifth Restatement Closing Date, without constituting a novation.
(e)    [Reserved].
(f)    Relative Priorities. Each of the US Term Notes and the UK Term Notes shall be pari passu (and, for purposes of clarification, senior to the Fourth Tranche US Last Out Term Notes) in right of payment or collectability, whether with respect to payment of redemptions,

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interest, damages or upon liquidation or dissolution or otherwise. Each of the Fourth Tranche US Last Out Term Notes shall be pari passu (and, for purposes of clarification, junior to the US Term Notes and the UK Term Notes) in right of payment or collectability, whether with respect to payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise. To the extent the Last Out Notes have a Maturity Date prior to that of the US Term Notes and the applicable Credit Parties are required to pay the outstanding principal amount of such Notes on or after the applicable Maturity Date, the payment of the outstanding principal amount of such Notes (or the payment of the next scheduled principal payment in respect of such Notes, as the case maybe) shall be subordinated to the payment in full of the outstanding principal amount of the First Out Notes to the extent such principal payment of the Last Out Notes on such Maturity Date would reasonably be expected to cause an Event of Default (or an event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) to occur and shall not be permitted to be paid so long as such Event of Default (or an event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) exists (it being agreed and understood that any such payment not permitted to be paid by operation of the foregoing shall subsequently be permitted to be paid if the payment thereof would not reasonably be expected to cause an Event of Default (or an event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) to occur). For the avoidance of doubt, the priorities specified in this Section 2.1(f) shall be applicable to all voluntary and mandatory principal prepayments of the Notes.
Section 2.2    Interest. The Borrowers shall pay interest on the unpaid principal amount of the Notes, in each case, at the rates, time and manner set forth below:
(a)    Rate of Interest. Each US Term Note shall bear interest on the unpaid principal amount thereof from the date issued through the date such US Term Note is paid in full in cash (whether upon final maturity, by redemption, prepayment, acceleration or otherwise) at the Current Interest Rate. Each UK Term Note shall bear interest on the unpaid principal amount thereof from the date issued through the date such UK Term Note is paid in full in cash (whether upon final maturity, by redemption, prepayment, acceleration or otherwise) at the Current Interest Rate. Each Fourth Tranche US Last Out Term Note shall bear interest on the unpaid principal amount thereof from the date issued through the date such Fourth Tranche US Last Out Term Note is paid in full in cash (whether upon final maturity, by redemption, prepayment, acceleration or otherwise) at the Current Fourth Tranche US Last Out Term Note Interest Rate. Interest on each Note shall be computed on the basis of a 360-day year and actual days elapsed and, subject to Section 2.2(b), shall be payable monthly, in arrears, on the third (3rd) Business Day following the last day of each calendar month during the period beginning on the date such Note is issued (the “Issuance Date”) and ending on, and including, the date on which the Obligations under such Note are paid in full (each, an “Interest Date”).
(b)    Interest Payments. Interest on each Note shall be payable on each Interest Date or at any such other time the Notes become due and payable (whether by acceleration, redemption or otherwise) by the applicable Borrower to the Agent, for the account of the record holder of such Note, on the applicable Interest Date. Each Interest Date shall be considered the last day of an accrual period for U.S. federal income tax purposes. Each applicable Borrower hereby

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agrees that all accrued and unpaid interest due and owing under the Fourth Amended and Restated Financing Agreement as of the Fifth Restatement Closing Date shall be deemed accrued and continued and shall be paid in cash by such Borrower to the Agent, for the account of the record holder of the applicable Notes, on the first Interest Date following the Fifth Restatement Closing Date.
(c)    Default Rate. Upon the occurrence of any Event of Default, the Notes shall bear interest (including post-petition interest in any proceeding under any Bankruptcy Law) on the unpaid principal amount thereof at the Default Rate from the date of such Event of Default through and including the date such Event of Default is waived. In the event that such Event of Default is subsequently waived, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such waiver; provided that interest as calculated and unpaid at the Default Rate during the continuance of such Event of Default shall continue to be due to the extent relating to the days after the occurrence of such Event of Default through and including the date on which such Event of Default is waived. All such interest shall be payable on demand of the Agent.
(d)    Savings Clause. In no contingency or event shall the interest rate charged pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders or Holders have received interest hereunder in excess of the highest applicable rate, the amount of such excess interest shall be applied against the principal amount of the Notes then outstanding to the extent permitted by applicable law, and any excess interest remaining after such application shall be refunded promptly to the applicable Borrower.
(e)    Interest Payment Reduction. On or after January 1, 2020, the Current Interest Rate shall be reduced by one-quarter percent (0.25%) if the Interest Rate Spread Reduction Conditions are satisfied during the 2019 calendar year. On or after January 1, 2021, the Current Interest Rate shall be reduced by one-quarter percent (0.25%) if the Interest Rate Spread Reduction Conditions are satisfied during the 2020 calendar year. For the avoidance of doubt, if the Interest Rate Spread Reduction Conditions were satisfied during both the 2019 calendar year and the 2020 calendar year, the total reduction in the Current Interest Rate shall be one-half percent (0.50%).
Section 2.3    Redemptions and Payments.
(a)    Permitted Redemption.
(i)    The Borrowers may, at any time after January 1, 2022, at their option, elect to pay to the Agent, on behalf of the Holders, the Permitted Redemption Amount (as defined below), on the Permitted Redemption Date, by redeeming the aggregate unpaid principal amount of all Notes, in whole (and not in part), whereupon the Commitments of each Lender shall automatically and permanently be terminated (the “Permitted Redemption”); provided that, a Permitted Redemption may occur prior to January 1, 2022 only in connection with an M&A Event. The Borrowers may not, at any time, redeem the Notes in part. On or prior to the date which is the thirtieth (30th) calendar day (or, solely

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with respect to any Permitted Redemption of US Term Notes, the ninetieth (90th) calendar day) prior to the proposed Permitted Redemption Date, the Borrower Representative shall deliver written notice (the “Permitted Redemption Notice”) to the Agent stating (i) that the Borrowers elect to redeem pursuant to the Permitted Redemption and (ii) the proposed Permitted Redemption Date. The “Permitted Redemption Amount” shall be equal to (A) the aggregate unpaid outstanding principal amount of all Notes, (B) all accrued and unpaid interest with respect to such principal amount and all accrued and unpaid fees, (C) all accrued and unpaid Late Charges with respect to such Permitted Redemption Amount, (D) the Prepayment Premium and (E) all other amounts due under the Transaction Documents. The Credit Parties acknowledge and agree that the Prepayment Premium represents bargained for consideration in exchange for the right and privilege to redeem the Notes.
(ii)    A Permitted Redemption Notice delivered pursuant to this subsection shall be irrevocable; provided that such Permitted Redemption Notice may be revoked if for any reason the applicable M&A Event covered by such Permitted Redemption Notice is terminated prior to closing. If the Borrower Representative, on behalf of the Borrowers, elects to redeem the Notes pursuant to a Permitted Redemption under Section 2.3(a), then the Permitted Redemption Amount which is to be paid to the Agent, on behalf of the Holders, on the Permitted Redemption Date shall be redeemed by the Borrowers on the Permitted Redemption Date, and the Borrowers shall pay to the Agent, on behalf of the Holders, on the Permitted Redemption Date, by wire transfer of immediately available funds, an amount in cash equal to the Permitted Redemption Amount. Such Permitted Redemption Amount shall be applied, first, on a pro rata basis with respect to the outstanding US Term Notes and UK Term Notes, and second, to the outstanding Fourth Tranche US Last Out Term Notes.
(iii)    Notwithstanding the foregoing and anything to the contrary herein, (A) if a Federal or Multi-State Force Majeure Event or UK Force Majeure Event shall have occurred or (B) if the Lenders shall fail to fund more than one additional draw under the Notes requested by the Borrower Representative, on behalf of the Borrowers, after the Fifth Restatement Closing Date in accordance with Section 2.1 and provided that all conditions of such funding set forth in Section 5.2 shall have been satisfied at the time thereof (a “Qualified Funding Failure”), then the Borrower Representative, on behalf of the Borrowers, shall have the right, exercisable upon at least sixty (60) calendar days’ prior written notice to the Agent, to consummate a Permitted Redemption (provided, that in the case of the foregoing clause (B), such Permitted Redemption shall apply solely to the applicable tranche of Notes (i.e., US Term Notes, UK Term Notes or Fourth Tranche US Last Out Term Notes) for which such Qualified Funding Failure occurred) at a price equal to the Permitted Redemption Amount excluding the Prepayment Premium, which Permitted Redemption shall otherwise be made in accordance with the provisions of Section 2.3(a)(i) hereof; provided, that such right to consummate a Permitted Redemption at a price equal to the Permitted Redemption Amount excluding the Prepayment Premium shall expire (x) in the case of the foregoing clause (A), upon the cessation of such Federal or Multi-State Force Majeure Event or UK Force Majeure Event or (y) in the case of the foregoing clause (B), upon written notice from the Agent to the Borrower Representative, given no later than ten (10) calendar days after the Agent’s receipt of the Borrower Representative’s notice of

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redemption under the foregoing Section 2.3(a)(iii)(B) stating that the Lenders are thereafter willing and able to fund additional draws under the Notes of the applicable tranche requested by the Borrower Representative, on behalf of the Borrowers, in accordance with Section 2.1 and provided that all conditions of such fundings set forth in Section 5.2 shall have been satisfied at the time thereof; provided further, that, in the case of a Permitted Redemption in respect of the foregoing clause (A), if such Federal or Multi-State Force Majeure Event or UK Force Majeure Event ceases within the earlier of (i) one (1) year following such Permitted Redemption or (ii) July 1, 2021, the Credit Parties shall give the Agent and Lenders the right to participate in any new Program or substantially similar program to the Program. For purposes of clarification, prior to the expiration of the ten (10) calendar day (or longer, as the case may be) notice of purchase pursuant to the foregoing Section 2.3(a)(iii)(B), the Agent may deliver notice to the Borrower Representative that the Lenders are willing and able to fund such draws under the Notes and provided that all conditions of such fundings set forth in Section 5.2 shall have been satisfied at the time thereof, whereupon such right to consummate a Permitted Redemption at a price equal to the Permitted Redemption Amount excluding the Prepayment Premium shall automatically terminate, but the Borrower Representative, on behalf of the Borrowers, shall at all times thereafter retain the right to consummate a Permitted Redemption at a price equal to the Permitted Redemption Amount including the Prepayment Premium (if applicable), which Permitted Redemption shall otherwise be made in accordance with the provisions of Section 2.3(a)(i) hereof. The provisions of this Section 2.3(a)(iii) set forth the exclusive rights and remedies of the Credit Parties to seek or obtain damages or any other remedy or relief from the Agent or any Lender with respect to any Qualified Funding Failure.
(b)    Mandatory Prepayments.
(i)    On the date of receipt by any Credit Party or any of their Subsidiaries of any net cash proceeds in excess of $200,000 in the aggregate during any Fiscal Year from any Asset Sales (other than Permitted Dispositions), the Borrowers shall prepay the Notes as set forth in Section 2.3(e) in an aggregate amount equal to 100% of such net cash proceeds.
(ii)    On the date of receipt by any Credit Party or any of their Subsidiaries, or the Agent as loss payee, of any net cash proceeds from any Destruction or Taking, the Borrowers shall prepay the Notes as set forth in Section 2.3(e) in an aggregate amount equal to 100% of such net cash proceeds; provided, so long as no Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) shall have occurred and be continuing on the date of receipt thereof or caused thereby, the Borrowers shall have the option to apply such net cash proceeds, prior to the date that is 90 days following receipt thereof, for purposes of the repair, restoration or replacement of the applicable assets thereof.
(iii)    On the date of receipt by any Credit Party or any of their Subsidiaries of any net cash proceeds in excess of $5,000,000 in the aggregate during the term of this Agreement from a capital contribution by any Person (other than a Subsidiary of Elevate Credit Parent) to, or the issuance to any Person (other than a Credit Party or a Subsidiary

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of a Credit Party) of any Equity Interests of any Credit Party or any of their Subsidiaries, including, without limitation, in connection with a Public Offering, the Borrowers shall prepay the Notes as set forth in Section 2.3(e) in an aggregate amount equal to 100% of such net cash proceeds, but subject to the provisions of Section 2.3(d).
(iv)    On the date of receipt by any Credit Party or any of their Subsidiaries of any net cash proceeds from the incurrence of any Indebtedness of any Credit Party or any of their Subsidiaries (other than with respect to Permitted Indebtedness), the Borrowers shall prepay the Notes as set forth in Section 2.3(e) in an aggregate amount equal to 100% of such net cash proceeds.
(v)    On the date of receipt by any Credit Party or any of their Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the Notes as set forth in Section 2.3(e) in an aggregate amount equal to 100% of such Extraordinary Receipts.
(vi)    If at any time the then outstanding principal balance of (A) the US Term Notes shall exceed the Maximum US Term Note Balance, (B) the UK Term Notes shall exceed the Maximum UK Term Note Balance, or (C) the First Out Notes shall exceed the Maximum First Out Note Balance, then in each case the applicable Borrower or Borrowers shall immediately prepay the applicable Notes as set forth in Section 2.3(e) in an amount sufficient to eliminate such excess.
(vii)    Concurrently with any prepayment of the applicable Notes pursuant to this Section 2.3(b), the Borrower Representative, on behalf of the Borrowers, shall deliver to the Agent a certificate of an authorized officer thereof demonstrating the calculation of the amount of the applicable proceeds. In the event that the Credit Parties shall subsequently determine that the actual amount of such proceeds exceeded the amount set forth in such certificate (including as a result of the conversion of non-cash proceeds into cash), the applicable Borrower(s) shall promptly make an additional prepayment of all the Notes in an amount equal to such excess (or applicable percentage thereof), and the Borrower Representative, on behalf of the Borrowers, shall concurrently therewith deliver to the Agent a certificate of an authorized officer thereof demonstrating the derivation of such excess.
(c)    Optional Reborrowing. Subject to the satisfaction of the Revolving Conditions, (i) the US Term Note Borrowers may, at their option once per year on an Optional Revolving Date, elect to pay to the Agent, on behalf of the applicable Lenders and Holders, the Revolving Amount (as defined below) with respect to the US Term Notes and (ii) the UK Term Note Borrower may, at its option once per year on an Optional Revolving Date, elect to pay to the Agent, on behalf of the applicable Lenders and Holders, the Revolving Amount (as defined below) with respect to the UK Term Notes (each of the foregoing, an “Optional Reborrowing”). The “Revolving Amount” shall be equal to (x) in the case of an Optional Reborrowing with respect to US Term Notes, (A) up to twenty percent (20%) of the aggregate unpaid outstanding principal amount of all US Term Notes, (B) all accrued and unpaid interest with respect to such principal amount repaid and all accrued and unpaid fees and (C) all accrued and unpaid Late Charges with respect to such Revolving Amount and (y) in the case of an Optional Reborrowing with respect to

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UK Term Notes, (A) up to twenty percent (20%) of the aggregate unpaid outstanding principal amount of all UK Term Notes, (B) all accrued and unpaid interest with respect to such principal amount repaid and all accrued and unpaid fees and (C) all accrued and unpaid Late Charges with respect to such Revolving Amount. On or prior to the date which is the sixtieth (60th) calendar day prior to the proposed Optional Revolving Date, the Borrower Representative shall deliver written notice to the Agent stating (i) that the applicable Borrowers elect to make a payment in connection with an Optional Reborrowing and (ii) the proposed Revolving Amount. The Commitments of each Lender shall not automatically and permanently be terminated or decreased as a result of a payment by the applicable Borrowers of any Revolving Amount pursuant to this Section 2.3(c) and the applicable Borrowers may reborrow any Revolving Amount of such Borrowers (but for the avoidance of doubt, not any other Borrowers) in accordance with Section 2.1; provided that reborrowing any such Revolving Amount within one hundred eighty (180) days shall not cause the Current Interest Rate to decrease.
(d)    Waiver of Mandatory Prepayments. Anything contained in Section 2.3(b) to the contrary notwithstanding, in the event the Borrowers are required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Notes, not less than three (3) Business Days prior to the date (the “Required Prepayment Date”) on which the Borrowers are required to make such Waivable Mandatory Prepayment, the Borrower Representative, on behalf of the Borrowers, shall notify the Agent of the amount of such prepayment, and the Agent shall promptly thereafter notify each Holder holding an outstanding Note of the amount of such Holder’s pro rata share of such Waivable Mandatory Prepayment and such Holder’s option to refuse such amount. Each such Holder may exercise such option by giving written notice to the Borrower Representative and the Agent of its election to do so on or before the first Business Day prior to the Required Prepayment Date (it being understood that any Holder which does not notify the Borrower Representative and the Agent of its election to exercise such option on or before the first Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, the Borrower Representative shall pay to the Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Holders that have elected not to exercise such option, to prepay the Notes of such Holders.
(e)    Application of Mandatory Prepayments; Prepayment Premium. All mandatory prepayments made pursuant to Section 2.3(b) and not waived pursuant to Section 2.3(d) shall be made to the Agent, for the account of the Holders, and shall be applied, first, on a pro rata basis with respect to the outstanding US Term Notes and UK Term Notes (or in such other manner in respect of the outstanding US Term Notes and UK Term Notes as shall be determined by the Agent with the consent of the Required US Term Note Lenders (which consent may be in the form of an email to Agent)), and second, to the outstanding Fourth Tranche US Last Out Term Notes; provided, that notwithstanding the foregoing to the contrary, any mandatory prepayment made pursuant to Section 2.3(b)(iii) with the net cash proceeds from a Public Offering shall solely be applied to the outstanding UK Term Notes and Fourth Tranche US Last Out Term Notes in the manner directed by Borrower Representative (or, in the absence of such direction, first to the outstanding UK Term Notes and second, to the outstanding Fourth Tranche US Last Out Term Notes) (for the avoidance of doubt, net cash proceeds from a Public Offering required to be applied

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as mandatory prepayment pursuant to Section 2.3(b)(iii) shall not be applied to the US Term Notes). Concurrently with each mandatory prepayment made pursuant to (i) Section 2.3(b) (other than in accordance with Section 2.3(b)(vi)), the US Term Note Commitment (in the case of a mandatory prepayment applied to the US Term Notes), the UK Term Note Commitment (in the case of a mandatory prepayment applied to the UK Term Notes) and the Fourth Tranche US Last Out Term Note Commitment (in the case of a mandatory prepayment applied to the Fourth Tranche US Last Out Term Notes), as applicable, of each Lender shall, at the election of Agent to be given to Borrower Representative within five (5) Business Days after receipt of such mandatory prepayment (or automatically upon the occurrence of any Event of Default described in Section 10.1(c) or Section 10.1(d)), permanently be reduced by the amount of such prepayment and (ii) Section 2.3(b) (other than in accordance with Sections 2.3(b)(ii), 2.3(b)(v), 2.3(b)(vi) or 2.3(b)(vii) (solely to the extent such excess required to be applied as a prepayment relates to a prepayment under Sections 2.3(b)(ii), 2.3(b)(v) or 2.3(b)(vi))), the Borrowers shall also pay to the Agent, for the ratable benefit of the applicable Holders, the Prepayment Premium in respect of the Notes repaid or redeemed in connection with such mandatory prepayment.
Section 2.4    Payments. Whenever any payment of cash is to be made by any Credit Party to any Person pursuant to this Agreement, the Notes or other Transaction Document, such payment shall be made in lawful money of the United States of America (provided, that payments of cash made in respect of the UK Term Notes (GBP) shall be made in lawful money of the United Kingdom) by a check drawn on the account or accounts of such Credit Party and sent via overnight courier service to such Person at such address as previously provided to the Borrower Representative in writing (which address, in the case of each of the Lenders, shall initially be as set forth on the Schedule of Lenders attached hereto); provided that (i) the Agent, any Holder or any Lender may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Borrower Representative with prior written notice setting out such request and the Agent’s, such Holder’s or such Lender’s wire transfer instructions and (ii) Credit Parties may elect to make a payment of cash via wire transfer of immediately available funds in accordance with wire transfer instructions provided by the Agent, each Holder and each Lender upon request therefor. Whenever any amount expressed to be due by the terms of this Agreement or any Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which the applicable Note is paid in full in cash, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. Any amount due under the Transaction Documents (other than principal and interest, if the same are already accruing interest at the Default Rate), which is not paid when due shall result in a late charge being incurred and payable by the Borrowers in an amount equal to accrued interest at the Default Rate from the date such amount was due until the same is paid in full in cash (“Late Charge”). Such Late Charge shall continue to accrue post-petition in any proceeding under any Bankruptcy Law.
Section 2.5    Dispute Resolution. Except as otherwise provided herein, in the case of a dispute as to the determination of any amounts due and owing pursuant to a redemption under Section 2.3 or otherwise or any other similar or related amount, the Borrower Representative, on behalf of the Borrowers, shall submit the disputed determinations or arithmetic calculations via facsimile within three (3) Business Days of receipt, or deemed receipt, of the applicable notice of

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dispute to the Agent. If the Agent and the Borrower Representative are unable to agree upon such determination or calculation within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Agent, then the Borrower Representative shall, within three (3) Business Days submit via facsimile the disputed determinations or arithmetic calculations to an independent outside national accounting firm specified by Agent. The Borrower Representative, at the Borrowers’ expense, shall cause the accountant to perform the determinations or calculations and notify the Agent of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
Section 2.6    Taxes.
(a)    Notwithstanding anything to the contrary in this Agreement or any other Transaction Document:
(i)    all payments made by or on behalf of the Credit Parties under this Agreement or any other Transaction Document shall be made by such parties without any withholding or deduction for or on account of any Taxes imposed by the United Kingdom (“UK Tax Deduction”), unless such UK Tax Deduction is required by law;
(ii)    if a UK Tax Deduction is required by law:
A.    the applicable Credit Party shall promptly upon becoming aware that it must make a UK Tax Deduction (or that there is any change in the rate or the basis of the UK Tax Deduction) notify the Agent, Holder or Lender accordingly;

B.    the amount of the payment due from such Credit Party shall be increased to an amount which (after making any UK Tax Deduction) leaves an amount equal to the payment which would have been due if no UK Tax Deduction had been required;
C.    such Credit Party shall make such UK Tax Deduction and any payment required in connection with such UK Tax Deduction within the time allowed and in the minimum amount required by law; and
D.    within thirty (30) days of making either a UK Tax Deduction or any payment required in connection with such UK Tax Deduction, such Credit Party shall deliver to the Agent, Holder or Lender evidence reasonably satisfactory to the Agent, Holder or Lender, as applicable, that such UK Tax Deduction has been made or (as applicable) any appropriate payment has been paid to the relevant taxing authority.
(b)    Without prejudice to Section 2.6(a), any and all payments by or on behalf of the Credit Parties hereunder and under any other Transaction Document shall be made free and clear of and without deduction or withholding for any and all current or future Taxes, levies, imposts,

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deductions or charges unless required by law. If any Non-Excluded Taxes are required by law to be deducted or withheld from or in respect of any payment or sum payable hereunder or under any Transaction Document by any Withholding Agent to the Agent, any Holder or any Lender, (x) the applicable Withholding Agent shall make such deductions and withholdings within the time allowed and in the minimum amount required by law, (y) the sum payable by the applicable Credit Party shall be increased by the amount (an “Additional Amount”) necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 2.6(b)) the Agent, such Holder or such Lender, as applicable, shall receive an amount equal to the sum it would have received had no such deductions or withholdings been made and (z) the Withholding Agent shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and shall promptly provide to the Agent, Holder or Lender, as applicable, an evidence of such payment to the relevant Governmental Authority (in a form reasonably satisfactory to the Agent, Holder or Lender, as applicable).
(c)    The Borrowers will pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp, stamp duty, registration, court, documentary, intangible, recording, filing or similar Taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under any Transaction Document, or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any Transaction Document that are or would be applicable to the Holders, the Agent, or a Lender (“Other Taxes”).
(d)    The Credit Parties agree to indemnify the Agent, each Holder, each Lender and their respective Affiliates for the full amount of Non-Excluded Taxes and Other Taxes paid by the Agent, such Holder, such Lender or such Affiliates and any liability (including penalties, interest and expenses (including reasonable attorney’s and other advisors’ fees and expenses)) arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by the Agent, such Holder, such Lender or such Affiliate, absent manifest error, shall be final conclusive and binding for all purposes. Such indemnification shall be made within thirty (30) days after the date the Agent, such Holder, such Lender or such Affiliate makes written demand therefor. Agent, a Lender, a Holder or any of their respective Affiliates shall notify the Borrower Representative in writing of the receipt by such Person of any written notice from any taxing authority demanding, or threatening to demand, any Tax indemnifiable by the Borrowers under this Section 2.6(d), within a reasonable period of time after receipt of such notice.
(e)    On the Original Closing Date, and subsequently on or prior to the date on which a Lender or Holder became or becomes a Lender or Holder under this Agreement with respect to the applicable Borrower(s) (and from time to time thereafter upon the reasonable request of the applicable Borrower(s) or the Agent), each applicable Lender and Holder has delivered or shall deliver to the Borrower Representative a completed and signed IRS Form W-8 or IRS Form W-9 (or any successor form), as applicable. In the case of a Foreign Lender claiming the benefits of the

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exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form attached hereto as Exhibit I to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Borrower(s) within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “US Tax Compliance Certificate”).
(f)    The parties hereto agree to treat and report amounts lent under this Agreement and any amount due under the Notes as debt for U.S. federal, state and local income tax purposes. The Credit Parties agree to indemnify the Agent, each Holder, each Lender and their respective Affiliates for the full amount of Taxes and Other Taxes paid by the Agent, such Holder, such Lender or such Affiliates and any liability (including penalties, interest and expenses (including reasonably attorney’s and other advisors’ fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes and Other Taxes were correctly or legally asserted by the relevant Governmental Authority, to the extent such Taxes or Other Taxes are imposed as a result of the treatment of any amounts lent under this Agreement or any amount due under the Notes as other than debt by any Governmental Authority.
(g)    Survival. Notwithstanding anything to the contrary herein, each party’s obligations under this Section 2.6 and Section 13.12 shall survive the resignation, removal or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender or Holder, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.
Section 2.7    Reissuance.
(a)    Transfer. If any Note is to be transferred, the Holder thereof shall surrender such Note to the Borrower Representative, whereupon the applicable Borrower will forthwith issue and deliver upon the order of such Holder a new Note (in accordance with this Section 2.7), registered as such Holder may request (provided that electronic registration is acceptable), representing the outstanding principal being transferred by such Holder and, if less than the entire outstanding principal amount is being transferred, a new Note (in accordance with this Section 2.7) to such Holder representing the outstanding principal not being transferred.
(b)    Lost, Stolen or Mutilated Note. Upon receipt by the Borrower Representative of evidence reasonably satisfactory to the Borrower Representative of the loss, theft, destruction or mutilation of any Note and (i) in the case of loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Borrower Representative (provided, however, that if the Holder is an institutional investor, the affidavit of an authorized partner or officer of such Holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no indemnity agreement or other security shall be required), and (ii) in the case of mutilation, upon surrender and cancellation of the mutilated Note, the applicable Borrower shall execute and deliver to such Holder a new Note (in accordance with this Section 2.7) representing the outstanding principal.

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(c)    Note Exchangeable for Different Denominations. The Notes are exchangeable, upon the surrender thereof by the Holder at the principal office of the applicable Borrower, for a new Note or Notes (in accordance with this Section 2.7) of like tenor in principal amounts of at least $100,000 representing in the aggregate the outstanding principal of the surrendered Note, and each such new Note will represent such portion of such outstanding principal as is designated by such Holder or such Lender at the time of such surrender.
(d)    Issuance of New Notes. Whenever a Borrower is required to issue a new Note pursuant to the terms of this Agreement or the Notes, such new Note (i) shall be of like tenor with the Note being replaced, (ii) shall represent, as indicated on the face of such new Note, the applicable Commitment thereunder then in effect (or, in the case of a new Note being issued pursuant to paragraph (a) or (b) of this Section 2.7, the applicable Commitment designated by the Holder which, when added to the applicable Commitment represented by the other new Notes issued in connection with such issuance, equals the aggregate applicable Commitment under the Note being replaced immediately prior to such issuance of new Notes), (iii) shall have an Issuance Date, as indicated on the face of such new Note, which is the same as the Issuance Date of the Note being replaced, (iv) shall have the same rights and conditions as the Note being replaced, and (v) shall represent accrued interest on the principal, Prepayment Premium, and Late Charges of the Note being replaced from such Issuance Date.
Section 2.8    Register. The Borrower Representative, on behalf of the Borrowers, shall maintain at its principal executive office (or such other office or agency of the Borrower Representative as it may designate by notice to each holder of Securities), a register for the Notes in which the Borrower Representative shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee) and the principal amount (and stated interest) of Notes held by such Person (the “Register”). The Borrower Representative shall keep the Register open and available at all times during normal business hours for inspection of any Holder, any Lender or their respective representatives. The Register may be maintained in electronic format.
Section 2.9    Maintenance of Register. Notwithstanding anything to the contrary contained herein, the Notes and this Agreement are registered obligations and the right, title, and interest of each Holder, each Lender and their assignees in and to such Notes (or any rights under this Agreement) shall be transferable only upon notation of such transfer in the Register. The Notes shall only evidence a Holder’s, a Lender’s or their assignee’s right, title and interest in and to the related Notes, and in no event is any such Note to be considered a bearer instrument or obligation. This Section 2.9 shall be construed so that the Notes are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations promulgated thereunder.
Section 2.10    Monthly Maintenance Fee. Commencing August 1, 2016, the Borrowers hereby agree to pay to Agent in arrears on the last Business Day of each calendar month, a monthly maintenance fee in the amount of $5,000 (which amount shall be increased to $15,000 commencing with the monthly maintenance fee payment required to be made on the last Business Day of the calendar month in which the Third Restatement Closing Date occurs) (collectively, the “Monthly

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Maintenance Fees”). The Borrowers agree that the Monthly Maintenance Fees shall be fully-earned when paid and shall not be refundable in whole or in part under any circumstances.

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ARTICLE 3

FIFTH RESTATEMENT CLOSING
Section 3.1    Fifth Restatement Closing. In consideration for each applicable Lender’s commitment to fund its pro rata share of draws under the US Term Notes (as defined in the Fourth Amended and Restated Financing Agreement) in accordance with the terms of the Fourth Amended and Restated Financing Agreement (which commitment remains in effect hereunder without constituting a novation), certain US Term Note Borrowers previously issued and sold to such Lender a US Term Note in the aggregate principal amount of the US Term Note Commitment (as defined in the Fourth Amended and Restated Financing Agreement) of such Lender. In consideration for each applicable Lender’s commitment to fund its pro rata share of draws under the US Term Notes in accordance with the terms hereof, the US Term Note Borrowers shall (a) issue and sell to each Lender on the Fifth Restatement Closing Date, and each applicable Lender severally, but not jointly, agrees to purchase from the US Term Note Borrowers on the Fifth Restatement Closing Date, a new or replacement US Term Note in the aggregate principal amount of the US Term Note Commitment of such Lender and (b) in the case of a Lender with an existing US Term Note Commitment, reaffirm their joint and several obligations under the US Term Notes in the aggregate principal amount of the US Term Note Commitment of such Lender previously issued and sold to such Lender. In consideration for each applicable Lender’s commitment to fund its pro rata share of draws under the UK Term Notes in accordance with the terms of the Second Amended and Restated Financing Agreement (which commitment remains in effect hereunder without constituting a novation), the UK Borrower previously issued and sold to such Lender a UK Term Note in the aggregate principal amount of the UK Term Note Commitment of such Lender. In consideration for each applicable Lender’s commitment to fund its pro rata share of draws under the UK Term Notes in accordance with the terms hereof, the UK Borrower shall (a) issue and sell to each applicable Lender on the Fifth Restatement Closing Date, and each applicable Lender severally, but not jointly, agrees to purchase from the UK Borrower on the Fifth Restatement Closing Date, a new or replacement UK Term Notes in the aggregate principal amount of the applicable UK Term Note Commitments of such Lender and (b) in the case of a Lender with an existing UK Term Note Commitment, reaffirm their joint and several obligations under the applicable UK Term Notes in the aggregate principal amount of the UK Term Note Commitment of such Lender previously issued and sold to such Lender. In consideration for each applicable Lender’s commitment to purchase its pro rata share of the Fourth Tranche US Last Out Term Notes, the US Last Out Term Note Borrower previously issued and sold to such Lender a Fourth Tranche US Last Out Term Note in the aggregate principal amount of the Fourth Tranche US Last Out Term Note Commitment of such Lender. The closing (the “Fifth Restatement Closing”) of the transactions contemplated by this Agreement and the issuance of the additional US Term Notes by the US Term Note Borrowers shall occur at the offices of Katten Muchin Rosenman LLP, 525 West Monroe Street, Suite 1900, Chicago, Illinois 60661. The date and time of the Fifth Restatement Closing (the “Fifth Restatement Closing Date”) shall be 10:00 a.m., Chicago time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Fifth Restatement Closing set forth in Section 5.1 below (or such later date as is mutually agreed to by the Borrower Representative and each Lender). On the Fifth Restatement Closing Date, the Borrowers shall deliver to each applicable Lender the applicable Notes (in the denominations as such Lender shall have requested prior to the Fifth Restatement

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Closing) which such Lender is then purchasing, duly executed on behalf of the applicable Borrowers and registered in the name of such Lender or its designee.

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ARTICLE 4

INTENTIONALLY OMITTED

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ARTICLE 5

CONDITIONS TO FIFTH RESTATEMENT CLOSING AND EACH LENDER’S OBLIGATION TO PURCHASE
Section 5.1    Fifth Restatement Closing. The obligation of the Agent and the Lenders to close the transactions contemplated by this Agreement is subject to the satisfaction, at or before the Fifth Restatement Closing Date, of each of the following conditions:
(a)        (i)    Reserved;
(ii)    the US Term Note Borrowers shall have executed and delivered to each applicable Lender the US Term Notes (in such denominations as such Lender shall have requested prior to the Fifth Restatement Closing) being issued to such Lender at the Fifth Restatement Closing pursuant to this Agreement and the UK Borrower shall have executed and delivered to each applicable Lender the applicable UK Term Notes (in such denominations as such Lender shall have requested prior to the Fifth Restatement Closing) being issued to such Lender at the Fifth Restatement Closing pursuant to this Agreement; and
(iii)    the Credit Parties shall have executed and delivered to the Agent each of the other Transaction Documents to which it is a party.
(b)    The Borrowers shall have executed and delivered, or caused to be delivered, to the Agent evidence satisfactory to the Agent that the Borrowers shall pay to the Agent on the Fifth Restatement Closing Date all fees and other amounts due and owing thereon under this Agreement and the other Transaction Documents.
(c)    Reserved.
(d)    The Credit Parties shall have executed and/or delivered, or caused to be delivered, to the Agent, without duplication, the deliveries set forth in the Index of Fifth Restatement Closing Documents attached hereto as Exhibit H.
(e)    Each Credit Party shall have executed and delivered, or caused to be delivered, to the Agent:
(i)    a certificate evidencing its organization, formation, or incorporation (as applicable) and good standing in its jurisdiction of organization issued by the Secretary of State of such jurisdiction, as of a date reasonably proximate to the Fifth Restatement Closing Date;
(ii)    a certificate evidencing its qualification as a foreign corporation, limited liability company or other entity (as applicable) and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which such Person is

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qualified to conduct business and failure to so qualify would cause a Material Adverse Effect, as of a date reasonably proximate to Fifth Restatement Closing Date;
(iii)    a certificate as to the fact that no action has been taken with respect to any merger, consolidation, liquidation or dissolution of such Person, or with respect to the sale of substantially all of its assets, nor is any such action pending or contemplated; and
(iv)    a certificate, executed by the secretary (or other authorized officer) of such Person and dated the Fifth Restatement Closing Date, as to (A) the resolutions consistent with Section 7.2 as adopted by such Person’s board of directors (or similar governing body) in a form reasonably acceptable to the Agent, (B) such Person’s certificate of incorporation (or similar document), each as in effect at the Fifth Restatement Closing, (C) such Person’s bylaws (or similar document), each as in effect at the Fifth Restatement Closing, and (D) no action having been taken by such Person or its stockholders, members, directors or officers (as applicable) in contemplation of any amendments to items (A), (B), or (C) listed in this Section 5.1(e)(iv), as certified in the form attached hereto as Exhibit C.
(f)    The Borrowers shall have obtained and delivered to Agent:
(i)    the opinions of Outside Legal Counsel, dated the Fifth Restatement Closing Date;
(ii)    all governmental, regulatory and third party consents, approvals and notifications, if any, necessary for the closing of the transactions contemplated by this Agreement and the issuance of the Securities to be issued at the Fifth Restatement Closing;
(iii)    if requested by the Agent, updated Lien searches in the jurisdictions of organization of each Credit Party, the jurisdiction of the chief executive offices of each Credit Party and each jurisdiction where a filing would need to be made in order to perfect the Agent’s and Holders’ security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;
(iv)    such information in form, scope and substance reasonably satisfactory to the Agent regarding environmental matters relating to all real property owned, leased, operated or used by the Credit Parties as of the Fifth Restatement Closing Date;
(v)    a certificate from the chief financial officer of the Borrowers (or other authorized executive officer performing a similar function) in form and substance satisfactory to the Agent, supporting the conclusions that, after giving effect to the transactions contemplated by the Transaction Documents, the Credit Parties taken as a whole are not Insolvent; and
(vi)    if requested by the Agent, updated certificates from the Borrowers’ insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to this Agreement is in full force and effect, together with endorsements

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naming the Agent, for the benefit of the Holders, as additional insured and lender’s loss payee thereunder, as applicable.
(g)    Each Credit Party shall have authorized the filing of UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent’s sole discretion, to perfect the Agent’s security interest in the Collateral and, if applicable, the filing of the Intellectual Property Security Agreements in the U.S. Patent and Trademark Office and the U.S. Copyright Office, as applicable.
(h)    The Borrowers shall have caused to be executed and delivered, to the Agent such landlord waivers, collateral access agreements or other similar documents as the Agent may reasonably request.
(i)    The representations and warranties of the Credit Parties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of the date when made and as of the Fifth Restatement Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such specific date), and the Credit Parties shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Credit Parties at or prior to the Fifth Restatement Closing Date. The Agent shall have received a certificate, executed by the chief executive officer of the Borrower Representative (or other authorized executive officer performing a similar function), dated the Fifth Restatement Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Agent, in the form attached hereto as Exhibit D.
(j)    No Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) shall have occurred and be continuing or would result from the closing of the transactions contemplated by this Agreement or issuance of the Securities to be issued at the Fifth Restatement Closing.
(k)    The Credit Parties shall have paid or reimbursed the Agent and the Lenders for all costs and expenses required to be paid or reimbursed by them on the Fifth Restatement Closing Date in accordance with Section 8.22 hereof.
Section 5.2    Subsequent Draws. The obligation of each Lender hereunder to fund any draw under the Notes subsequent to the Fifth Restatement Closing Date is subject to the satisfaction, at the funding date thereof, of each of the following conditions:
(a)    Each representation and warranty by any Credit Party contained herein and in each other Transaction Document shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such date (subject to such updates to the Schedules, if any, as are approved by the Agent in its reasonable discretion), except to the extent that such representation or warranty expressly relates to an earlier date, including the Fifth Restatement

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Closing Date (in which event such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).
(b)    No Event of Default or event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default shall have occurred and be continuing or would result after giving effect to such draw.
(c)    After giving effect to such draw or issuance, as applicable, (i) the aggregate outstanding principal amount of the First Out Notes would not exceed the Maximum First Out Note Balance, (ii) with respect to a draw under the US Term Notes, the aggregate outstanding principal amount of the US Term Notes would not exceed the Maximum US Term Note Balance, (iii) with respect to a draw under the UK Term Notes, the aggregate outstanding principal amount of the UK Term Notes would not exceed the Maximum UK Term Note Balance and (iv) with respect to a draw under the Fourth Tranche US Last Out Term Notes, the aggregate outstanding principal amount of the Fourth Tranche US Last Out Term Notes would not exceed the Maximum Fourth Tranche US Last Out Term Note Commitment.
(d)    The funding date shall be a Permitted Draw Date.
(e)    After giving effect to such draw, the Debt-to-Equity Ratio of each Borrower shall not be more than 9-to-1.
(f)    The Credit Parties shall have paid or reimbursed the Agent and the Lenders and Holders for all costs and expenses required to be paid or reimbursed by them on the Permitted Draw Date in accordance with Section 8.22 hereof.
(g)    Except in connection with a draw under the Fourth Tranche US Last Out Term Notes, the Credit Parties shall have delivered a Borrowing Base Certificate, certified on behalf of the Borrowers by the chief financial officer of the Borrower Representative (or other authorized executive officer performing a similar function), setting forth the Borrowing Base of the Borrowers as of a date no earlier than the end of the most recently ended fiscal month and no later than the day immediately preceding the funding date.
The request by the Borrower Representative and acceptance by the Borrowers of the proceeds of any additional draw under the Notes made after the Fifth Restatement Closing Date shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by the Borrowers that the conditions in this Section 5.2 have been satisfied and (ii) a reaffirmation by each Credit Party of the granting and continuance of Agent’s Liens, on behalf of the Lenders and the Holders, pursuant to the Transaction Documents.
ARTICLE 6

RESERVED

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ARTICLE 7

CREDIT PARTIES’ REPRESENTATIONS AND WARRANTIES
As an inducement to the Agent and the Lenders to enter into this Agreement and to consummate the transactions contemplated hereby, each of the Credit Parties jointly and severally represents and warrants to each of the Agent and the Lenders that each and all of the following representations and warranties (as supplemented by the disclosure schedules delivered to the Agent and the Lenders contemporaneously with the execution and delivery of this Agreement (the “Schedules”)) are true and correct as of the Fifth Restatement Closing Date. The Schedules shall be arranged by the Borrowers in paragraphs corresponding to the sections and subsections contained in this ARTICLE 7.
Section 7.1    Organization and Qualification. Each Credit Party and each of its respective Subsidiaries (which, for purposes of this Agreement, means any entity in which any Credit Party, directly or indirectly, owns at least 50% of the Capital Stock or other Equity Interests or a subsidiary undertaking within the meaning of Section 1162 of the Companies Act 2006) (“Subsidiaries”) are entities duly incorporated or organized and validly existing in good standing under the laws of the jurisdiction in which they are formed or incorporated, and have the requisite corporate or limited liability company power and authorization, as applicable, to own their properties, carry on their business as now being conducted, enter into the Transaction Documents to which they are party and carry out the transactions contemplated thereby. Each Credit Party and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.1, (i) no Credit Party has any Subsidiaries and (ii) all Capital Stock or other equity or similar interests of the Subsidiaries is directly or indirectly owned by a Credit Party, as set forth therein. In respect of each UK Credit Party, and for the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings, its centre of main interest (as that term is used in Article 3(1) of such regulation) is situated in England and Wales and it has no “establishment” (as that term is used in Article 2(h) of such regulation) in any other jurisdiction.
Section 7.2    Authorization; Enforcement; Validity. Each of the Credit Parties has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Security Agreement, each of the other Security Documents, the Intercompany Subordination Agreement, the Intercreditor Agreement, the Release Agreement and each of the other agreements, documents and certificates entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Credit Parties have been duly authorized by each of the Credit Parties’ respective board of directors (or other governing body) and the consummation by the Credit Parties of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities by the Borrowers have been duly authorized by the respective Credit

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Party’s board of directors (or other governing body), and (other than filings with “Blue Sky” authorities as required therein) no further filing, consent, or authorization is required by any Credit Party, its board of directors (or other governing body) or its stockholders or any parties in a similar capacity. This Agreement and the other Transaction Documents have been duly executed and delivered by each of the Credit Parties thereto, and constitute the legal, valid and binding obligations of each of the Credit Parties party thereto, enforceable against each of such Credit Parties in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
Section 7.3    Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all Taxes, liens and charges with respect to the issue thereof.
Section 7.4    No Conflicts. Neither the execution, delivery and performance of the Transaction Documents by the Credit Parties party thereto, nor the consummation by the Credit Parties of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will (i) result in a violation of any Credit Party’s or any Subsidiary’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing or constitutional documents, or the terms of any Capital Stock or other Equity Interests of any Credit Party or any of their Subsidiaries; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Consumer Loan Agreement or any other agreement, indenture or instrument to which any Credit Party or any of their Subsidiaries is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any Credit Party or any of their Subsidiaries; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, (A) any Environmental Laws, (B) any Requirements or (C) any federal or state securities laws).
Section 7.5    Consents. Except as set forth on Schedule 7.5, no Credit Party is required to obtain any consent, authorization, approval, order, license, franchise, permit, certificate or accreditation of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or authority or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof (other than filings required by the Security Documents). All consents, authorizations, approvals, orders, licenses, franchises, permits, certificates or accreditations of, filings and registrations set forth on Schedule 7.5 have been obtained or effected on or prior to the Fifth Restatement Closing Date.
Section 7.6    Subsidiary Rights. Each Credit Party has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital and other equity securities of its Subsidiaries as owned by any Credit Party.

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Section 7.7    Equity Capitalization. As of the Fifth Restatement Closing Date, the authorized Capital Stock and the issued and outstanding Equity Interests of each Credit Party and each Subsidiary of each Credit Party is as set forth on Schedule 7.7. All of such outstanding shares of Capital Stock or other Equity Interests of the Credit Parties and their Subsidiaries have been duly authorized, validly issued and are fully paid and nonassessable and are owned by the Persons and in the amounts set forth on Schedule 7.7. Except as set forth on Schedule 7.7: (i) none of any Credit Party or any Subsidiary’s Capital Stock or other Equity Interest in any other Credit Party or such Subsidiary is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by such Credit Party or such Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock or other Equity Interests in any Credit Party or any of their Subsidiaries, or contracts, commitments, understandings or arrangements by which any Credit Party or any of their Subsidiaries is or may become bound to issue additional Capital Stock or other Equity Interests in such Credit Party or such Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock or other Equity Interests in any Credit Party or any of their Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of any Credit Party or any of their Subsidiaries or by which any Credit Party or any of their Subsidiaries is or may become bound other than Permitted Indebtedness; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with any Credit Party or any of their Subsidiaries; (v) there are no agreements or arrangements under which any Credit Party or any of their Subsidiaries is obligated to register the sale of any of its securities under the 1933 Act; (vi) there are no outstanding securities or instruments of any Credit Party or any of their Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which any Credit Party or any of their Subsidiaries is or may become bound to redeem a security of any Credit Party or any of their Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the closing of the transactions contemplated by this Agreement or the issuance of the Securities; (viii) none of any Credit Party or any of their Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement and (ix) none of any Credit Party or any of their Subsidiaries has any liabilities or obligations required to be disclosed in its financial statements (including the footnotes thereto) that are not so disclosed. Prior to the Fifth Restatement Closing, the Borrowers have provided to the Lenders true, correct and complete copies of (i) each Credit Party’s and each of their Subsidiary’s certificate of incorporation, certificate of formation (or other applicable governing or constitutional document), as amended and as in effect on the Fifth Restatement Closing Date, and (ii) each Credit Party’s and each of their Subsidiary’s bylaws or limited liability company agreement (or other applicable governing or constitutional document), as applicable, as amended and as in effect on the Fifth Restatement Closing Date. Schedule 7.7 identifies all outstanding securities convertible into, or exercisable or exchangeable for, shares of Capital Stock or other Equity Interests in any Credit Party or any of their Subsidiaries and the material rights of the holders thereof in respect thereto.

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Section 7.8    Indebtedness and Other Contracts. Except as disclosed on Schedule 7.8, none of any Credit Party or any of their Subsidiaries (i) has any outstanding Indebtedness other than Permitted Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, or (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness or any contract, agreement or instrument entered into in connection therewith that could reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect.
Section 7.9    Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between any Credit Party or any of their Subsidiaries and an unconsolidated or other off balance sheet entity that would be reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect.
Section 7.10    Ranking of Notes. Subject to the relative priorities of the Notes set forth in this Agreement, no Indebtedness of any of the Credit Parties or any of their Subsidiaries will rank senior to or pari passu with the Notes in right of payment or collectability, whether with respect to payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.
Section 7.11    Title. Each of the Credit Parties and each of their Subsidiaries has (i) good and marketable title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), (iii) adequate rights in (in the case of licensed interests in Intellectual Property Rights and Intellectual Property Rights that are not wholly owned by a Credit Party or a Subsidiary), and (iv) good and marketable title to (in the case of all other personal property) all of its real property and other properties and assets owned by it which are material to the business of such Credit Party or such Subsidiary, in each case free and clear of all liens, encumbrances and defects, other than Permitted Liens. Any real property and facilities held under lease by any Credit Party or any of their Subsidiaries are held by it under valid and enforceable leases.
Section 7.12    Intellectual Property Rights. Each of the Credit Parties and each of their Subsidiaries owns or possesses adequate rights to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, trade secrets and other intellectual property rights (“Intellectual Property Rights”) that are necessary and material to conduct its respective business and no Credit Party or Subsidiary has previously granted any Lien on any such Intellectual Property Rights other than Permitted Liens. Except as described on Schedule 7.12, no registered Intellectual Property Rights that are owned by a Credit Party or a Subsidiary have expired or terminated, or are expected to expire or terminate within five (5) years from the Fifth Restatement Closing Date. Except as described on Schedule 7.12, (i) none of any Credit Party or any of their Subsidiaries has any knowledge of any infringement, misappropriation, dilution or other violation by any Credit Party or any of their Subsidiaries of Intellectual Property Rights owned by other Persons; (ii) none of any Credit Party or any of their Subsidiaries has any knowledge of any infringement, misappropriation, dilution or other violation by any other Persons of the Intellectual Property Rights owned by any Credit Party or any of their Subsidiaries; (iii) there is no claim, action or proceeding pending before any court, judicial body, administrative or regulatory

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agency, arbitrator or other governmental authority or, to the knowledge of each of the Credit Parties, threatened in writing, against any Credit Party or any of their Subsidiaries contesting or challenging the validity, scope or enforceability of, or a Credit Party’s or Subsidiary’s ownership of or right to use, its owned Intellectual Property Rights or the Intellectual Property Rights it licenses from other Persons; and (iv) none of any Credit Party or any of their Subsidiaries is aware of any facts or circumstances which reasonably could be expected to give rise to any of the foregoing infringements or claims, actions or proceedings. Each of the Credit Parties and their Subsidiaries has taken and is taking commercially reasonable security measures to maintain and protect the secrecy, confidentiality and value of the trade secrets and other confidential information it owns.
Section 7.13    Creation, Perfection, and Priority of Liens.
(a)    The Security Documents (other than the UK Security Documents) are effective to create in favor of the Agent, for the benefit of the Holders and the Lenders, a legal, valid, binding, and (upon the filing of the appropriate UCC financing statements and Intellectual Property Security Agreements, the transfer of possession of original certificated securities together with appropriate transfer instruments and the delivery of deposit account control agreements) enforceable perfected first priority (subject to Permitted Liens) security interest and Lien in the Collateral described therein as security for the Obligations to the extent that a legal, valid, binding, and enforceable security interest and Lien in such Collateral may be created under applicable law including without limitation, the uniform commercial code as in effect in any applicable jurisdiction (“UCC”) and any other applicable governmental agencies.
(b)    The obligations expressed to be assumed by each UK Credit Party in each UK Security Document to which it is a party are legal, valid, binding and enforceable obligations subject to (i) the Legal Reservations and (ii) registration under the Companies Act 2006.
Section 7.14    Absence of Certain Changes; Insolvency.
(a)    Since December 31, 2015 (the “Diligence Date”), there has been no material adverse change in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of any Credit Party or any of the Credit Parties’ Subsidiaries. Since the Diligence Date, neither any Credit Party nor any of their Subsidiaries has (i) declared or paid any dividends or (ii) sold any assets (other than the sale of Inventory in the ordinary course of business). Neither any Credit Party nor any of their Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor do any Credit Party or any of their Subsidiaries have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Neither any Credit Party nor any of their Subsidiaries intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). None of the UK Credit Parties, the US Credit Parties or the Credit Parties and their Subsidiaries taken as a whole are, as of the Fifth Restatement Closing Date, or after giving effect to the transactions contemplated hereby to occur at the Fifth Restatement Closing, will be, Insolvent. Without limitation of the foregoing, no corporate action, legal proceeding or other procedure or step in respect of any Insolvency Proceeding or expropriation, attachment, sequestration, distress or execution or any

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analogous process in any jurisdiction over any asset or assets of a Credit Party has been taken or, to the knowledge of Holdings, threatened in relation to Elevate Credit Parent or any of its Subsidiaries.
Section 7.15    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, Governmental Authority (including, without limitation, the SEC, self-regulatory organization or other governmental body) (in each case, a “Proceeding”) pending or, to the knowledge of any Credit Party, threatened in writing against or affecting any Credit Party, or any of the Credit Parties’ Subsidiaries or any of their respective officers or directors which (i) could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (ii) if adversely determined, could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, or (iii) questions the validity of this Agreement, any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.
Section 7.16    No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur or may occur with respect to any Credit Party or any of the Credit Parties’ Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
Section 7.17    No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by any Credit Party or any of their Subsidiaries to arise, between any Credit Party or any of their Subsidiaries and the accountants and lawyers formerly or presently employed by Credit Parties and their Subsidiaries which would reasonably be expected to affect the ability of the Credit Parties to perform any of their obligations under any of the Transaction Documents.
Section 7.18    No General Solicitation; Placement Agent’s Fees. None of the Borrowers, any of their Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. No Credit Party has engaged any placement agent or other agent in connection with the closing of the transactions contemplated by this Agreement or the issuance of the Securities.
Section 7.19    Reserved.
Section 7.20    Tax Status. Each Credit Party and their Subsidiaries (i) have made or filed all foreign, federal, state and local income Tax Returns and all other material Tax Returns, reports and declarations required by any jurisdiction to which they are subject and all such Tax Returns were correct and complete in all respects and were prepared in substantial compliance with all applicable laws and regulations, (ii) have paid all Taxes and other governmental assessments and charges due and owing (whether or not shown on any Tax Return), and (iii) have set aside on their books adequate reserves in accordance with GAAP for the payment of all Taxes due and owing by any Credit Party or its respective Subsidiaries. There are no unpaid Taxes in any material amount

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claimed to be delinquent by the taxing authority of any jurisdiction (other than those being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and subject to adequate reserves taken by Credit Parties or such Subsidiaries as shall be required in conformity with GAAP), and the officers of each of the Credit Parties and their Subsidiaries know of no basis for any such claim. No claim has ever been made by an authority in a jurisdiction where any Credit Party or any of its Subsidiaries does not file Tax Returns that any Credit Party or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Credit Parties or any of their respective Subsidiaries.
Section 7.21    Transfer Taxes. On the Fifth Restatement Closing Date, all transfer or Other Taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Securities to each Lender hereunder will be, or will have been, fully paid or provided for by the Credit Parties, and all laws imposing such Taxes will be or will have been complied with. Without limitation of the foregoing, it is not necessary under the laws of each Relevant Jurisdiction of the Credit Parties that the Transaction Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar taxes or fees be paid on or in relation to the Transaction Documents or the transactions contemplated by the Transaction Documents except:
(a)    registration of particulars of the UK Security Documents at the Companies Registration Office in England and Wales under section 859A of the Companies Act 2006 and payment of associated fees; and
(b)    registration of particulars of the relevant UK Security Documents at the Trade Marks Registry at the Patent Office in England and Wales any payment of associated fees;
each of which registration will be made and paid promptly after the date of the relevant Transaction Document.
Section 7.22    Conduct of Business; Compliance with Laws; Regulatory Permits. Neither any Credit Party nor any of their Subsidiaries is in violation of any term of or in default under its certificate or articles of incorporation or bylaws or other governing documents. Neither any Credit Party nor any of their Subsidiaries is in violation of any judgment, decree or order or any law, rule, regulation, statute or ordinance applicable to any Credit Party or any of their Subsidiaries (including, without limitation, all Environmental Laws and the Requirements). As of the Fifth Restatement Closing Date and the date of each Subsequent Draw, all Consumer Loan Agreements, Bank Transaction Documents and related Consumer Loans (or participation interests therein) originated or purchased on or after the Fifth Restatement Closing Date have been originated by the applicable Bank or a Credit Party or Subsidiary of a Credit Party and in the case of Bank originations, have been purchased by the Credit Parties or their Subsidiaries, in each case, in compliance with applicable law and the Program Guidelines and are being serviced by the applicable Credit Parties or Subsidiaries in compliance with applicable law and the Program Guidelines except to the extent that any such noncompliance would not reasonably be expected to have, either individually or in the aggregate, in a Material Adverse Effect. Schedule 7.22 (as such Schedule

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shall be updated from time to time by the Credit Parties by written notice to Agent) sets forth all United States federal and state and applicable foreign regulatory licenses, material consents, authorizations, approvals, orders, licenses, franchises, permits, certificates, accreditations and permits and all other appropriate regulatory authorities necessary to conduct the respective businesses of the Credit Parties and their Subsidiaries, and except as set forth on Schedule 7.22 (as such Schedule shall be updated from time to time by the Credit Parties by written notice to Agent), all of such United States federal and state and applicable foreign regulatory licenses, material consents, authorizations, approvals, orders, licenses, franchises, permits, certificates, accreditations and permits and other appropriate regulatory authorities are valid and in effect and no Credit Party nor any of their Subsidiaries has received any notice of proceedings or entered into formal or informal discussions relating to the revocation or modification of any such United States federal and state and applicable foreign regulatory licenses, consents, authorizations, approvals, orders, licenses, franchises, permits, certificates, accreditations or permits. To the knowledge of each of the Credit Parties, it is not necessary under the laws of its Relevant Jurisdictions:
(a)    in order to enable the Agent, any Lender or any Holder to enforce their respective rights under any Transaction Document; or
(b)    by reason of the execution of any Transaction Document or the performance by it of its obligations under any Transaction Document, that the Agent, any Lender or any Holder be licensed, qualified or otherwise entitled to carry on business in any of its Relevant Jurisdictions.
None of the Agent, any Lender or any Holder is or will be deemed to be resident, domiciled or carrying on business in its Relevant Jurisdictions solely by reason of the execution, performance and/or enforcement of any Transaction Document.
Section 7.23    Foreign Corrupt Practices. Neither any Credit Party nor any of their Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of any Credit Party or any of their Subsidiaries has, in the course of its actions for, or on behalf of, any Credit Party or any of their Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Bribery Act 2010, in each case, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
Section 7.24    Reserved.
Section 7.25    Environmental Laws. Each Credit Party and their Subsidiaries (a) (i) is in compliance with any and all Environmental Laws, (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) is in compliance with all terms and conditions of any such permit, license or approval,

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and (iv) has no outstanding Liability under any Environmental Laws and are not aware of any facts that could reasonably result in Liability under any Environmental Laws, in each of the foregoing clauses of this clause (a), except to the extent, either individually or in the aggregate, a Material Adverse Effect could not reasonably be expected to occur, and (b) have provided Agent and Lenders with copies of all environmental reports, assessments and other documents in any way related to any actual or potential Liability under any Environmental Laws.
Section 7.26    Margin Stock. Neither any Credit Party nor any of their Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds from any Securities will be used (a) to directly purchase or carry any margin stock, (b) to the knowledge of the Credit Parties, without inquiry, to extend credit to others for the purpose of purchasing or carrying any margin stock, or (c) for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
Section 7.27    ERISA; Pension Schemes. Except as set forth on Schedule 7.27, neither any Credit Party nor any ERISA Affiliate (a) maintains or has maintained any Pension Plan, (b) contributes or has contributed to any Multiemployer Plan or (c) provides or has provided post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required under Section 601 of ERISA, Section 4980B of the Code or applicable federal, state or foreign law). Except as set forth on Schedule 7.27, neither any Credit Party nor any ERISA Affiliate has received any notice or has any knowledge to the effect that it is not in material compliance with any of the requirements of ERISA, the Code or applicable federal, state or foreign law with respect to any Employee Benefit Plan. No ERISA Event exists. Each Employee Benefit Plan which is intended to qualify under the Code has received a favorable determination letter (or opinion letter in the case of a prototype Employee Benefit Plan) to the effect that such Employee Benefit Plan is so qualified and to Credit Parties’ knowledge, there exists no reasonable basis for the revocation of such determination or opinion letter. Neither any Credit Party nor any ERISA Affiliate has (i) any unpaid minimum required contributions under any Plan, whether or not waived, (ii) any liability under Section 4201 or 4243 of ERISA for any withdrawal, or partial withdrawal, from any Multiemployer Plan, (iii) a Pension Plan that is “at risk” within the meaning of Section 430 of the Code, (iv) received notice from any Multiemployer Plan that it is either in endangered or critical status within the meaning of Section 432 of the Code or (v) any material liability or knowledge of any facts or circumstances which reasonably might be expected to result in any material liability to the PBGC, the Internal Revenue Service, the Department of Labor or any participant in connection with any Employee Benefit Plan (other than routine claims for benefits under the Employee Benefit Plan). In respect of each UK Credit Party, (a) neither it nor any of its Subsidiaries is or has at any time been an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993); and (b) neither it nor any of its Subsidiaries is or has at any time been “connected” with or an “associate” of (as those terms are used in sections 38 and 43 of the Pensions Act 2004) such an employer.
Section 7.28    Investment Company. Neither any Credit Party nor any of their Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment

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company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
Section 7.29    U.S. Real Property Holding Corporation. Neither any Credit Party nor any of their Subsidiaries is, nor has it ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Code, as amended, and the Credit Parties will so certify upon the request of Agent.
Section 7.30    Internal Accounting and Disclosure Controls. The Credit Parties and their Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. During the twelve (12) months immediately prior to the Fifth Restatement Closing Date, neither any Credit Party nor any of their Subsidiaries has received any written notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of any Credit Party or any of their Subsidiaries.
Section 7.31    Accounting Reference Date. The Accounting Reference Date of Holdings and each of its Subsidiaries is December 31.
Section 7.32    Transactions With Affiliates. Except (i) as set forth on Schedule 7.32 and (ii) for transactions that have been entered into on terms no less favorable to the Credit Parties and their Subsidiaries than those that might be obtained at the time from a Person who is not an officer, director or employee, none of the officers, directors or employees of any Credit Party or any of their Subsidiaries is presently a party to any transaction with any Credit Party or any of their Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Credit Parties, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.
Section 7.33    Acknowledgment Regarding Holders’ Purchase of Securities. Each of the Credit Parties acknowledges and agrees that each Holder is acting solely in the capacity of an arm’s length lender with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Holder is (i) an officer or director of any Credit Party or any of their Subsidiaries, or (ii) an Affiliate of any Credit Party or any of their Subsidiaries. Each of the Credit Parties further acknowledges that no Holder is acting as a financial advisor or fiduciary of any Credit Party or any of their Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Holder or any of their representatives or agents, including, without limitation, the Agent, in connection

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with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Holder’s receipt of the Securities. Each of the Credit Parties further represents to each Holder that each Credit Party’s decision to enter into the Transaction Documents to which it is a party have been based solely on the independent evaluation by such Person and its respective representatives.
Section 7.34    Reserved.
Section 7.35    Insurance. Credit Parties and their Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Credit Parties and their Subsidiaries are engaged. Neither any Credit Party nor any of their Subsidiaries believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
Section 7.36     Full Disclosure. None of the representations or warranties made by any Credit Party or any of their Subsidiaries in the Transaction Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any Credit Party or any of their Subsidiaries in connection with the Transaction Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.
Section 7.37    Employee Relations. Neither any Credit Party nor any of their Subsidiaries is a party to any collective bargaining agreement or employs any member of a union in such person’s capacity as a union member or to perform union labor work. Each of the Credit Parties believes that its relations with its employees are good. As of the Fifth Restatement Closing Date, no executive officer of any Credit Party or any of their Subsidiaries has notified such Credit Party or such Subsidiary that such officer intends to leave such Credit Party or such Subsidiary or otherwise terminate such officer’s employment with such Credit Party or such Subsidiary. As of the Fifth Restatement Closing Date, no executive officer of any Credit Party or any of their Subsidiaries, to the knowledge of the Credit Parties, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant. Each Credit Party and their Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 7.38    Certain Other Representations and Warranties. Each Consumer Loan Agreement and Credit Card Agreement is a valid and subsisting agreement and is in full force and effect in accordance with the terms thereof, no default or event of default exists under any such

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Consumer Loan Agreement or Credit Card Agreement and no party to any such Consumer Loan Agreement or Credit Card Agreement has any accrued right to terminate any such Consumer Loan Agreement of Credit Card Agreement on account of a default by any Person or otherwise, except in each case, where the same would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each of the Bank Transaction Documents complies in all material respects with all applicable laws, rules, regulations, orders, judgments and decrees (including, without limitation, all Environmental Laws and the Requirements). Each Bank Transaction Document is a valid and enforceable agreement and is in full force and effect in accordance with the terms thereof and is currently being serviced in accordance with the Program Guidelines and the applicable Requirements and no party to any such Bank Transaction Document (other than a Credit Party) has any accrued right to terminate any such Bank Transaction Document on account of a default by any Person or otherwise, except in each case, where the same would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The CCB Participation Agreement is a valid and enforceable agreement and is in full force and effect in accordance with the terms thereof and is currently being serviced in accordance with the Program Guidelines and the applicable Requirements and no party to the CCB Participation Agreement (other than a Credit Party) has any accrued right to terminate the CCB Participation Agreement on account of a default by any Person or otherwise, except in each case, where the same would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 7.39    Patriot Act. To the extent applicable, the Credit Parties and their Subsidiaries are in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department and any other enabling legislation or executive order relating thereto, and (ii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
Section 7.40    Material Contracts. Schedule 7.40 contains a true, correct and complete list of all the Material Contracts (other than those of the type described in clause (a) of the definition thereof) of the Credit Parties and their Subsidiaries (which Schedule shall be updated by the Credit Parties by written notice to Agent promptly following the execution of any such additional Material Contract following the Fifth Restatement Closing Date), and all such Material Contracts are in full force and effect and, to Credit Parties’ knowledge, no defaults currently exist thereunder.
ARTICLE 8

COVENANTS
Section 8.1    Financial Covenants. Solely with respect to the calendar month ending February 28, 2019, the Credit Parties shall, and shall cause their Subsidiaries to, comply with the financial covenants set forth in Section 8.1 of the Fourth Amended and Restated Financing Agreement prior to the effectiveness of this Agreement and thereafter, the Credit Parties shall, and shall cause their Subsidiaries to, comply with the following financial covenants:

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(a)    Loan to Value Ratio.
(i)    The Credit Parties shall not permit the Loan to Value Ratio (UK) calculated as of the last day of any calendar month to be greater than 1.00 to 1.00.
(ii)    The Credit Parties shall not permit the Loan to Value Ratio (US) calculated as of the last day of any calendar month to be greater than 1.00 to 1.00.
If as of any applicable testing date the Credit Parties fail to comply with the financial covenants contained in this Section 8.1(a) (a “LTV Covenant Default”), then the Credit Parties shall have the obligation to cure such breach (the “LTV Covenant Cure Obligation”) within thirty (30) days of the occurrence thereof by causing Elevate Credit Parent to contribute to the Borrowers cash (in the form of a capital contribution and not in the form of an extension of credit or other Indebtedness) in an aggregate amount that would cause the Credit Parties to be in pro forma compliance with such covenant as of such testing date (such amount, the “LTV Covenant Cure Amount”). Until timely receipt of the LTV Covenant Cure Amount for any applicable LTV Covenant Default, an Event of Default shall be deemed to exist for all purposes of this Agreement and the other Transaction Documents; provided, that during such thirty (30) day cure period (unless the Agent shall have been notified that such LTV Covenant Cure Amount shall not be made) neither the Agent nor any Lender or Holder shall exercise any enforcement remedy against the Credit Parties or any of their Subsidiaries or any of their respective properties solely as a result of the existence of the applicable LTV Covenant Default and; provided, further, that upon timely receipt of such LTV Covenant Cure Amount, the underlying LTV Covenant Default shall no longer be deemed to be continuing. Notwithstanding anything to the contrary in this Section 8.1(a), in no event shall the Credit Parties be permitted to cure more than three (3) LTV Covenant Defaults during the term of this Agreement.
(b)    Corporate Cash. The Credit Parties shall not permit Corporate Cash at any time (x) prior to December 31, 2019 to be less than the greater of (i) $5,000,000 or (ii) in the event that Elevate Credit Parent enters into any share buyback, $10,000,000 and (y) after December 31, 2019 to be less than the greater of (i) $7,500,000 or (ii) in the event that Elevate Credit Parent enters into any share buyback, $10,000,000.
(c)    Total Cash. The Credit Parties shall cause Total Cash as of the last day of each calendar month to be greater than or equal to five percent (5%) of total principal amount of Receivables of Elevate Credit Parent and its Subsidiaries.
(d)    Book Value of Equity. The Credit Parties shall not permit the Book Value of Equity, calculated as of the last day of any calendar month, to be less than $85,000,000, as may be amended or modified by mutual agreement between the parties hereto in good faith; provided that the parties agree that any reductions or discounts required by applicable Current Expected Credit Losses (CECL) standards shall be carved out.
(e)    Past Due Roll Rate.

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(i)    The Credit Parties shall not permit the Trailing Past Due Roll Rate (UK), calculated as of the last day of any calendar month (commencing with the calendar month of February 2019) to be greater than thirteen and one-half percent (13.5%).
(ii)    The Credit Parties shall not permit the Trailing Past Due Roll Rate (US), calculated as of the last day of any calendar month (commencing with the calendar month of February 2019) to be greater than twelve and one-half percent (12.5%).
(f)    Four Month Vintage Charge Off Rate.
(i)    The Credit Parties shall not permit the Trailing Four Month Charge Off Rate (UK) to be greater than twenty percent (20%).
(ii)    The Credit Parties shall not permit the Trailing Four Month Charge Off Rate (US) to be greater than nine and one-half percent (9.5%).
(g)    Eight Month Vintage Charge Off Rate. The Credit Parties shall not permit the Trailing Eight Month Charge Off Rate (UK) to be greater than twenty-five percent (25%).
(h)    Twelve Month Vintage Charge Off Rate. The Credit Parties shall not permit the Trailing Twelve Month Charge Off Rate (US) to be greater than thirty-six percent (36%).
(i)    Excess Spread.
(i)    The Credit Parties shall not permit the Trailing Excess Spread (UK) to be less than eight percent (8.00%).
(ii)    The Credit Parties shall not permit the Trailing Excess Spread (US) to be less than three percent (3.00%).
The defined term “Consumer Loans” as used in Sections 8.1(e) through (i) (or component defined terms used therein) may, in the Agent’s sole discretion, be deemed to mean, include and/or exclude all unsecured consumer loans originated by FinWise Bank and in which a 95.0% participation interest is sold to EF SPV.
Section 8.2    Deliveries. The Borrowers agree to deliver the following to the Agent via electronic (e-mail) transmission or other written means acceptable to the Agent:
(a)    Monthly Financial Statements. As soon as available and in any event within twenty-one (21) days after the end of each month (including December), the unaudited consolidated and consolidating (as between United Kingdom operations, on the one hand, and United States operations, on the other hand) balance sheets of the Credit Parties and their Subsidiaries as at the end of such month and the related consolidated and consolidating (as between United Kingdom operations, on the one hand, and United States operations, on the other hand) statements of operations, stockholders’ equity and cash flows of Elevate Credit Parent and its Subsidiaries and UK Borrower for such month and for the period from the beginning of the then current Fiscal Year

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to the end of such month, all in reasonable detail, and certified by the chief financial officer of Elevate Credit Parent (or other authorized executive officer performing a similar function) as being true and correct and fairly presenting in accordance with GAAP, the financial position and results of operations of the Elevate Credit Parent and its Subsidiaries and UK Borrower, as applicable, subject to normal year-end adjustments and absence of footnote disclosure;
(b)    Annual Financial Statements. As soon as available, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, the audited consolidated and consolidating (as between United Kingdom operations, on the one hand, and United States operations, on the other hand) balance sheets of Elevate Credit Parent and its Subsidiaries and UK Borrower as at the end of such Fiscal Year and the related consolidated and consolidating (as between United Kingdom operations, on the one hand, and United States operations, on the other hand) statements of operations, stockholders’ equity and cash flows of the Credit Parties and their Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, in reasonable detail and certified by the chief financial officer of Elevate Credit Parent (or other authorized executive officer performing a similar function) as being true and correct and fairly presenting in accordance with GAAP, the financial position and results of operations of Elevate Credit Parent and its Subsidiaries and UK Borrower, as applicable, accompanied by a customary unqualified opinion of an independent accounting firm acceptable to Agent;
(c)    Compliance Certificate and Borrowing Base Certificate. On the dates that the financial statements under clause (a) above are delivered, a duly completed Compliance Certificate and a duly completed Borrowing Base Certificate, each with appropriate insertions, dated the date of the applicable monthly financial statements, and signed on behalf of the Borrowers by the chief financial officer of the Borrower Representative (or other authorized executive officer performing a similar function), in the case of each Compliance Certificate (i) containing a computation of the covenants set forth in Section 8.1 hereof, (ii) indicating whether or not the Credit Parties are in compliance with each covenant set forth in ARTICLE 8 of this Agreement and whether each representation and warranty contained in ARTICLE 7 of this Agreement is true and correct in all material respects (without duplication of any materiality qualifiers) as though made on such date (except for representations and warranties that speak as of a specific date, which representations and warranties are true and correct in all material respects (without duplication of any materiality qualifiers as of such date), and (iii) to the effect that such officer has not become aware of any Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) that has occurred and is continuing or, if there is any such Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default), describing it and the steps, if any, being taken to cure it;
(d)    Monthly Data Tape. On the dates that the financial statements under clause (a) above are delivered, a data tape in a form acceptable to Agent in its sole discretion that contains information as to the Borrowers’ loan and credit card receivables portfolio submitted as of the most recent month end. The Credit Parties shall provide a data tape to Agent promptly after the Fifth Restatement Closing Date but in no event after March 31, 2019.

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(e)    Monthly Reporting Package. On the dates that the financial statements under clause (a) above are delivered, a monthly operations reporting package, in form and detail reasonably acceptable to the Agent.
Section 8.3    Notices. The Borrowers agree to deliver the following to the Agent via electronic (e-mail) transmission or other written means acceptable to the Agent:
(a)    Collateral Information. Upon request of Agent, a certificate of one of the duly authorized officers of the Borrower Representative on behalf of the Borrowers (i) either confirming that there has been no change in the information set forth in the perfection certificate executed and delivered to the Agent on the Fifth Restatement Closing Date since such date or the date of the most recent certificate delivered pursuant to this Section and/or identifying such changes, and (ii) certifying that all UCC financing statements (including fixtures filings, as applicable) and other appropriate filings, recordings and registrations have been filed of record in each governmental, municipal and other appropriate office in each jurisdiction identified pursuant to clause (i) above (or in such certificate) to the extent necessary to effect, protect and perfect the security interests under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period);
(b)    Auditor Reports. Promptly upon receipt thereof, copies of any reports submitted by the Credit Parties’ independent public accountants, if any, in connection with each annual, interim or special audit or review of any type of the financial statements or internal control systems of any Credit Party or any of their Subsidiaries made by such accountants, including any comment letters submitted by such accountants to management of any Credit Party or any of their Subsidiaries in connection with their services;
(c)    Notice of Default. Promptly upon any officer of a Credit Party obtaining knowledge (i) of any condition or event that constitutes an Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) or that notice has been given to a Credit Party with respect thereto; (ii) that any Person has given any notice to the Credit Party or taken any other action with respect to any event or condition set forth in ARTICLE 10; or (iii) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its chief executive officer or chief financial officer (or other authorized executive officer performing a similar function) specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, default, event or condition, and the action(s) the Credit Parties have taken, are taking and propose to take with respect thereto;
(d)    Notice of Litigation. Promptly upon any officer of a Credit Party obtaining knowledge of (i) the institution of, or non‑frivolous threat of, any adverse Proceeding against or affecting any Credit Party, or any of the Credit Parties’ Subsidiaries or any of their respective officers or directors not previously disclosed in writing by the Credit Parties to the Agent, or (ii) any material development in any adverse Proceeding against or affecting any Credit Party, or any of the Credit Parties’ Subsidiaries or any of their respective officers or directors that, in the case of either clause

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(i) or (ii) if adversely determined, could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to the Credit Parties to enable the Agent, the Lenders and the Holders and their counsel to evaluate such matters;
(e)    ERISA. (i) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, the action(s) any Credit Party or any of their Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Credit Party, any of their Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by the Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Agent shall reasonably request;
(f)    Insurance Report. Promptly upon request of the Agent, a report by the Credit Parties’ insurance broker(s) in form and substance satisfactory to the Agent outlining all material insurance coverage maintained as of the date of such report by the Credit Parties;
(g)    Environmental Reports and Audits. As soon as practicable following receipt thereof, copies of all environmental audits and reports with respect to environmental matters at any facility or property used by any Credit Party or any of their Subsidiaries or which relate to any environmental liabilities of any Credit Party or any of their Subsidiaries which, in any such case, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;
(h)    Corporate Information. Fifteen (15) days’ prior written notice of any change (i) in any Credit Parties’ corporate name, (ii) in any Credit Parties’ identity or organizational structure, (iii) in any Credit Parties’ jurisdiction of organization, or (iv) in any Credit Parties’ Federal Taxpayer Identification Number or state organizational identification number (or local equivalents thereof). The Credit Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise and all other actions that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral as contemplated in the US Security Agreement, the UK Security Documents and other Transaction Documents; provided, the foregoing notwithstanding any of the Elevate Credit Subsidiaries (other than a Borrower) may suspend its operations in any jurisdiction in which it operates and dissolve as a result of a decision by the Credit Parties to exit one or more markets from time to time;
(i)    Tax Returns. Within ten (10) days following request by the Agent, copies of each federal income tax return filed by or on behalf of Credit Parties and requested by the Agent;

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(j)    Event of Loss. Promptly (and in any event within three (3) Business Days) notice of any claim with respect to any liability against any Credit Party or any of their Subsidiaries that (i) is in excess of $250,000 or (ii) could reasonably be expected to result in a Material Adverse Effect;
(k)    Program and Consumer Loan Portfolio Reporting. (i) No later than the fifth (5th) Business Day after the end of each calendar week, a performance report of the Program as of the end of business on Friday of such calendar week, in form and substance reasonably acceptable to the Agent and (ii) together with the delivery of the financial statements and reports pursuant to subsections 8.2(a) and (b), a summary report with respect to the Consumer Loan portfolio of Elevate Credit Parent and its Subsidiaries containing such information as may be reasonably requested by Agent and a summary report with respect to the Credit Card Receivable portfolio of the Credit Parties containing such information as may be reasonably requested by Agent;
(l)    [Reserved]; and
(m)    Bank Transaction Documents. Promptly upon receipt thereof, (i) copies of all notices of the occurrence of a “Default”, an “Event of Default” or other event described by terms of similar import under the Bank Transaction Documents or any other material notices under the Bank Transaction Documents, (ii) notice of any cure or waiver of any “Default”, “Event of Default” or other event described by terms of similar import under the Bank Transaction Documents or any reservation of rights notice, and (iii) complete copies of any amendments, consents or waivers to, or with respect to the Bank Transaction Documents.
(n)    Other Information. Promptly upon their becoming available, deliver copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by any Credit Party to its security holders acting in such capacity or by any of their Subsidiaries to their security holders other than another Credit Party or another Subsidiary, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party or any of their Subsidiaries with any securities exchange or with the SEC or any governmental or private regulatory authority, (iii) all press releases and other statements made available generally by any Credit Party or any of their Subsidiaries to the public concerning material developments in the business of any Credit Party or any of their Subsidiaries, (iv) subject to limitations imposed by applicable law, all documents and information furnished to Governmental Authorities in connection with any investigation of any Credit Party or any of their Subsidiaries (other than any routine inquiry) and (v) such other information and data with respect to any Credit Party or any of their Subsidiaries as from time to time may be reasonably requested by the Agent.
Section 8.4    Rank. Subject to the relative priorities of the Notes set forth in this Agreement, all Indebtedness due under the Notes shall be senior in right of payment, whether with respect to payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise, to all other current and future Indebtedness of the Credit Parties and their Subsidiaries.
Section 8.5    Incurrence of Indebtedness. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, create, incur or guarantee, assume, or

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suffer to exist any Indebtedness or engage in any sale and leaseback, synthetic lease or similar transaction, other than (i) the Obligations and (ii) Permitted Indebtedness.
Section 8.6    Existence of Liens. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any Liens, other than Permitted Liens.
Section 8.7    Restricted Payments. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly,
(a)    declare or pay any dividend or make any other payment or distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on account of any Credit Party’s or any of their Subsidiaries’ Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving any Credit Party or any of their Subsidiaries) or to the direct or indirect holders of any Credit Party’s or any of their Subsidiaries’ Equity Interests in their capacity as such, except that:
(i)    the Credit Parties may pay dividends (A) solely in common stock and (B) with the prior written consent of the Agent (not to be unreasonably withheld, conditioned or delayed) in cash to the holders of their common Equity Interests; provided, that with respect to this clause (B), no Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) has occurred and is continuing or would arise as a result of such payment;
(ii)    the Borrowers may make monthly distributions of funds to Elevate Credit commencing on the fifth (5th) Business Day after the financial statements under Section 8.2(a) shall have been delivered for the applicable month; provided, that each of the following conditions are satisfied:
(A)    no Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) has occurred and is continuing or would arise as a result of such payment; and
(B)    after giving effect to such payment, (1) the Credit Parties are in pro forma compliance with the covenant set forth in Section 8.1(a) and (2) the Debt-to-Equity Ratio of the Borrowers shall not be more than 9-to-1; and
(iii)    the Elevate Credit Subsidiaries may make distributions or remit payments received on account of the undivided portion of the Consumer Loans to further the purposes of, and in compliance with, the Transaction Documents.
(b)    repurchase, redeem, repay, defease, retire, distribute any dividend or share premium reserve or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving any Credit Party or any of their Subsidiaries) any Equity Interests of any Credit Party or any of their Subsidiaries or any direct or indirect parent of any Credit

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Party or any of their Subsidiaries except in connection with the termination of an employee’s employment with any Credit Party; provided, that each of the following conditions are satisfied:
(i)    no Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) has occurred and is continuing or would arise as a result of such repurchase, redemption, repayment, defeasance, retirement, distribution, acquisition or retirement for value of any such Equity Interests;
(ii)    after giving effect to such repurchase, redemption, repayment, defeasance, retirement, distribution, acquisition or retirement for value of any such Equity Interests, (A) the Credit Parties are in pro forma compliance with the covenants set forth in Section 8.1 and (B) the Debt-to-Equity Ratio of the Borrowers shall not be more than 9-to-1; and
(iii)    except for any share buyback program, the aggregate amount of all such repurchases, redemptions, repayments, defeasances, retirements, distributions, acquisitions or retirements for value of any such Equity Interests shall not exceed $1,000,000 in any Fiscal Year;
(c)    make any payment (including by setoff) on or with respect to, accelerate the maturity of, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of any Credit Party or any of their Subsidiaries (or set aside or escrow any funds for any such purpose), except for (i) payments of principal, interest and other amounts constituting Obligations and (ii) subject to the terms of applicable subordination terms, if any, regularly scheduled non accelerated payments of principal, interest and other amounts under Permitted Indebtedness; or
(d)    pay any management, consulting or similar fees to any Affiliate of any Credit Party or to any officer, director or employee of any Credit Party or any Affiliate of any Credit Party, except for the avoidance of doubt, payments of salaries, advances, bonuses (including pre-funded bonuses) or stock incentives of employees of the Credit Parties in the ordinary course of business.
Section 8.8    Mergers; Acquisitions; Asset Sales. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, without Agent’s prior written consent, (a) be a party to any merger or consolidation, or Acquisition or (b) consummate any Asset Sale other than a Permitted Disposition. For the avoidance of doubt, notwithstanding anything to the contrary contained herein or in any other Transaction Document to the contrary, (i) no Credit Party shall enter into (or agree to enter into) any Division/Series Transaction, or permit any of its Subsidiaries to enter into (or agree to enter into), any Division/Series Transaction and (ii) none of the provisions in this Agreement or any other Transaction Document shall be deemed to permit any Division/Series Transaction without the prior written consent of the Agent.
Section 8.9    No Further Negative Pledges. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the existence of any Lien upon any of their properties or assets

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in favor of Agent or the Holders as set forth under the Transaction Documents, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if such property or asset is given as security under the Transaction Documents, except in connection with any Permitted Liens or any document or instrument governing any Permitted Liens, provided that any such restriction contained therein relates only to the property or asset subject to such Permitted Liens (or proceeds thereof).
Section 8.10    Affiliate Transactions. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Credit Party or any of their Subsidiaries, unless such transaction is on terms that are no less favorable to such Credit Party or such Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not an Affiliate and, unless the same shall not require payments thereunder in an amount exceeding $500,000 in the aggregate, are fully disclosed in writing to Agent prior to consummation thereof.
Section 8.11    Insurance.
(a)    The Credit Parties shall keep the Collateral properly housed and insured against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of the Credit Parties, with such companies, in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to the Agent. Certificates of insurance or, if requested by the Agent, original (or certified) copies of such policies of insurance have been or shall be, no later than the Fifth Restatement Closing Date, delivered to the Agent, and shall contain an endorsement, in form and substance reasonably acceptable to Agent, showing loss under such insurance policies payable to the Agent, for the benefit of the Holders. Such endorsement, or an independent instrument furnished to the Agent, shall provide that the insurance company shall give the Agent at least thirty (30) days’ written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of a Credit Party or any other Person shall affect the right of the Agent to recover under such policy of insurance in case of loss or damage. Each Credit Party hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to the Agent. Each Credit Party irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Person’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Person on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance, provided however, that if no Event of Default shall have occurred and be continuing, such Credit Party may make, settle and adjust claims involving less than $100,000 in the aggregate without the Agent’s consent.
(b)    The Credit Parties shall maintain, at their expense, such public liability and third-party property damage insurance as is customary for Persons engaged in businesses similar to that of the Credit Parties with such companies and in such amounts with such deductibles and under policies in such form as shall be reasonably satisfactory to the Agent in light of such customs

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and certificates of insurance or, if requested by the Agent, original (or certified) copies of such policies have been or shall be, no later than the Fifth Restatement Closing Date, delivered to the Agent; each such policy shall contain an endorsement showing the Agent as additional insured thereunder and providing that the insurance company shall give the Agent at least thirty (30) days’ written notice before any such policy shall be altered or canceled.
(c)    If any Credit Party at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then the Agent, without waiving or releasing any obligation or default by the Credit Parties hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as the Agent reasonably deems advisable. Such insurance, if obtained by the Agent, may, but need not, protect each Credit Parties’ interests or pay any claim made by or against any Credit Party with respect to the Collateral. Such insurance may be more expensive than the cost of insurance the Credit Parties may be able to obtain on their own and may be cancelled only upon the Credit Parties providing evidence that they have obtained the insurance as required above. All sums disbursed by the Agent in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys’ fees, shall constitute part of the Obligations due and owing hereunder, shall be payable on demand by the Credit Parties to the Agent and, until paid, shall bear interest at the Default Rate.
Section 8.12    Corporate Existence and Maintenance of Properties. Each Credit Party shall, and each Credit Party shall cause each of its Subsidiaries to, maintain and preserve (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be so qualified or in good standing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect). Each Credit Party shall, and each Credit Party shall cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of the Credit Parties and their Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. The Credit Parties shall take all reasonable steps and actions from time to time reasonably necessary or desirable to preserve, protect and defend all of their rights, title and interest in, to and under each of the Bank Transaction Documents.
Section 8.13    Non-circumvention. Each Credit Party hereby covenants and agrees that neither any of the Credit Parties nor any of their Subsidiaries will, by amendment of its certificate of incorporation, certificate of formation, limited liability company agreement, bylaws, or other governing documents, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the other Transaction Documents, and will at all times in good faith carry out all of the provisions of this Agreement and the other Transaction Documents and take all reasonable action as may be required to protect the rights of the Agent, the Lenders and the Holders.

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Section 8.14    Change in Business; Change in Accounting; Centre of Main Interest; Elevate Credit Parent. The Credit Parties shall not engage in any line of business other than the businesses engaged in on the Fifth Restatement Closing Date and activities reasonably incident thereto. The Credit Parties shall not (a) make any significant change in accounting treatment or reporting practices, except as required by GAAP, (b) change their Fiscal Year; method for determining fiscal quarters of any Credit Party or of any Subsidiary of any Credit Party or change their Accounting Reference Date, (c) change their name as it appears in official filings in its jurisdiction of organization or (d) change their jurisdiction of organization, in the case of clauses (c) and (d), without providing written notice to Agent no later than thirty (30) days following the occurrence of any such change. For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings, each UK Credit Party shall ensure that its centre of main interest (as that term is used in Article 3(1) of such regulation) is situated in England and Wales and that it has no “establishment” (as that term is used in Article 2(h) of such regulation) in any other jurisdiction. Elevate Credit Parent shall not trade, carry on any business, own any assets or incur any liabilities except for:
(a)    the provision of administrative services (excluding treasury services) to its Subsidiaries of a type customarily provided by a holding company to its Subsidiaries;
(b)    ownership of shares in its Subsidiaries, intra-company debit balances, intra‑company credit balances and other credit balances in bank accounts, cash and Cash Equivalent Investments but only if those shares, credit balances, cash and Cash Equivalent Investments constitute Collateral; and
(c)    any liabilities under the Transaction Documents and Bank Transaction Documents to which it is a party and professional fees and administration costs in the ordinary course of business as a holding company.
Section 8.15    U.S. Real Property Holding Corporation. None of the Credit Parties shall become a U.S. real property holding corporation or permit or cause its shares to be U.S. real property interests, within the meaning of Section 897 of the Code.
Section 8.16    Compliance with Laws. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, fail to (a) comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, all Environmental Laws and the Requirements) and (b) preserve and maintain in full force and effect all material rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business.
Section 8.17    Additional Collateral. With respect to any Property acquired after the Fifth Restatement Closing Date by any Credit Party as to which the Agent, for the benefit of the Holders does not have a perfected Lien, such Credit Party shall promptly (i) execute and deliver to the Agent, for the benefit of the Holders or its agent such amendments to the Security Documents or such other documents as the Agent, for the benefit of the Holders deems necessary or advisable to grant to the Agent, for the benefit of the Holders, a security interest in such Property and (ii) take all other

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actions necessary or advisable to grant to the Agent, for the benefit of the Holders, a perfected first priority (subject to Permitted Liens) security interest in such Property, including, without limitation, the filing of UCC financing statements in such jurisdictions as may be required by the Security Documents or by law or as may be requested by the Agent. If at any time during the existence of an Event of Default, Agent seeks to collect or liquidate Collateral, the Credit Parties will use their best efforts to assist Agent in any such efforts, including effectuating a sale of such Collateral.
Section 8.18    Audit Rights; Field Exams; Appraisals; Meetings; Books and Records.
(a)    The Credit Parties shall, upon reasonable notice and during reasonable business hours (except during the continuance of an Event of Default when no such limitations shall apply), subject to reasonable safety and security procedures, and at the Credit Parties’ sole cost and expense, permit the Agent and each Lender and Holder (or any of their respective designated representatives) to visit and inspect any of the properties of any Credit Party or any of their Subsidiaries, to examine the books of account of any Credit Party or any of their Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Credit Parties and their Subsidiaries, and to be advised as to the same by their respective officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors), all at such reasonable times and intervals as the Agent, Lenders and the Holders may reasonably request.
(b)    The Credit Parties shall, upon reasonable notice and during reasonable business hours, subject to reasonable safety and security procedures, and at the Credit Parties’ sole cost and expense, permit the Agent (or any of its designated representatives) and each Lender and Holder to conduct field exams of the Collateral, all at such reasonable times and intervals as the Agent may reasonably request.
(c)    The Credit Parties shall, at Agent’s request (which shall be made no more frequently than once during each calendar year unless an Event of Default shall have occurred and be continuing) and upon reasonable notice, and at the Credit Parties’ sole cost and expense, obtain an appraisal of the Collateral from an independent appraisal firm reasonably satisfactory to Agent.
(d)    The Credit Parties will, upon the request of the Agent, participate in a meeting of the Agent, Lenders and the Holders twice during each Fiscal Year to be held at the Credit Parties’ corporate offices (or at such other location as may be agreed to by the Borrower Representative and the Agent) at such time as may be agreed to by the Borrower Representative and the Agent.
(e)    The Credit Parties shall, at the Credit Parties’ sole cost and expense, make all books and records of the Credit Parties available for review electronically by the Agent upon Agent’s request and subject to applicable Requirements with respect to disclosure of Customer Information.
Section 8.19    Additional Issuances of Debt Securities; Right of First Refusal on New Indebtedness. So long as any Notes are outstanding (or, solely if the Obligations are paid in full in cash with proceeds from the issuance of any Equity Interests of any Credit Party or any of their

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Subsidiaries, until the date that is twelve (12) months after the date such Obligations are paid in full), none of the Credit Parties nor any of their Subsidiaries shall, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its debt securities or Equity Interests (including any preferred stock or other instrument or security) that may, in accordance with the terms thereof, be, at any time during its life, and under any circumstance, convertible into or exchangeable or exercisable for Indebtedness or debt securities, but excluding Permitted Indebtedness, without the prior written consent of the Agent; provided, that, if any Credit Party seeks to incur additional Indebtedness from time to time from any third-party, then in each such case, the Agent and its designees shall have a right of first refusal (but not an obligation) to provide such additional Indebtedness on the same terms and conditions as would be provided by such third-parties. The Borrower Representative will give Agent written notice (a “ROFR Notice”) describing the additional Indebtedness and the terms and conditions thereof (collectively, the “New Indebtedness Opportunity”). The Agent and its designees shall have thirty (30) days from the date of the Agent’s receipt of a ROFR Notice to agree to provide such additional Indebtedness pursuant to the New Indebtedness Opportunity. If the Agent fails to exercise such right of first refusal within said thirty (30)-day period with respect to the New Indebtedness Opportunity, then the New Indebtedness Opportunity may be offered to such third-party upon the identical terms and conditions as are specified in the applicable ROFR Notice; provided, that in the event the New Indebtedness Opportunity has not been consummated by the applicable third-party within the one hundred (100)-day period from the date of the ROFR Notice, no New Indebtedness Opportunity may be offered by the Credit Parties to any third-party without first offering such New Indebtedness Opportunity to the Agent in the manner provided above.
Section 8.20    Post-Closing Obligations.
(a)    Within ninety (90) days after the Original Restatement Closing Date (or such later date as shall be acceptable to the Agent in its sole discretion), confirmation, together with relevant supporting documents, that the Quoted Eurobond Listing has taken place;
(b)    The Credit Parties shall, (i) in a manner satisfactory to the Agent, cooperate with and assist the Agent, the Lenders and their respective attorneys, officers, employees, representatives, consultants and agents (collectively, the “Reviewing Parties” and each, a “Reviewing Party”) in connection with any Reviewing Party’s regulatory review and due diligence of the Credit Parties’ Program in each state or foreign jurisdiction in which any Credit Party originates or purchases Consumer Loans and/or Credit Card Receivables (including participation interests therein), (ii) review and consider in good faith any issues raised by, or comments, recommendations or guidance from, any Reviewing Party with respect to any such lending program (such issues, comments, recommendations and guidance, collectively, the “Diligence Issues”) and (iii) within 90 days (or such longer period as may be agreed to by the Agent in its sole discretion) of any Credit Party’s receipt of written notice of any Diligence Issues from a Reviewing Party, resolve or address any such Diligence Issues, in each case, in a manner satisfactory to the Agent;
(c)    The Credit Parties shall deliver, or cause to be delivered to the Agent, within sixty (60) days after the Fifth Restatement Closing Date (or such later date as shall be acceptable

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to the Agent in its sole discretion), deposit account control agreements executed by the applicable Credit Party and each depository institution for which such Credit Party maintains deposit and other accounts, each in form and substance reasonably satisfactory to the Agent in its sole discretion, covering all deposit accounts and other accounts maintained at such depository institution that are not currently subject to deposit account control agreements in favor of the Agent;
(d)    The Credit Parties shall deliver, or cause to be delivered to the Agent, within thirty (30) days after the Fifth Restatement Closing Date (or such later date as shall be acceptable to the Agent in its sole discretion), Intellectual Property Security Agreements executed by the applicable Credit Party covering all federally-registered Intellectual Property Rights that are not currently subject to an Intellectual Property Security Agreement in favor of the Agent;
(e)    The Credit Parties shall deliver, or cause to be delivered to the Agent, prior to purchasing any Consumer Loans (or participation interests in Consumer Loans) pursuant to any Bank Transaction Documents (or such later date as shall be acceptable to the Agent in its sole discretion), a revised form of Consumer Loan Agreement to be used under such Bank Transaction Documents which provides that (i) all obligations thereunder are “registered obligations” and all instruments issued thereunder (if any) shall be at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations promulgated thereunder and (ii) the first page thereof shall have the following legend: “THIS AGREEMENT SHALL NOT CONSTITUTE A “NEGOTIABLE INSTRUMENT””, which form shall be reasonably satisfactory to the Agent and its counsel; and
(f)    The Credit Parties shall deliver, or cause to be delivered to the Agent, within thirty (30) days after the Fifth Restatement Closing Date (or such later date as shall be acceptable to the Agent in its sole discretion), updated insurance certificates and updated insurance endorsements with respect to the applicable Credit Parties, in each case, in form and substance reasonably satisfactory to Agent and evidencing the insurance policies and endorsements thereto required to be maintained in accordance with Section 8.11.
Section 8.21    Use of Proceeds. The Credit Parties will use the proceeds from the sale of (i) each Note solely (A) to fund certain fees and expenses associated with the consummation of the transactions contemplated by this Agreement and (B) to originate Consumer Loans (other than so-called “payday loans”) and to purchase participation interests under the applicable Bank Transaction Documents in Consumer Loans (other than so-called “payday loans”), in each case made to residents of any State of the United States or residents of the United Kingdom (provided, that in no event shall proceeds of the US Term Notes, or the Fourth Tranche US Last Out Term Notes be used to originate or purchase Consumer Loans (or participation interests therein) to residents of the United Kingdom), in each case, for which the Credit Parties shall have become duly-licensed to originate such Consumer Loans in accordance with all applicable Requirements or for which the applicable Bank party to the applicable Bank Transaction Documents shall have become duly licensed to originate such Consumer Loans in accordance with all applicable Requirements, (ii) each US Term Note solely, in addition to permitted uses provided above in clause (i), for Today Card to purchase participation interests in Credit Card Receivables under, and in accordance with, the CCB Participation Agreement, (iii) solely with regard to the proceeds of the Fourth Tranche US Last Out

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Term Notes, also for direct marketing expenses relating to the making of Consumer Loans and (iv) subject to excess availability under this facility, to transfer funds as permitted under this Agreement.
Section 8.22    Fees, Costs and Expenses. The Credit Parties, on behalf of themselves and the other Credit Parties, shall jointly and severally reimburse the Lenders and the Holders or their designee(s) for reasonable and documented costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), subject to the limitations set forth in Section 13.1 hereof, which amounts shall be paid by the Credit Parties to the Agent, for the benefit of itself and the Lenders and the Holders, on the Fifth Restatement Closing Date. In addition, the Credit Parties shall, within five (5) Business Days of receiving a request from the Agent therefor, reimburse the Agent for any additional reasonable legal fees incurred post-closing in connection with perfecting the Agent’s security interests and any additional filing or recording fees in connection therewith. The Credit Parties shall be responsible for the payment of, and shall pay, any placement agent’s fees, financial advisory fees, or broker’s commissions relating to or arising out of the transactions contemplated hereby, and shall hold the Agent, each Holder and each Lender harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.
Section 8.23    Modification of Organizational Documents and Certain Documents. The Credit Parties shall not, without the prior written consent of the Agent, (i) permit the charter, by-laws or other organizational documents of any Credit Party, or any Material Contract, to be amended or modified, (ii) amend, supplement in a manner adverse to the Agent, any Lender or any Holder or otherwise modify, or waive any material rights, claims or remedies under, any of the Consumer Loan Agreements or Credit Card Agreements, as applicable, except with respect to a settlement or charge off thereunder in the ordinary course of business, (iii) amend, supplement or otherwise modify any Bank Transaction Documents in a manner materially adverse to Agent, any Lender or any Holder, or waive any material rights, claims or remedies under any Bank Transaction Documents except with respect to a settlement or charge off thereunder in the ordinary course of business or (iv) amend, supplement or otherwise modify the CCB Participation Agreement in a manner materially adverse to Agent, any Lender or any Holder, or waive any material rights, claims or remedies under the CCB Participation Agreement except with respect to a settlement or charge off thereunder in the ordinary course of business.
Section 8.24    Joinder. The Credit Parties shall notify the Agent in writing within the earlier of: (i) thirty (30) days of the formation or acquisition of any Subsidiaries; or (ii) the making or purchase of any Consumer Loans or Credit Card Receivables (or participation interests therein) by any such newly formed or acquired Subsidiaries. For any Subsidiaries formed or acquired after the Fifth Restatement Closing Date, the Credit Parties shall at their own expense, within the time period set forth in the immediately preceding sentence, cause each such Subsidiary (provided, in the case of Foreign Subsidiaries, solely with respect to such Foreign Subsidiaries’ guaranty of the Obligations of the US Term Note Borrowers and/or the US Last Out Term Note Borrower, no 956 Impact would arise as a result thereof) to execute an instrument of joinder in the form attached hereto as Exhibit

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G (a “Joinder Agreement”), obligating such Subsidiary to any or all of the Transaction Documents deemed necessary or appropriate by the Agent and cause the applicable Person that owns the Equity Interests of such Subsidiary to pledge to the Holders 100% of the Equity Interests owned by it of each such Subsidiary formed or acquired after the Fifth Restatement Closing Date and execute and deliver all documents or instruments required thereunder or appropriate to perfect the security interest created thereby (provided that with respect to any First Tier Foreign Subsidiary, solely with respect to such Foreign Subsidiaries’ guaranty of the Obligations of the US Term Note Borrowers and/or the US Last Out Term Note Borrower, if a 956 Impact exists such pledge shall be limited to sixty-five percent (65%) of such Foreign Subsidiary’s outstanding voting Equity Interests and one hundred percent (100%) of such Foreign Subsidiary’s outstanding non-voting Equity Interests). In the event a Person becomes a Guarantor (a “New Guarantor”) pursuant to the Joinder Agreement, upon such execution the New Guarantor shall be bound by all the terms and conditions hereof and the other Transaction Documents to the same extent as though such New Guarantor had originally executed the Transaction Documents. The addition of a New Guarantor shall not in any manner affect the obligations of the other Credit Parties hereunder or thereunder. Each Credit Party, each Lender, each Holder and the Agent acknowledges that the schedules and exhibits hereto or thereto may be amended or modified in connection with the addition of any New Guarantor to reflect information relating to such New Guarantor. Compliance with this Section 8.24 shall not excuse any violation of Section 8.8 for failing to obtain Lender’s prior consent to a merger, consolidation or Acquisition. A “956 Impact” will be deemed to exist to the extent the issuance of a guaranty by, grant of a Lien by, or pledge of greater than two-thirds of the voting Equity Interests of, a Foreign Subsidiary, solely with respect to such Foreign Subsidiary’s guaranty of the Obligations of the US Term Note Borrowers and/or the US Last Out Term Note Borrower, would result in material incremental income tax liability under Section 956 of the Code, taking into account actual anticipated repatriation of funds, foreign tax credits and other relevant factors.
Section 8.25    Investments. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, make or permit to exist any Investment in any other Person, except the following:
(a)    Cash Equivalent Investments, to the extent the Agent has a first priority security interest therein;
(b)    bank deposits in the ordinary course of business, to the extent the Agent has a first priority security interest therein;
(c)    Investments in securities of account debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors;
(d)    Investments owned by the Credit Parties and their Subsidiaries on the Fifth Restatement Closing Date as set forth on Schedule 8.25;
(e)    (i) Domestic Credit Parties may maintain Investments in Foreign Subsidiaries in amounts not to exceed the outstanding amounts of such Investments as of the Fifth Restatement Closing Date plus additional Investments in Foreign Subsidiaries after the Fifth Restatement Closing Date to the extent expressly approved by Agent in advance in writing; provided, if the Investments

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described in the foregoing clause (i) are evidenced by notes, such notes shall be pledged to Agent, for the benefit of the Lenders, and have such terms as Agent may reasonably require; and (ii) Foreign Subsidiaries may make Investments in other Foreign Subsidiaries;
(f)    Investments constituting cash equity contributions by Elevate Credit in the other Borrowers, including, without limitation, cash equity contributions made in order to satisfy the LTV Covenant Cure Obligation, and Investments by Elevate Credit in its other Subsidiaries that are Credit Parties;
(g)    Investments made by the Credit Parties (other than Elevate Credit and Elevate Credit Parent) constituting Consumer Loans to residents of the United States and the United Kingdom;
(h)    Investments made by the Credit Parties constituting the acquisition of Consumer Loans to residents of the United States or participation interests in such Consumer Loans, in each case, pursuant to the applicable Bank Transaction Documents; and
(i)    Investments made by Today Card constituting the acquisition of participation interests in Credit Card Receivables pursuant to the CCB Participation Agreement.
Section 8.26    Further Assurances. At any time or from time to time upon the request of the Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Agent may reasonably request in order to effect fully the purposes of the Transaction Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as the Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by all Subsidiaries (including the US Term Note Borrowers with respect to the Obligations of the UK Borrower and each US Term Note Borrower with respect to the Obligations of each other US Term Note Borrower) of the Credit Parties and secured by substantially all of the assets of the Credit Parties and their Subsidiaries (in each case provided, in the case of Foreign Subsidiaries, solely with respect to such Foreign Subsidiaries’ guaranty of the Obligations of the US Term Note Borrowers and/or the US Last Out Term Note Borrower, no 956 Impact would arise as a result thereof).
Section 8.27    Pensions Schemes.
(a)    UK Borrower shall ensure that all pension schemes operated by or maintained for the benefit of any UK Credit Party and/or any of their employees are fully funded based on the statutory funding objective under sections 221 and 222 of the Pensions Act 2004 and that no action or omission is taken by any UK Credit Party in relation to such a pension scheme which has or is reasonably likely to have a Material Adverse Effect (including, without limitation, the termination or commencement of winding-up proceedings of any such pension scheme or any UK Credit Party ceasing to employ any member of such a pension scheme).
(b)    UK Borrower shall ensure that none of its Subsidiaries is or has been at any time an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pension

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Schemes Act 1993) or “connected” with or an “associate” of (as those terms are used in sections 38 or 43 of the Pensions Act 2004) such an employer.
(c)    UK Borrower shall deliver to the Agent at such times as those reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to Elevate Credit), actuarial reports in relation to all pension schemes mentioned in paragraph (a) above.
(d)    UK Borrower shall promptly notify the Agent of any material change in the rate of contributions to any pension schemes mentioned in (a) above paid or recommended to be paid (whether by the scheme actuary or otherwise) or required (by law or otherwise).
Section 8.28    Backup Servicer. At any time or from time to time upon the request of the Agent, the Borrowers shall appoint, at Borrowers’ sole expense, a Backup Servicer that is satisfactory to the Agent in Agent’s sole discretion and shall enter into a Backup Servicing Agreement that is satisfactory (including with respect to the Credit Parties’ obligations to cooperate with such Backup Servicer and provide any data and other information and documents, including data tapes, to such Backup Servicer to allow Backup Servicer to perform its duties) to the Agent in Agent’s sole discretion.

Section 8.29	Claims Escrow Account.
(a)    Within two (2) Business Days on or after the date in which (i) all Obligations not relating to any pending claim that are due to Lenders and Holders have been paid in full and (ii) the Credit Parties are aware of a pending claim, the Borrowers shall establish and maintain a deposit account at a bank reasonable acceptable to Agent, in the form of time deposit or demand account (the “Claims Escrow Account”). Such Claims Escrow Account shall be a Blocked Account. The Borrowers shall deposit in the Claims Escrow Account, no later than one (1) Business Day following receipt, fifty percent (50%) of the collections received by Borrowers from all of the Consumer Loans and Credit Card Receivables until the Claims Escrow Account Funding Condition is satisfied. After a Claims Escrow Account is established pursuant to this Section 8.29 and subject to the rights of the parties under the Intercreditor Agreement, the Borrowers shall be permitted to remit, prior to the satisfaction of the Claims Escrow Account Funding Condition, fifty percent (50%) of the collections remaining after remitting to the Claims Escrow Account and, on and after the satisfaction of the Claims Escrow Account Funding Condition, one hundred percent (100%) of any collections to the applicable Elevate Credit Subsidiary in accordance with the applicable contractual terms between the applicable Borrower and such Elevate Credit Subsidiary. For the avoidance of doubt and notwithstanding Section 12.14, subject to the satisfaction of the foregoing requirements this Section 8.29(a), the Agent shall not seek to limit the ability of the Borrowers to remit funds to the Elevate Credit Subsidiary under this Section 8.29(a) and such amounts shall be released without restriction from the Lien of the Financing Agreement.
(b)    In the sole discretion of the Agent, funds deposited in the Claims Escrow Account may be used to satisfy any Obligations then due to Lenders, Holders and/or Agent.

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ARTICLE 9

CROSS GUARANTY
Section 9.1    Cross-Guaranty. Each Guarantor (including, for the avoidance of doubt, the US Term Note Borrower and the US Last Out Term Note Borrower with respect to the Obligations of the UK Borrower and each US Term Note Borrower with respect to the Obligations of each other US Term Note Borrower), jointly and severally, hereby absolutely and unconditionally guarantees to the Agent, the Lenders, the Holders and their respective successors and assigns the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations (and for the avoidance of doubt, each Borrower, in its capacity as a Guarantor, so guarantees the payment and performance of the Obligations of each other Borrower under each Note). Each Guarantor agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this ARTICLE 9 shall not be discharged until payment and performance, in full, of the Obligations under the Transaction Documents has occurred and all commitments (if any) to lend hereunder have been terminated, and that its obligations under this ARTICLE 9 shall be absolute and unconditional, irrespective of, and unaffected by:
(a)    the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Transaction Document or any other agreement, document or instrument to which any Credit Party is or may become a party;
(b)    the absence of any action to enforce this Agreement (including this ARTICLE 9) or any other Transaction Document or the waiver or consent by the Agent, the Lenders or the Holders with respect to any of the provisions thereof;
(c)    the Insolvency of any Credit Party or Subsidiary; or
(d)    any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.
Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the obligations guaranteed hereunder.
Section 9.2    Waivers by Guarantors. Each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Agent, the Lenders or the Holders to marshal assets or to proceed in respect of the obligations guaranteed hereunder against any other Credit Party or Subsidiary, any other party or against any security for the payment and performance of the obligations under the Transaction Documents before proceeding against, or as a condition to proceeding against, such Guarantor. It is agreed among each Guarantor that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Transaction Documents and that, but for the provisions of this ARTICLE 9 and such waivers, the Agent, the Lenders and the Holders would decline to enter into this Agreement.

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Section 9.3    Benefit of Guaranty. Each Guarantor agrees that the provisions of this ARTICLE 9 are for the benefit of the Agent, the Lenders, the Holders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Credit Party, on the one hand, and the Agent, the Lenders and the Holders, on the other hand, the obligations of such other Credit Party under the Transaction Documents.
Section 9.4    Waiver of Subrogation, Etc. Notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, and except as set forth in Section 9.7, each Guarantor hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor. Each Guarantor acknowledges and agrees that this waiver is intended to benefit the Agent, the Lenders and the Holders and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this ARTICLE 9, and that the Agent, the Lenders, the Holders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 9.4.
Section 9.5    Election of Remedies. If the Agent, the Lenders or the Holders may, under applicable law, proceed to realize their benefits under any of the Transaction Documents, the Agent, any of the Lenders or any of the Holders may, at their sole option, determine which of their remedies or rights they may pursue without affecting any of their rights and remedies under this ARTICLE 9. If, in the exercise of any of their rights and remedies, any of the Agent, the Lenders or the Holders shall forfeit any of their rights or remedies, including their right to enter a deficiency judgment against any Credit Party or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Credit Party hereby consents to such action by the Agent, such Lenders or such Holders, as applicable, and waives any claim based upon such action, even if such action by the Agent, such Lenders or such Holders shall result in a full or partial loss of any rights of subrogation that any Credit Party might otherwise have had but for such action by the Agent, such Lenders or such Holders. Any election of remedies that results in the denial or impairment of the right of the Agent, the Lenders or the Holders to seek a deficiency judgment against any Credit Party shall not impair any other Credit Party’s obligation to pay the full amount of the Obligations under the Transaction Documents.
Section 9.1    Limitation. Notwithstanding any provision herein contained to the contrary, each Guarantor’s liability under this ARTICLE 9 (which liability is in any event in addition to amounts for which Credit Parties are primarily liable under the Transaction Documents) shall be limited to an amount not to exceed as of any date of determination the greater of:
(a)    the net amount of all amounts advanced to such Guarantor under this Agreement or otherwise transferred to, or for the benefit of, such Guarantor (including any interest and fees and other charges); and
(b)    the amount that could be claimed by the Agent, the Lenders and the Holders from such Guarantor under this ARTICLE 9 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform

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Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor’s right of contribution and indemnification from each other Credit Party under Section 9.7.
Section 9.2    Contribution with Respect to Guaranty Obligations.
(a)    To the extent that any Guarantor shall make a payment under this ARTICLE 9 of all or any of the Obligations under the Transaction Documents (other than financial accommodations made to that Guarantor for which it is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount that such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations under the Transaction Documents satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantor as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations under the Transaction Documents and termination of the Transaction Documents (including all commitments (if any) to lend hereunder), such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.
(b)    As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such Guarantor under this ARTICLE 9 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.
(c)    This Section 9.7 is intended only to define the relative rights of Guarantor and nothing set forth in this Section 9.7 is intended to or shall impair the obligations of Credit Parties, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 9.1. Nothing contained in this Section 9.7 shall limit the liability of any Credit Party to pay the financial accommodations made directly or indirectly to that Credit Party and accrued interest, fees and expenses with respect thereto for which such Credit Party shall be primarily liable.
(d)    The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.
The rights of the indemnifying Guarantor against other Guarantor under this Section 9.7 shall be exercisable upon the full and indefeasible payment of the Obligations under the Transaction Documents and the termination of the Transaction Documents.

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Section 9.3    Liability Cumulative. The liability of each Guarantor under this ARTICLE 9 is in addition to and shall be cumulative with all liabilities of each other Credit Party to the Agent, the Lenders and the Holders under this Agreement and the other Transaction Documents to which such Credit Party is a party or in respect of any Obligations under the Transaction Documents or obligation of the other Credit Party, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.
Section 9.4    Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Credit Parties under this Agreement is stayed upon the insolvency, bankruptcy or reorganization of any of the Credit Parties, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable jointly and severally by the Credit Parties hereunder forthwith on demand by the Agent.
Section 9.5    Benefit to Credit Parties. All of the Credit Parties and their Subsidiaries are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of each such Person has a direct impact on the success of each other Person. Each Credit Party and each Subsidiary will derive substantial direct and indirect benefit from the purchase and sale of the Notes hereunder.
Section 9.6    Indemnity. Each Guarantor irrevocably and unconditionally jointly and severally agrees with the Agent, each Lender and each Holder that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify the Agent, such Lender and/or such Holder, as applicable, immediately on demand against any cost, loss or liability it incurs as a result of a Borrower or Guarantor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Transaction Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this ARTICLE 9 if the amount claimed had been recoverable on the basis of a guarantee.
Section 9.7    Reinstatement. If any discharge, release or arrangement (whether in respect of the Obligations or any security for those Obligations or otherwise) is made by the Agent, a Lender and/or a Holder in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this ARTICLE 9 will continue or be reinstated as if the discharge, release or arrangement had not occurred.
Section 9.8    Guarantor Intent. Without prejudice to any other provision of this ARTICLE 9, each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Transaction Documents and/or any facility or amount made available under any of the Transaction Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for

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which any such facility or amount might be made available from time to time; and any reasonable and invoiced fees, costs and/or expenses associated with any of the foregoing.
Section 9.9    General. Notwithstanding anything to the contrary set forth herein, the provisions of this ARTICLE 9 shall not be construed to (a) permit the Agent, Lenders or Holders to amend or otherwise modify this Agreement or the Obligations in a manner that would otherwise require the consent of the Borrowers pursuant to the express terms of this Agreement or (b) constitute a waiver by any Borrower of such Borrower’s rights or defenses under this Agreement in such Borrower’s capacity as a Borrower hereunder.
ARTICLE 10

RIGHTS UPON EVENT OF DEFAULT
Section 10.1    Event of Default. Each of the following events shall constitute an “Event of Default”:
(a)    any Credit Parties’ failure to pay to the Agent, the Holders and/or the Lenders any amount of (i) principal or redemptions when and as due under this Agreement or any Note (including, without limitation, the Credit Parties’ failure to pay any redemption payments or amounts hereunder or under any Note) or any other Transaction Document, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby or (ii) interest (including interest calculated at the Default Rate), Late Charges, Prepayment Premium, or other amounts (other than principal or redemptions) within five (5) days after the same shall become due under this Agreement or any Note or any other Transaction Document, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby;
(b)    any default occurs and is continuing under (subject to any applicable grace periods), or any redemption of or acceleration prior to maturity of, any Indebtedness (other than the Obligations) of any Credit Party or any Subsidiary of any Credit Party in excess of $100,000; provided, that, in the event that any such default or acceleration of indebtedness is cured or rescinded by the holders thereof prior to acceleration of the Notes, no Event of Default shall exist as a result of such cured default or rescinded acceleration;
(c)    (i) any Credit Party or any Subsidiary of any Credit Party pursuant to or within the meaning of Title 11, U.S. Code (the “Bankruptcy Code”) or any similar federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, or to the conversion of an involuntary case to a voluntary case, (C) consents to the appointment of or taking of possession by a receiver, trustee, assignee, liquidator or similar official (a “Custodian”) for all or a substantial part of its property, (D) makes a general assignment for the benefit of its creditors, or (E) is generally unable to pay its debts as they become due; (ii) the Credit Parties, taken as a whole, become Insolvent or (iii) the board of directors (or similar governing body) of any Credit Party or any Subsidiary of any Credit Party (or any committee thereof) adopts any resolution or

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otherwise authorizes any action to approve any of the actions referred to in this Section 10.1(c) or Section 10.1(d);
(d)    any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction in which a court of competent jurisdiction (i) enters an order or decree under any Bankruptcy Law, which order or decree (A) (1) is not stayed or (2) is not rescinded, vacated, overturned, or otherwise withdrawn within sixty (60) days after the entry thereof, and (B) is for relief against any Credit Party or any Subsidiary of any Credit Party in an involuntary case, (ii) appoints a Custodian over all or a substantial part of the property of any Credit Party or any Subsidiary of any Credit Party and such appointment continues for sixty (60) days, (iii) orders the liquidation of any Credit Party or any Subsidiary of any Credit Party, or (iv) issues a warrant of attachment, execution or similar process against any substantial part of the property of any Credit Party or any Subsidiary of any Credit Party;
(e)    a final judgment or judgments for the payment of money in excess of $250,000 or that otherwise could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect are rendered against any Credit Party or any Subsidiary of any Credit Party, which judgments are not, within fifteen (15) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within fifteen (15) days after the expiration of such stay, unless (in the case of a monetary judgment) such judgment is covered by third-party insurance, so long as the applicable Credit Party or Subsidiary provides the Agent a written statement from such insurer (which written statement shall be reasonably satisfactory to the Agent) to the effect that such judgment is covered by insurance and such Credit Party or Subsidiary will receive the proceeds of such insurance within fifteen (15) days following the issuance of such judgment;
(f)    any Credit Party breaches any covenant, or other term or condition of any Transaction Document, any other agreement with the Agent, any Lender or any Holder, except in the case of a breach of a covenant or other term or condition of any Transaction Document (other than Sections 8.1(a), 8.2, 8.3(c), 8.4 through 8.11, 8.13, 8.14, 8.16, 8.17, 8.18, 8.20, 8.21, 8.23, 8.25 and 8.29 of this Agreement) which is curable, only if such breach continues for a period of thirty (30) days after the earlier to occur of (A) the date upon which an executive officer of any Credit Party becomes aware of such default and (B) the date upon which written notice thereof is given to the Borrower Representative by Agent; and a breach addressed by the other provisions of this Section 10.1; provided, the foregoing notwithstanding, the Credit Parties shall be afforded a grace period of five (5) Business Days, exercisable no more than an aggregate of twice per year during the term of this Agreement, with regard to the delivery requirements set forth in Section 8.2 hereof;
(g)    a Change of Control that is not in connection with an M&A Event resulting in a Permitted Redemption pursuant to Section 2.3(a) occurs;
(h)    any representation or warranty made by any Credit Party herein or in any other Transaction Document is breached or is false or misleading, each in any material respect;

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(i)    any “Event of Default” occurs and is continuing with respect to any of the other Transaction Documents or under either the Elastic Financing Agreement or the FinWise Financing Agreement, in each case, beyond any applicable notice or cure period;
(j)    (i) the written rescindment or repudiation by any Credit Party of any Transaction Document or any of its obligations under any Transaction Document, or (ii) any Transaction Document or any material term thereof shall cease to be, or is asserted by any Credit Party not to be, a legal, valid and binding obligation of any Credit Party enforceable in accordance with its terms;
(k)    any Lien against the Collateral intended to be created by any Security Document shall at any time be invalidated, subordinated (except to Permitted Liens to the extent expressly permitted under the Transaction Documents) or otherwise cease to be in full force and effect, for whatever reason, or any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by any Credit Party not to be, a valid, first priority perfected Lien (to the extent that any Transaction Document obligates the parties to provide such a perfected first priority Lien, and except to the extent Permitted Liens are permitted by the terms of the Transaction Documents to have priority) in the Collateral (except as expressly otherwise provided under and in accordance with the terms of such Transaction Document);
(l)    any material provision of any Transaction Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Credit Party, or a proceeding shall be commenced by any Credit Party, or by any Governmental Authority having jurisdiction over such Credit Party, seeking to establish the invalidity or unenforceability thereof, or any Credit Party shall deny that it has any liability or obligation purported to be created under any Transaction Document;
(m)    Reserved;
(n)    the occurrence of (i) any event which could reasonably be expected to have a Material Adverse Effect, (ii) a State Force Majeure Event, (iii) a Federal or Multi-State Force Majeure Event or (iv) a UK Force Majeure Event;
(o)    (i) any Credit Party or Subsidiary of any Credit Party liquidates, dissolves, terminates or suspends its business operations or otherwise fails to operate its business in the ordinary course; provided, the foregoing notwithstanding any of the Elevate Credit Subsidiaries (other than a Borrower) may suspend its operations in any jurisdiction in which it operates and dissolve as a result of a decision by the Credit Parties to exit one or more markets from time to time or (ii) the authority or ability of any Credit Party or Subsidiary of any Credit Party to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalization, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any Credit Party, any of their Subsidiaries or any of their respective assets;

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(p)    Ken Rees or Chris Lutes shall, at any time for any reason, cease to be employed by either an Elevate Credit Subsidiary or Elevate Credit Parent in the same position and with duties substantially similar to those held as of the Fifth Restatement Closing Date, unless a replacement reasonably satisfactory to Agent shall have been appointed and employed (including on an interim basis) within ninety (90) days of his cessation of employment;
(q)    any material decline or depreciation in the value or market price of the Collateral (whether actual or reasonably anticipated), which causes the Collateral, in the reasonable opinion of Agent acting in good faith, to become unsatisfactory as to value or character, or which causes the Agent to reasonably believe that the Obligations are inadequately secured and that the likelihood for repayment of the Obligations is or will soon be materially impaired, time being of the essence;
(r)    (i) the occurrence of one or more ERISA Events which individually or in the aggregate result(s) in or could reasonably be expected to result in liability of the Credit Parties or any of their Subsidiaries in excess of $100,000 during the term hereof; or (ii) the existence of any fact or circumstance that could reasonably be expected to result in the imposition of a Lien pursuant to Section 430(k) of the Code or ERISA or a violation of Section 436 of the Code; or
(s)    any default or event of default (monetary or otherwise) by a Credit Party shall occur with respect to any Material Contract, which if curable has not been cured in accordance with the provisions of the applicable Material Contract and that could have a Material Adverse Effect.
Section 10.2    Termination of Commitments and Acceleration Right.
(a)    Promptly after the occurrence of an Event of Default, the Borrower Representative shall deliver written notice thereof via email, facsimile and overnight courier (an “Event of Default Notice”) to the Agent. At any time after the earlier of the Agent’s receipt of an Event of Default Notice and the Agent becoming aware of an Event of Default which has not been cured or waived, (i) the Agent may (or, solely with respect to the US Term Note Commitments of the applicable Lenders to fund additional draws under the US Term Notes, at the direction of the Required US Term Note Lenders, shall) declare all or any portion of the Commitment of each Lender to fund additional draws under the Notes to be suspended or terminated by delivering written notice thereof (an “Event of Default Commitment Suspension or Termination Notice”) to the Borrower Representative, which Event of Default Commitment Suspension or Termination Notice shall indicate the portion of the Commitments that the Agent is suspending or terminating, whereupon such Commitments shall forthwith be suspended or terminated, and/or (ii) the Agent may require the Borrowers to redeem all or any portion of the Notes (provided, that any redemption of any portion of the Notes (including any tranche thereof) that changes the priority of payment to which the US Term Notes are entitled under this Agreement shall also require the consent of the Required US Term Note Lenders and, to the extent not included in the foregoing consent by Required US Term Note Lenders, the consent of each other Lender or Holder that holds, individually, an aggregate principal amount of US Term Note Commitments and outstanding US Term Notes of $20,000,000 or more (which consent may be in the form of an email to Agent)) (an “Event of Default

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Redemption”) by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Borrower Representative, which Event of Default Redemption Notice shall indicate the tranche(s) and portion(s) of the Notes that the Agent is requiring the Borrowers to redeem (to be allocated on a pro rata basis with respect to the applicable outstanding Notes), whereupon a corresponding pro rata portion of the applicable Commitments in respect thereof shall forthwith be terminated effective upon the date of such Event of Default Redemption Notice; provided, that upon the occurrence of any Event of Default described in Section 10.1(c) or Section 10.1(d), and without any action on behalf of the Agent, any Holder or any Lender, the Commitments, in whole, shall automatically be terminated and the Notes shall automatically be redeemed by the Borrowers. All Notes subject to redemption by the Borrowers pursuant to this Section 10.2 shall be redeemed by the Borrowers at a price equal to the outstanding principal amount of such Notes, plus accrued and unpaid interest, accrued and unpaid Late Charges, accrued and unpaid Prepayment Premium, and all other amounts due under the Transaction Documents (the “Event of Default Redemption Price”); provided, the foregoing notwithstanding, the Prepayment Premium shall not be due solely in connection with an Event of Default Redemption occurring as a result of the occurrence of an Event of Default of the type described in Sections 10.1(n)(ii), 10.1(n)(iii) or 10.1(n)(iv) so long as no other Event of Default shall be in existence at such time.
(b)    In the case of an Event of Default Redemption, the Borrowers shall deliver the applicable Event of Default Redemption Price to the Agent within three (3) Business Days after the Borrower Representative’s receipt of the Event of Default Redemption Notice. In the case of an Event of Default Redemption of less than all of the principal of a tranche of the Notes, the applicable Borrower shall promptly cause to be issued and delivered to the applicable Holders new Notes (in accordance with Section 2.7) representing the portion of the Commitments that have not been terminated as a result of such redemption.
Section 10.3    Consultation Rights. Without in any way limiting any remedy that the Agent, the Holders or the Lenders may have, at law or in equity, under any Transaction Document (including under the foregoing provisions of this ARTICLE 10) or otherwise, upon the occurrence and during the continuance of any Event of Default, upon the request of the Agent, the Credit Parties shall hire or otherwise retain a consultant, advisor or similar Person acceptable to the Agent to advise the Credit Parties with respect to their business and operations.
Section 10.4    Other Remedies. The remedies provided herein and in the Notes shall be cumulative and in addition to all other remedies available under any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Agent’s, any Lender’s or any Holder’s right to pursue actual damages for any failure by the Credit Parties to comply with the terms of this Agreement, the Notes and the other Transaction Documents. Amounts set forth or provided for herein and in the Notes with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Agent, the Holders and/or the Lenders and shall not, except as expressly provided herein, be subject to any other obligation of the Credit Parties (or the performance thereof). Each of the Credit Parties acknowledges that a breach by it of its obligations hereunder and under the Notes and the other Transaction Documents will cause irreparable harm to the Agent, the Holders and the Lenders and that the remedy at law for any such breach may be inadequate. The Credit

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Parties therefore agree that, in the event of any such breach or threatened breach, the Agent, the Holders and the Lenders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
Section 10.5    Application of Proceeds.
(a)    Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, Borrowers irrevocably waive the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of the Borrowers or any other Credit Party of all or any part of the Obligations, and, as between the Credit Parties on the one hand and Agent and Holders on the other, Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Agent may deem advisable (subject to clause (b) below) notwithstanding any previous application by Agent.
(b)    Following the occurrence and during the continuance of an Event of Default, any and all voluntary and mandatory, payments, prepayments or redemptions made in respect of the Obligations shall be delivered to the Agent and shall be applied in the following order: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent with respect to this Agreement, the other Transaction Documents or the Collateral; second, to accrued and unpaid interest on the First Out Notes on a pro rata basis with respect to the outstanding First Out Notes; third, to the principal amount of the First Out Notes and to any Prepayment Premium thereon then due and owing on a pro rata basis with respect to the outstanding First Out Notes; fourth, to accrued and unpaid interest on the Fourth Tranche US Last Out Term Notes on a pro rata basis with respect to the outstanding Fourth Tranche US Last Out Term Notes; fifth, to the principal amount of the Fourth Tranche US Last Out Term Notes and to any Prepayment Premium thereon then due and owing on a pro rata basis with respect to the Fourth Tranche US Last Out Term Notes.
(c)    Any payments, prepayments or proceeds of Collateral received by any Lender that were not permitted to be made under this Agreement or were not applied as required under this Agreement shall be promptly paid over to the Agent for application under Section 10.5(b). Any balance remaining after giving effect to the applications set forth in this Section 10.5 shall be delivered to Borrower Representative or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out any of the applications set forth in this Section 10.5, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category.
ARTICLE 11
BANKRUPTCY MATTERS
In the event of any Insolvency Proceeding involving a Credit Party or the liquidation or dissolution of a Credit Party:

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Section 11.1    General. This Agreement shall be applicable both before and after the filing of any Insolvency Proceeding, including, without limitation, any case or proceeding of the type described in Sections 10.1(c) or 10.1(d) of this Agreement, and all converted or succeeding cases in respect thereof, and all references herein to any Credit Party shall be deemed to apply to the trustee for such Credit Party and such Credit Party as a debtor-in-possession. The relative rights of the First Out Note Holders and the Last Out Note Holders, including, without limitation, in respect of (a) any Collateral or proceeds thereof and (b) the order of application of all payments in respect of Obligations, shall continue after the filing of such petition on the same basis as prior to the date of such filing, subject to any court order approving the financing of, or use of cash collateral by, any Credit Party. This Agreement shall be enforceable in any Insolvency Proceeding in accordance with its terms. In furtherance of the foregoing, any payment or distribution which is payable or deliverable in such Insolvency Proceeding in respect of any of the Notes, whether in cash, securities, or other property, shall be paid or delivered in accordance with the terms of this Agreement, and all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises are each irrevocably authorized, empowered and directed to effect all such payments and deliveries. Each Last Out Note Holder acknowledges and agrees that because of their differing rights in proceeds of the Collateral, the Obligations in respect of the Fourth Tranche US Last Out Term Notes are fundamentally different from the Obligations in respect of the First Out Notes and must be separately classified in any plan of reorganization proposed or confirmed in any Insolvency Proceeding involving any Borrower or other Credit Party as a debtor. No Last Out Note Holder shall seek in any such Insolvency Proceeding to be treated as part of the same class of creditors as the First Out Note Holders or shall oppose any pleading or motion by the First Out Note Holders for the First Out Note Holders and the Last Out Note Holders to be treated as separate classes of creditors.
Section 11.2    Post Petition Financing; Etc. In the event of the filing of any Insolvency Proceeding, including, without limitation, any case or proceeding of the type described in Sections 10.1(c) or 10.1(d) of this Agreement, by or against any Credit Party, until no Credit Exposure exists (other than Credit Exposure with respect to the Fourth Tranche US Last Out Term Notes):
(a)    if any such Credit Party or Credit Parties as debtor(s)-in-possession (or a trustee appointed on behalf of such Credit Party or Credit Parties) shall move for either approval of financing (“DIP Financing”) to be provided by the Agent or any of the Lenders (other than the Last Out Note Holders) (or to be provided by any other Person or group of Persons with the consent of the Agent) under Section 364 of the Bankruptcy Code or the use of cash collateral with the consent of the Agent and the Lenders (other than the Last Out Note Holders) under Section 363 of the Bankruptcy Code, then each Last Out Note Holder agrees as follows: (i) adequate notice to such Last Out Note Holder for such DIP Financing or use of cash collateral shall be deemed to have been given to the Last Out Note Holders if the Last Out Note Holders receive notice in advance of the hearing to approve such DIP Financing or use of cash collateral on an interim basis and at least 5 Business Days in advance of the hearing to approve such DIP Financing or use of cash collateral on a final basis, (ii) no Last Out Note Holder will request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing, and (iii) no Last Out Note Holder shall contest or oppose in any manner any adequate protection provided to the Agent and the Lenders (other than the Last Out Note Holders) as adequate protection of their interests

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in the Collateral, any DIP Financing or any cash collateral use and shall be deemed to have waived any objections to such adequate protection, DIP Financing or cash collateral use, including, without limitation, any objection alleging Credit Parties’ failure to provide “adequate protection” of the interests of the Last Out Note Holders in the Collateral; and
(b)    no Last Out Note Holder or any of its Affiliates shall (i) propose, move for approval of or make any DIP Financing, (ii) propose or, except as required by clause (ii)(x) of the last sentence of Section 13.6, vote (to the extent such vote is required to satisfy Section 1129(a)(10) of the Bankruptcy Code) in favor of any chapter 11 plan that seeks confirmation of a plan of reorganization that would “cram down” the class of claims held by the Lenders in respect of the Obligations (other than the Fourth Tranche US Last Out Term Notes) under Section 1129(b)(2)(A) of the Bankruptcy Code, or (iii) take any other action that would otherwise result or potentially result in any “cram down” of the Obligations (other than Fourth Tranche US Last Out Term Notes), any DIP Financing or any claims of the holders of the Obligations (other than the Fourth Tranche US Last Out Term Notes), in each case, unless the Agent and the Lenders then holding more than sixty-six and two-thirds percent (66 2/3%) of the aggregate Commitments then in effect plus the aggregate unpaid principal balance of the Notes then outstanding consent in writing and in advance to such action.
Section 11.3    Commencement of Insolvency Proceedings.  Notwithstanding any rights or remedies available to any Last Out Note Holder under any Transaction Document, applicable law or otherwise, prior to the Maturity Date (as the same may be extended) of the Fourth Tranche US Last Out Term Notes, no Last Out Note Holder shall commence an Insolvency Proceeding against any Borrower or any other Credit Party.
Section 11.4    Bankruptcy Sale.  No Last Out Note Holder shall object to or oppose a sale or other disposition of any Collateral free and clear of Liens or other claims under Section 363 of the Bankruptcy Code on any grounds that may be asserted by a holder of a Lien on such Collateral (and shall be deemed to have consented to such sale in its capacity as a secured creditor for the purposes of Section 363) if the Agent has consented to such sale or disposition of such Collateral, and no Last Out Note Holder shall request that it or any other Person be granted adequate protection of its Lien on such Collateral if the Agent has consented to such sale or disposition of such Collateral and so long as any Lien of the Agent on such Collateral attaches to the proceeds of such sale or disposition.
Section 11.5    Relief from Stay. No Last Out Note Holder shall (a) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral, without the prior written consent of Agent, or (b) oppose any request by Agent or any Lender (other than the Last Out Note Holders) to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral.
ARTICLE 12

AGENCY PROVISIONS

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Section 12.1    Appointment. Each of the Holders and Lenders hereby irrevocably designates and appoints Agent as the administrative agent and collateral agent of such Holder or such Lender (or the Holders or Lenders represented by it) under this Agreement and the other Transaction Documents for the term hereof (and Agent hereby accepts such appointment), and each such Holder and Lender irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or the other Transaction Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Transaction Documents or otherwise exist against the Agent. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders and Holders), and is hereby authorized, to (a) act as the disbursing and collecting agent for the Lenders and Holders with respect to all payments and collections arising in connection with the Transaction Documents (including in any proceeding described in Sections 10.1(c) or 10.1(d) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Transaction Document to any Lender or Holder is hereby authorized to make such payment to Agent, (b) file and prove claims and file other documents necessary or desirable to allow the claims of the Agent, Lenders and Holders with respect to any Obligation in any proceeding described in Sections 10.1(c) or 10.1(d) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Person), (c) act as collateral agent for itself and each Lender and Holder for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (d) manage, supervise and otherwise deal with the Collateral, (e) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Transaction Documents, (f) except as may be otherwise specified in any Transaction Document, exercise all remedies given to Agent, the Lenders and the Holders with respect to the Credit Parties and/or the Collateral, whether under the Transaction Documents, applicable Requirements or otherwise and (g) execute any amendment, consent or waiver under the Transaction Documents on behalf of any Lender or Holder that has consented in writing to such amendment, consent or waiver; provided, however, that Agent hereby appoints, authorizes and directs each Lender and Holder to act as collateral sub-agent for Agent, the Lenders and the Holders for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Credit Party with, and cash and Cash Equivalent Investments held by, such Lender or Holder, and may further authorize and direct the Lenders and the Holders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Agent, and each Lender and Holder hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. Sections 12.5 and 12.9 shall apply to any collateral sub-agent described in the proviso to the immediately preceding sentence and its Related Parties in connection with their respective actions and activities described therein. Any reference to the Agent in this Agreement or the other Transaction Documents shall be deemed to refer to the Agent solely in its capacity as Agent and not in its capacity, if any, as a Holder or a Lender. Under the Transaction Documents, Agent (a) is acting solely on behalf of the Agent,

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Lenders and Holders (except to the limited extent provided in Section 2.9 with respect to the Register), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Agent”, the terms “agent”, “Agent” and “collateral agent” and similar terms in any Transaction Document to refer to Agent, which terms are used for title purposes only, (b) is not assuming any obligation under any Transaction Document other than as expressly set forth therein or any role as agent (except as expressly set forth in this Agreement and the other Transaction Documents), fiduciary or trustee of or for any Lender, Holder or any other Person and (c) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Transaction Document, and each Lender and Holder, by accepting the benefits of the Transaction Documents, hereby waives and agrees not to assert any claim against Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (a) through (c) of this sentence.
Section 12.2    Binding Effect. Each Lender and Holder, by accepting the benefits of the Loan Documents, agrees that (a) any action taken by Agent (or, when expressly required hereby, all the Holders) in accordance with the provisions of the Transaction Documents, (b) any action taken by Agent in reliance upon the instructions of Required Lenders (or, when expressly required hereby, all the Holders) and (c) the exercise by Agent (or, when expressly required hereby, all the Holders) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders and Holders.
Section 12.3    Use of Discretion. Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (a) under any Transaction Document or (b) pursuant to instructions from all the Holders, when expressly required hereby. Notwithstanding the foregoing, Agent shall not be required to take, or to omit to take, any action (a) unless, upon demand, Agent receives an indemnification satisfactory to it from the Lenders and/or Holders (or, to the extent applicable and acceptable to Agent, any other Person) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against Agent or any of its Related Parties or (b) that is, in the opinion of Agent or its counsel, contrary to any Transaction Document or applicable Requirement. Notwithstanding anything to the contrary contained herein or in any other Transaction Document, the authority to enforce rights and remedies hereunder and under the other Transaction Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Agent in accordance with the Transaction Documents for the benefit of all the Lenders and the Holders; provided, that the foregoing shall not prohibit (a) Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Agent) hereunder and under the other Transaction Documents, (b) any Lender or Holder from exercising setoff rights in accordance with Section 13.17(a) or (c) any Lender or Holder from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any bankruptcy or other debtor relief law; and provided, further that if at any time there is no Person acting as Agent hereunder and under the other Transaction Documents, then (A) the Required Lenders shall have the rights otherwise ascribed to Agent pursuant to Article 10 and (B) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 13.17(a), any Lender or Holder may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

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Section 12.4    Delegation of Duties. The Agent may execute any of its respective duties under this Agreement or the other Transaction Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by the Agent with reasonable care.
Section 12.5    Exculpatory Provisions. Neither the Agent nor any of its Related Parties shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for actions occasioned by its or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Holders or Lenders for any recitals, statements, representations or warranties made by the Credit Parties or any of their Subsidiaries or any officer thereof contained in this Agreement, the other Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or the other Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document or for any failure of the Credit Parties or any of their Subsidiaries to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Holder or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or of any other Transaction Document, or to inspect the properties, books or records of the Credit Parties or any of their Subsidiaries.
Section 12.6    Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless the Agent shall have actual notice of any transferee. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Transaction Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby, all the Holders) as it deems appropriate, if any, or it shall first be indemnified to its satisfaction by the Holders and Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct (each as determined in a final, non-appealable judgment by a court of competent jurisdiction). The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Transaction Documents in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Holders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Holders and Lenders and all future Holders and Lenders. Without limiting the foregoing, Agent:
(a)    shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of any of its Related Parties selected with reasonable care (other than employees, officers and directors of Agent, when acting on behalf of Agent);

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(b)    shall not be responsible to any Lender, Holder or other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Transaction Document; and
(c)    makes no warranty or representation, and shall not be responsible, to any Lender, Holder or other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of any Credit Party or any Related Party of any Credit Party in connection with any Transaction Document or any transaction contemplated therein or any other document or information with respect to any Credit Party, whether or not transmitted or omitted to be transmitted by Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Agent in connection with the Transaction Documents;
and, for each of the items set forth in clauses (a) through (c) above, each Lender, Holder and Credit Party hereby waives and agrees not to assert (and Borrowers shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action it might have against Agent based thereon.
Section 12.7    Notices of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder or under any other Transaction Document unless it has received notice of such Event of Default in accordance with the terms hereof or thereof or notice from a Holder, a Lender or the Borrowers referring to this Agreement or the other Transaction Documents describing such Event of Default and stating that such notice is a “notice of default.” In the event that the Agent receives such a notice, it shall promptly give notice thereof to the Holders and Lenders. The Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Holders and Lenders, except to the extent that other provisions of this Agreement or the other Transaction Documents expressly require that any such action be taken or not be taken only with the consent and authorization or upon the request of all the Holders.
Section 12.8    Non Reliance on the Agent and Other Holders. Each of the Holders and Lenders expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys in fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Credit Parties or any of their Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Holder or Lender. Each of the Holders and Lenders represents that it has made and will continue to make, independently and without reliance upon the Agent or any other Holder or Lender, and based on such documents and information as it shall deem appropriate at the time, its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Holders and Lenders by the Agent hereunder or under the other Transaction Documents, the Agent shall not have any duty or responsibility to

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provide any Holder or Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Credit Parties or any of their Subsidiaries which may come into the possession of the Agent or any of its respective officers, directors, employees, agents, attorneys in fact, Subsidiaries or Affiliates.
Section 12.9    Indemnification. Each of the Holders and Lenders hereby agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to the respective amounts of their Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Transaction Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Holder or Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they result from the Agent’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. The agreements in this Section 12.9 shall survive the payment of the Notes and all other amounts payable hereunder and the termination of this Agreement and the other Transaction Documents.
Section 12.10    The Agent in Its Individual Capacity. The Agent and its Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties or any of their Subsidiaries as though the Agent were not an Agent hereunder. With respect to any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Transaction Documents as any Holder or Lender and may exercise the same as though it were not an Agent, and the terms “Holders” and “Lenders” shall include the Agent in its individual capacity.
Section 12.11    Resignation or Removal of the Agent; Successor Agent. The Agent may resign as Agent at any time by giving thirty (30) days advance notice thereof to the Holders and Lenders and the Borrowers and, thereafter, the retiring Agent shall be discharged from its duties and obligations hereunder. If the Agent becomes subject to an insolvency proceeding under Bankruptcy Law that is not dismissed within sixty (60) days after commencement thereof or ceases to operate its business as a going concern, the Required Lenders (determined solely for purposes of this sentence without taking into account any Lenders or Holders that are Affiliates of Agent) may, upon 20 days’ prior written notice, remove the Agent and, thereafter, the removed Agent shall be discharged from its duties and obligations hereunder. Upon any such resignation or removal, the Required Lenders (determined, solely in the case of the removal of Agent in accordance with the immediately preceding sentence, without taking into account any Lenders or Holders that are Affiliates of Agent) shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, then the Agent may, on behalf of the Holders and Lenders, appoint a successor Agent reasonably acceptable to the Borrowers (so long as no Event of Default has occurred and is continuing) and, in the case of a removal of Agent, reasonably

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acceptable to Required Lenders (determined solely for purposes of this sentence without taking into account any Lenders or Holders that are Affiliates of Agent). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed Agent, as applicable. After any retiring Agent’s resignation hereunder as Agent or any removed Agent’s removal hereunder as Agent, as the case maybe, the provisions of this Section 12.11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. If no successor has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent’s notice of resignation or a removed Agent’s receipt of a notice of removal, as applicable, the retiring Agent’s resignation or the removed Agent’s removal, as the case may be, shall nevertheless thereupon become effective and the Required Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, the resignation of the Agent may, at the election of the Agent upon prior written notice thereof to the Last Out Note Holders and the Borrower Representative, be effective immediately upon the date that no Credit Exposure exists (other than Credit Exposure with respect to the Fourth Tranche US Last Out Term Notes). Upon receipt of any such notice of resignation under the immediately preceding sentence, Last Out Note Holders holding greater than fifty percent (50%) of the outstanding principal balance of the Fourth Tranche US Last Out Term Notes shall have the right to appoint a successor Agent. From and following the effectiveness of such notice, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and (ii) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time as Last Out Note Holders holding greater than fifty percent (50%) of the outstanding principal balance of the Fourth Tranche US Last Out Term Notes appoint a successor Agent as provided for above in this Section 12.11.
Section 12.12    Reimbursement by Holders and Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under Section 13.1 or Section 13.12 to be paid by it to the Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Holder and Lender severally agrees to pay to the Agent (or any such sub agent) or such Related Party, as the case may be, such Holder’s or Lender’s applicable percentage thereof (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent) in connection with such capacity. For the purposes of this Section 12.12, the “applicable percentage” of a Holder or a Lender shall be the percentage of the total aggregate principal amount of the Notes represented by the Notes held by such Holder or Lender at such time.
Section 12.13    Withholding. To the extent required by any Requirement, Agent may withhold from any payment to any Lender or Holder under a Transaction Document an amount equal to any applicable withholding Tax (including withholding Taxes imposed under Chapters 3 and 4 of Subtitle A of the Code). If the IRS or any other Governmental Authority asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender or

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Holder (because the appropriate certification form was not delivered, was not properly executed, or fails to establish an exemption from, or reduction of, withholding tax with respect to a particular type of payment, or because such Lender or Holder failed to notify Agent or any other Person of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, failed to maintain a Participant Register or for any other reason), or Agent reasonably determines that it was required to withhold taxes from a prior payment but failed to do so, such Lender or Holder shall promptly indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and together with all expenses incurred by Agent, including legal expenses, allocated internal costs and out-of-pocket expenses. Agent may offset against any payment to any Lender or Holder under a Transaction Document, any applicable withholding tax that was required to be withheld from any prior payment to such Lender or Holder but which was not so withheld, as well as any other amounts for which Agent is entitled to indemnification from such Lender or Holder under this Section 12.13.
Section 12.14    Release of Collateral or Guarantors. Each Lender and Holder hereby consents to the release and hereby directs Agent to release (or, in the case of clause (b)(ii) below, release or subordinate) the following:
(a)    any Subsidiary of a Borrower (other than a Subsidiary that is itself a Borrower) from its guaranty of any Obligation if all of the Equity Interests of such Subsidiary owned by any Credit Party are sold or transferred in a transaction permitted under the Transaction Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guaranty any Obligations; and
(b)    any Lien held by Agent for the benefit of the Lenders and Holders against (i) any Collateral that is sold, transferred, conveyed or otherwise disposed of by a Credit Party in a transaction permitted by the Transaction Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to this Agreement after giving effect to such transaction have been granted, (ii) any property subject to a Lien permitted hereunder in reliance upon clause (xiii) of the definition of Permitted Liens and (iii) all of the Collateral and all Credit Parties, upon (A) indefeasible payment in full in cash of the Obligations (other than any indemnity obligations of any Credit Party under the Transaction Documents that are not then due and payable or for which any events or claims that would give rise thereto are not then pending) under the Transaction Documents and termination of the Transaction Documents (including all commitments (if any) to lend hereunder and (B) to the extent requested by Agent, receipt by Agent and the Lenders and Holders of liability releases from the Credit Parties each in form and substance acceptable to Agent.
ARTICLE 13

MISCELLANEOUS
Section 13.1    Payment of Expenses. The Credit Parties shall reimburse the Agent, the Lenders and the Holders on demand for all reasonable costs and expenses, including, without limitation, legal expenses and reasonable attorneys’ fees (whether for internal or outside counsel),

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incurred by the Agent, the Lenders and the Holders in connection with (i) the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, this Agreement and any other Transaction Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, and any other transactions between the Credit Parties and the Agent, the Lenders and the Holders, including, without limitation, UCC and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review (including due diligence review) costs; provided, that the aggregate amount of such cost and expenses which shall be required to be reimbursed under this Agreement and the other Transaction Documents with regard to all matters through and including the Second Restatement Closing Date shall not exceed $100,000; (ii) the collection, protection or enforcement of any rights in or to the Collateral; (iii) the collection of any Obligations; (iv) the administration and enforcement of Agent’s, any Lender’s and any Holder’s rights under this Agreement or any other Transaction Document (including, without limitation, any costs and expenses of any third party provider engaged by Agent, the Lenders or the Holders for such purposes, and any costs and expenses incurred in connection with the forbearance of any of the rights and remedies of the Agent, the Lenders and any Holders hereunder); (v) any refinancing or restructuring of the Notes whether in the nature of a “work‑out,” in any insolvency or bankruptcy proceeding or otherwise, and whether or not consummated; (vi) the assignment, transfer or syndication of the Notes; and (vii) any liability for any Non-Excluded Taxes, if any, including any interest and penalties, and any finder’s or brokerage fees, commissions and expenses (other than any fees, commissions or expenses of finders or brokers engaged by the Agent, the Lenders and/or the Holders), that may be payable in connection with the purchase of the Notes contemplated by this Agreement and the other Transaction Documents. The Credit Parties shall also pay all normal service charges with respect to all accounts maintained by the Credit Parties with the Lenders and/or the Holders and any additional services requested by the Credit Parties from the Lenders and/or the Holders. All such costs, expenses and charges shall constitute Obligations hereunder, shall be payable by the Credit Parties to the applicable Lenders or Holders on demand, and, until paid, shall bear interest at the highest rate then applicable to the Notes hereunder. Without limiting the foregoing, if (a) any Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or any Holder or Lender otherwise takes action to collect amounts due under such Note or to enforce the provisions of this Agreement or such Note or (b) there occurs any bankruptcy, reorganization, receivership of any Credit Party or other proceedings affecting creditors’ rights and involving a claim under this Agreement or such Note, then the Credit Parties shall pay the costs incurred by such Holder or such Lender for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys’ fees and disbursements (including such fees and disbursements related to seeking relief from any stay, automatic or otherwise, in effect under any Bankruptcy Law).
Section 13.2    Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the

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application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.
Section 13.3    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.
Section 13.4    Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
Section 13.5    Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
Section 13.6    Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Agent, the Holders, the Lenders, the Credit Parties, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the Credit Parties or the Agent, any Holder or any Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement, the Securities or any of the other Transaction Documents may be amended or waived other than by an instrument in writing signed by the Credit Parties and the Agent (provided, that no amendment or waiver hereof shall (a) increase or extend any Commitment of a Lender, (b) extend the Maturity Date of any Note or postpone or delay any date fixed for the scheduled payment of principal or any payment of interest, fees or other amounts (other than principal) due to the Lenders

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(or any of them) (it being agreed that, for purposes of clarification, mandatory redemptions pursuant to Section 2.3(b) may be postponed, delayed, reduced, waived or modified in accordance with Section 2.3(d) or otherwise with the consent of the Agent), (c) decrease the amount or rate of interest (it being agreed that waiver of the Default Rate shall only require the consent of the Agent), premium, principal or other amounts payable hereunder or under any Note or forgive or waive any such payment (it being agreed that mandatory redemptions pursuant to Section 2.3(b) may be postponed, delayed, reduced, waived or modified in accordance with Section 2.3(d) or otherwise with the consent of the Agent), (d) change Section 2.1(f) or 10.5(b) or any other provision of this Agreement that specifies the priority of payment among the Notes, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which shall be required for the Lenders or any of them to take any action hereunder or, subject to the terms of this Agreement, change the definition of Required Lenders or the definition of Required US Term Note Lenders, (f) discharge any Credit Party from its respective payment Obligations under the Transaction Documents, or release all or substantially all of the Collateral, except as otherwise may be provided in this Agreement or the other Transaction Documents, (g) modify this Section 13.6 or (h) disproportionately and adversely affect any Lender or Holder as compared to other Lenders or Holders, in each case, without the consent of all Lenders and Holders directly affected thereby (which consent may be in the form of an email to Agent); provided, further, that no amendment or waiver hereof shall waive or agree to forbear with respect to any Event of Default arising under Section 10.1(a) (solely with respect to a failure to pay principal or interest), Section 10.1(b) or Section 10.1(f) (solely with respect to a breach of Section 8.1) without the consent of each Lender and Holder directly affected thereby that holds, individually, an aggregate principal amount of US Term Note Commitments and outstanding US Term Notes of $20,000,000 or more (which consent may be in the form of an email to Agent)), and any amendment or waiver to this Agreement made in conformity with the provisions of this Section 13.6 shall be binding on all Lenders and all Holders, as applicable. None of the Credit Parties has, directly or indirectly, made any agreements with the Agent, any Lenders or any Holders relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, each of the Credit Parties confirms that, except as set forth in this Agreement, none of Agent, any Lender or any Holder has made any commitment or promise or has any other obligation to provide any financing to the Credit Parties or otherwise. Whether or not it is held that the foregoing provisions are enforceable in any Insolvency Proceeding pertaining to any Borrower or any other Credit Party, (i) no Last Out Note Holder shall assert any claim, motion, objection or argument in respect of Fourth Tranche US Last Out Term Notes that could otherwise be asserted or raised in any Insolvency Proceeding by a Lender or Holder, except to the extent such Person is not being treated ratably with all other Last Out Note Holders and (ii) in connection with the voting of any plan in any such proceeding, (x) if Lenders (that are not Last Out Note Holders) holding greater than sixty-six and two-thirds percent (66 2/3%) in amount and at least fifty percent (50%) in number of the claims of such Lenders (that are not Last Out Note Holders) vote in favor of a plan, each Last Out Note Holder shall vote its claim in respect of Fourth Tranche US Last Out Term Notes in favor of such plan and (y) no Last Out Note Holder shall vote its claim in respect of Fourth Tranche US Last Out Term Notes in favor of any plan that is not supported by those Lenders (that are not Last Out Note Holders) holding greater than sixty-six and two-thirds percent (66 2/3%)

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in amount and at least fifty percent (50%) in number of the claims of such Lenders (that are not Last Out Note Holders).
Section 13.7    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided, confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or e-mail (provided, confirmation of receipt is verified by return email from the receiver or by other written means); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:
If to any of the Credit Parties:

        c/o Elevate Credit, Inc.
4150 International Plaza, Suite 400
Fort Worth, Texas 76109
USA
Attention:    Chief Executive Officer
Facsimile:    817-546-2700
E-Mail:    krees@elevate.com

with a copy (for informational purposes only) to:

        Coblentz Patch Duffy & Bass LLP
One Montgomery Street, Suite 3000
San Francisco, California 94104
USA
Telephone:    (415) 391-4800
Facsimile:    (415) 989-1663
Attention:    Paul J. Tauber, Esq.
E-Mail:    pjt@cpdb.com

and a copy (for informational purposes only) to:

Walker Morris LLP
Kings Court, 12 King Street, Leeds, LS1 2HL
Telephone:     +44 (0)113 283 2504
Attention:    Michael Taylor, Partner
E-Mail:    michael.taylor@walkermorris.co.uk

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If to the Agent:

Victory Park Management, LLC
150 N. Riverside Plaza, Suite 5200
Chicago, Illinois 60606
USA
Telephone:     (312) 705-2786
Facsimile:    (312) 701-0794
Attention:     Scott R. Zemnick, General Counsel
E-mail:        szemnick@vpcadvisors.com
with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
USA
Telephone:    (312) 902-5297 and (312) 902-5495
Facsimile:    (312) 577-8964 and (312) 577-8854
Attention:    Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.
E-mail:        mg@kattenlaw.com and scott.lyons@kattenlaw.com

If to a Lender, to its address, facsimile number and e-mail address set forth on the Schedule of Lenders, with copies to such Lender’s representatives as set forth on the Schedule of Lenders,
If to a Holder (that is not also a Lender), to the address, facsimile number and e-mail address as such Holder has specified by written notice given to each other party at the time such Holder has become a Holder hereunder, or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clauses (i), (ii) or (iii) above, respectively.

Section 13.8
Successors and Assigns; Participants. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including any purchasers of the Notes or the Conversion Shares.  None of the Credit Parties shall assign this Agreement or any rights or obligations hereunder without the prior written consent of Agent, including by way of a Change of Control.  Subject to the provisions of Section 2.7, 2.8 and 2.9 hereof, a Lender or Holder may assign some or all of its rights and obligations hereunder in connection with the transfer of any of its Notes or Conversion Shares to any Person (an “Assignee”), with the prior written consent of the Agent and, so long as no Event of Default exists, the Borrower Representative (which consent of the Borrower Representative shall not be unreasonably withheld, conditioned

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or delayed and neither of which consents shall be required for an assignment by (i) a Lender to an Assignee that is (A) another Lender or Holder or (B) an Affiliate of such assigning Lender or (ii) a Holder to an Assignee that is (A) another Holder or Lender or (B) an Affiliate of such assigning Holder); provided, however, that (a) the Borrower Representative shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within ten (10) Business Days after having received notice thereof, (b) for purposes of clarification, the Borrower Representative hereby consents to any such assignment (including, without limitation, a Principal Only Assignment (as defined below)) to each of (i) Raven Capital Management, LLC, (ii) Hudson Cove Capital Management LLC, (iii) BasePoint Capital and/or (iv) their respective Affiliates, (c) anything herein to the contrary notwithstanding, the UK Term Notes may not be offered, sold or delivered, directly or indirectly, within the United Kingdom or to, or for the account or benefit of a Person within the United Kingdom and no transfer of UK Term Notes made in breach of this restriction will be registered by the UK Borrower and (d) no Notes or Commitments may be offered, assigned, sold or delivered by a Lender or Holder that is not an Affiliate of Agent to any Person (other than to (x) an Affiliate of such Lender or Holder or (y) to a Lender or Holder that is an Affiliate of Agent) without first offering to Agent and Agent’s designees an opportunity to purchase such Notes and/or Commitments at their fair market value (such fair market value to be reasonably determined by such transferring Lender or Holder and Agent, provided, that if such transferring Lender or Holder obtains a bona fide offer from a third party that is a permitted Assignee for such Notes and/or Commitments and such Lender or Holder is prepared to accept such offer, the fair market value shall be the price offered by such third party for such Notes and/or Commitments).  Each such permitted Assignee shall be deemed to be the Lender (or, as provided below, a Holder) hereunder with respect to such assigned rights and obligations, and the Credit Parties shall ensure that such transferee is registered as a Holder and that any Liens on the Collateral shall be for the benefit of such Holder (as well as the other Holders of Notes). Notwithstanding anything in this Agreement to the contrary, Agent may from time to time update the Schedule of Lenders attached hereto to reflect any assignments made pursuant to this Section 13.8.  For purposes of clarification, a Lender may assign all or a portion of such Lender’s outstanding Notes (and its corresponding rights and obligations hereunder in connection therewith) with or without an assignment of all or a portion of such Lender’s portion of the applicable Commitments.  Any Assignee of all or a portion of a Lender’s outstanding Notes (and its corresponding rights and obligations hereunder in connection therewith) who shall not have also been assigned all or a portion of such Lender’s Commitment(s) (such assignment, a “Principal Only Assignment”), shall be deemed a “Holder” and not a “Lender” hereunder, and all or such portion of the Notes held by such Lender that shall have been assigned to such Holder pursuant to the Principal Only Assignment shall be evidenced by and entitled to the benefits of this Agreement and, if requested by such Holder, a Note payable to such Holder in an amount equal to the principal amount of outstanding Notes as shall have been assigned to such Holder pursuant to such Principal Only Assignment. For the avoidance of doubt, any Assignee of a Principal Only Assignment shall have no obligation to fund or advance any draws under this Agreement or any Note.  For purposes of determining whether the Borrowers have reached the

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Maximum US Term Note Commitment, Maximum UK Term Note Commitment, and/or Maximum Fourth Tranche US Last Out Term Note Commitment hereunder, any principal amount of Notes outstanding with respect to a Principal Only Assignment shall be included in such determination.  In connection with any permitted assignment by a Holder of some or all of its rights and obligations hereunder, upon the request of such Holder, the Borrowers shall cause to be delivered to the Assignee thereof either (i) a letter from Outside Legal Counsel indicating that it may rely upon the opinion letter delivered by it pursuant to Section 5.1(f)(i) or (ii) an opinion from other legal counsel reasonably acceptable to the Assignee to the effect of such opinion letter, in either case dated on or before the effective date of such assignment. Notwithstanding anything in the Transaction Documents to the contrary, (i) no lender to or funding or financing source of a Lender, a Holder or any of their Affiliates shall have any obligation to purchase Notes, (ii) there shall be no limitation or restriction or consent right on a Lender's or Holder’s ability to assign or otherwise transfer any Transaction Document, Note or Obligation to an Affiliate or lender or funding or financing source, and (iii) there shall be no limitation or restriction or consent rights on such Affiliates’ or lenders’ or financing or funding sources’ ability to assign or otherwise transfer any Transaction Document, Note or Obligation (or any of its rights thereunder or interest therein). In addition to the other rights provided in this Section 13.8, each Lender may, without notice to or consent from Agent or the Borrower Representative, sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Transaction Documents (including all its rights and obligations with respect to the Notes); provided, however, that, whether as a result of any term of any Transaction Document or of such participation, (i) no such participant shall have a commitment, or be deemed to have made an offer to commit, to fund draws under the Notes hereunder, and, except as provided in the applicable participation agreement, none shall be liable for any obligation of such Lender hereunder, (ii) such Lender’s rights and obligations, and the rights and obligations of the Credit Parties and the Agent and other Lenders towards such Lender, under any Transaction Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the applicable Obligations in the Register, except that each such participant shall be entitled to the benefit of Section 2.6; provided, however, that in no case shall a participant have the right to enforce any of the terms of any Transaction Document, and (iii) the consent of such participant shall not be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Transaction Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Transaction Documents (including the right to enforce or direct enforcement of the Obligations). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Notes or other obligations under the Transaction Documents (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Transaction

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Document) to any Person other than Agent except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations promulgated thereunder. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent shall have no responsibility for maintaining a Participant Register.
Section 13.9    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
Section 13.10    Survival. The representations, warranties, agreements and covenants of the Credit Parties and the Lenders contained in the Transaction Documents shall survive the Fifth Restatement Closing. Each Lender and each Holder shall be responsible only for its own agreements and covenants hereunder.
Section 13.11    Further Assurances. Each Credit Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
Section 13.12    Indemnification. In consideration of the Agent’s and each Lender’s execution and delivery of the Transaction Documents and acquisition of the Securities hereunder and in addition to all of the Credit Parties’ other obligations under the Transaction Documents, subject to the 956 Limitations, the Credit Parties shall jointly and severally defend, protect, indemnify and hold harmless the Agent, each Lender, each other Holder, each of their respective Affiliates and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by any Credit Party in this Agreement, any other Transaction Documents, any Bank Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of any Credit Party contained in this Agreement, any other Transaction Documents, any Bank Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) the present or former status of any Credit Party as a U.S. real property holding corporation for federal income tax purposes within the meaning of Section

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897 of the Internal Revenue Code of 1986, as amended, if applicable, (d) the Program and the Requirements and transactions otherwise contemplated by or further described in the Transaction Documents or any Bank Transaction Documents, including, without limitation, as a result of any litigation or administrative proceeding before any court or governmental or administrative body presently pending or threatened against any Indemnitee as a result of or arising from the foregoing, (e) the imposition of any Non-Excluded Taxes imposed on amounts payable under the Transaction Documents paid by such Indemnitee and any liabilities arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes were correctly or legally asserted, (f) any improper use or disclosure or unlawful use or disclosure of Customer Information by a Credit Party or (g) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of any Credit Party) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Documents, any Bank Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Securities, or (iii) the status of such Lender or Holder as a lender to the Borrowers pursuant to the transactions contemplated by the Transaction Documents or any Bank Transaction Documents. To the extent that the foregoing undertakings by the Credit Parties may be unenforceable for any reason, the Credit Parties shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. No Credit Party shall assert, and each waives, any claim against the Indemnitees on any theory of liability for special, indirect, consequential or punitive damages arising out of, in connection with or as a result of, this Agreement of any of the other Transaction Documents or the transactions contemplated hereby or thereby. The agreements in this Section 13.12 shall survive the payment of the Obligations and the termination of the Commitments, this Agreement and the other Transaction Documents and the Bank Transaction Documents.
Section 13.13    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
Section 13.14    Waiver. No failure or delay on the part of the Agent, any Holder or any Lender in the exercise of any power, right or privilege hereunder or any of the other Transaction Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
Section 13.15    Payment Set Aside. To the extent that any of the Credit Parties makes a payment or payments to the Agent, the Holders or the Lenders hereunder or pursuant to any of the other Transaction Documents or the Agent, the Holders or the Lenders enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to any of the Credit Parties, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended

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to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
Section 13.16    Independent Nature of the Lenders’ and the Holders’ Obligations and Rights. The obligations of each Lender and each Holder under any Transaction Document are several and not joint with the obligations of any other Lender or Holder, and no Lender or Holder shall be responsible in any way for the performance of the obligations of any other Lender or Holder under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Agent, any Lender or Holder pursuant hereto or thereto, shall be deemed to constitute the Agent, the Lenders and/or the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Agent, the Holders and/or the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and each of the Credit Parties acknowledges that the Agent, the Lenders and the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Lender and each Holder confirms that it has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Lender and each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Lender or Holder to be joined as an additional party in any proceeding for such purpose.
Section 13.17    Set-off; Sharing of Payments.
(a)    Each of Agent, each Lender, each Holder and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without notice or demand (each of which is hereby waived by each Credit Party), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Requirements, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Indebtedness, claims or other obligations at any time owing by Agent, such Lender, such Holder or any of their respective Affiliates to or for the credit or the account of any Borrower or any other Credit Party against any Obligation of any Credit Party now or hereafter existing, whether or not any demand was made under any Transaction Document with respect to such Obligation and even though such Obligation may be unmatured. No Lender or Holder shall exercise any such right of setoff without the prior consent of Agent. Each of Agent, each Lender and each Holder agrees promptly to notify the Borrower Representative and Agent after any such setoff and application made by such Lender, Holder or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 13.7(a) are in addition to any other rights and remedies (including other rights of setoff) that Agent, the Lenders, the Holders or their Affiliates, may have.
(b)    If any Lender or Holder, directly or through an Affiliate or branch office thereof, obtains any payment of any Obligation of any Credit Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) other than pursuant to Sections 2.6 or 13.8 and such

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payment exceeds the amount such Lender or Holder would have been entitled to receive if all payments had gone to, and been distributed by, Agent in accordance with the provisions of the Transaction Documents, such Lender or Holder shall purchase for cash from other Lenders or Holders such participations in their Obligations as necessary for such Lender or Holder to share such excess payment with such Lenders or Holders to ensure such payment is applied as though it had been received by Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of the Borrower Representative, applied to repay the Obligations in accordance herewith); provided, however, that (i) if such payment is rescinded or otherwise recovered from such Lender or Holder in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender or Holder without interest and (ii) such Lender or Holder shall, to the fullest extent permitted by applicable Requirements, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender or Holder were the direct creditor of the applicable Credit Party in the amount of such participation.
Section 13.18    Reserved.
Section 13.19    Reaffirmation. Anything contained herein to the contrary notwithstanding, this Agreement is not intended to and shall not serve to effect a novation of the “Obligations” (as defined in the Fourth Amended and Restated Financing Agreement). Instead, it is the express intention of the parties hereto to reaffirm the indebtedness, obligations and liabilities created under the Original Financing Agreement (as defined in the Second Amended and Restated Financing Agreement), the Second Amended and Restated Financing Agreement, the Third Amended and Restated Financing Agreement, the Fourth Amended and Restated Financing Agreement and the Notes, which are evidenced by the Notes and secured by the Collateral. Each Credit Party acknowledges, ratifies, reaffirms and confirms that the Liens and security interests granted pursuant to the Security Documents secure the indebtedness, liabilities and obligations of the Credit Parties to the Agent, the Lenders and Holders under the Notes, the Original Financing Agreement (as defined in the Second Amended and Restated Financing Agreement), the Second Amended and Restated Financing Agreement, the Third Amended and Restated Financing Agreement and the Fourth Amended and Restated Financing Agreement, as amended and restated pursuant to the Notes and this Agreement, respectively (except that the grants of security interests, mortgages and Liens under and pursuant to the Security Documents (including previous grants of security interests, mortgages and Liens under and pursuant to the Security Documents as defined in the Original Financing Agreement (as defined in the Second Amended and Restated Financing Agreement), the Second Amended and Restated Financing Agreement, Third Amended and Restated Financing Agreement or the Fourth Amended and Restated Financing Agreement) shall continue unaltered, and each other Transaction Document (including (a) any Notes previously issued and outstanding prior to the date hereof and (b) the Transactions Documents as such term is defined in the Original Financing Agreement (as defined in the Second Amended and Restated Financing Agreement), the Second Amended and Restated Financing Agreement, the Third Amended and Restated Financing Agreement or the Fourth Amended and Restated Financing Agreement) shall continue in full force and effect in accordance with its terms unless otherwise amended by the parties thereto, and the parties hereto hereby acknowledge, ratify, reaffirm and confirm the terms thereof as being in full force and effect and unaltered by this Agreement), that the term “Obligations” as used in the

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Transaction Documents (including the Transactions Documents as such term is defined in the Original Financing Agreement (as defined in the Second Amended and Restated Financing Agreement), the Second Amended and Restated Financing Agreement, the Third Amended and Restated Financing Agreement or the Fourth Amended and Restated Financing Agreement) (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Credit Parties to the Agent and the Lenders and Holders) includes the indebtedness, liabilities and obligations of the Credit Parties under this Agreement and the Notes delivered or reaffirmed hereunder, and under the Notes, the Original Financing Agreement (as defined in the Second Amended and Restated Financing Agreement), the Second Amended and Restated Financing Agreement, the Third Amended and Restated Financing Agreement and the Fourth Amended and Restated Financing Agreement, as amended and restated pursuant to the Notes and this Agreement, respectively, as the same further may be amended, modified, supplemented and/or restated from time to time and the parties hereto hereby acknowledge, ratify, reaffirm and confirm that all of such security interests, mortgages and Liens are intended and shall be deemed and construed to secure to the fullest extent set forth therein all now existing and hereafter arising Obligations under and as defined in this Agreement, as hereafter amended, modified, supplemented and/or restated from time to time. The Transaction Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Section 13.19. Each reference to the “Financing Agreement” or the “Notes” in any Transaction Document shall mean and be a reference to this Agreement and the Notes issued or reaffirmed hereunder, respectively (as each may be further amended, restated, supplemented or otherwise modified from time to time). Cross-references in the Transaction Documents to particular section numbers in the Original Financing Agreement (as defined in the Second Amended and Restated Financing Agreement), the Second Amended and Restated Financing Agreement, the Third Amended and Restated Financing Agreement or the Fourth Amended and Restated Financing Agreement, as applicable, shall be deemed to be cross-references to the corresponding sections, as applicable, of this Agreement.
Section 13.20    Release of Agent and Lenders. Notwithstanding any other provision of this Agreement or any other Transaction Document, each Credit Party voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself, its managers, members, directors, officers, employees, stockholders, Affiliates, agents, representatives, auditors, attorneys, successors and assigns, fiduciaries, principals, investment managers, investors and their respective Affiliates (collectively, the “Releasing Parties”), hereby fully and completely releases and forever discharges Agent, each Lender, each Holder, their respective successors and assigns and their respective directors, officers, agents, employees, advisors, shareholders, attorneys and Affiliates and any other Person or insurer which may be responsible or liable for the acts or omissions of any of them, or who may be liable for the injury or damage resulting therefrom (collectively, the “Released Parties”), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, matured or unmatured, vested or contingent, that any of the Releasing Parties has against any of the Released Parties as of the date hereof. Each Credit Party acknowledges the foregoing release is a material inducement to Agent, each Lender’s and each Holder's decision to extend to

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Borrowers the financial accommodations hereunder and has been relied upon by the Agent, each Holder and each Lender in agreeing to purchase the Notes.
Section 13.21    Buy-Out Option. Each Last Out Note Holder hereby agrees that:
(a)    at any time on or after the date that the Agent shall have voted in favor of any waiver, amendment, consent, request or election relating to this Agreement or any other Transaction Document that requires the affirmative vote of each of the Last Out Note Holders under Section 13.6 of this Agreement, which affirmative vote of each of the Last Out Note Holders shall not have been received (the “Holdout Buy-Out”) (the Last Out Note Holders (who failed to provide such vote) whose interest in the Fourth Tranche US Last Out Term Notes that the First Out Note Holders elect to purchase in connection with the Holdout Buy-Out, each a “Holdout Last Out Note Holder” and collectively, the “Holdout Last Out Note Holders”), then any of the First Out Note Holders (each, a “Committed First Out Note Holder” and collectively, the “Committed First Out Note Holders”) shall have the right by giving a written notice (a “First Out Committed Buy-Out Notice”; it being understood that the First Out Note Holders shall have no obligation to send a First Out Committed Buy-Out Notice) to the Last Out Note Holders to acquire (ratably in proportion to their respective pro rata shares of the First Out Notes or as shall otherwise be determined by the Agent) on or before the date that is 10 Business Days after the date of the Last Out Note Holders’ receipt of such First Out Committed Buy-Out Notice, from the Last Out Note Holders of the right, title, and interest of the Last Out Note Holders (or, with respect to the Holdout Buy-Out, of the Holdout Last Out Note Holders only) in and to the Fourth Tranche US Last Out Term Notes; provided, however, that if any First Out Note Holder elects not to participate in the buy-out contemplated by this Section 13.21, any other First Out Note Holder (or such other Person(s) designated by the Agent) may purchase the ratable portion of the Fourth Tranche US Last Out Term Notes that such declining First Out Note Holder otherwise would have been entitled to purchase.
(b)    Upon the receipt by the Last Out Note Holders of the First Out Committed Buy-Out Notice, the Committed First Out Note Holders that have elected to participate in the buy-out contemplated in this Section 13.21 shall irrevocably be committed to acquire from the Last Out Note Holders (or, with respect to the Holdout Buy-Out, from the Holdout Last Out Note Holders only) on the date specified by the First Out Note Holders in the First Out Committed Buy-Out Notice (which date shall be within 10 Business Days after receipt by the Last Out Note Holders of the First Out Committed Buy-Out Notice) all (but not less than all) of the right, title, and interest of the Last Out Note Holders (or, with respect to the Holdout Buy-Out, from the Holdout Last Out Note Holders only) in and to the Fourth Tranche US Last Out Notes by paying to the Last Out Note Holders (or, with respect to the Holdout Buy-Out, the applicable Holdout Last Out Note Holder only), in cash a purchase price (the “First Out Purchase Price”) equal to the sum of:
(i)    100% of the outstanding balance with respect to the Fourth Tranche US Last Out Term Notes (or, with respect to the Holdout Buy-Out, 100% of the Holdout Last Out Note Holders’ pro rata share of the outstanding balance with respect to Fourth Tranche US Last Out Term Notes), including, without limitation, principal, interest accrued and unpaid thereon, and any unpaid fees, to the extent earned or due and payable in accordance with the Transaction Documents, and

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(ii)    all expenses to the extent owing to the Last Out Note Holders (or, with respect to the Holdout Buy-Out, to the Holdout Last Out Note Holders only) in accordance with the Transaction Documents;
whereupon the Last Out Note Holders (or, with respect to the Holdout Buy-Out, the Holdout Last Out Note Holders) shall assign to the Committed First Out Note Holders who have elected to participate in the buy-out contemplated by this Section 13.21, without any representation, recourse, or warranty whatsoever (except that each Last Out Note Holder (or, with respect to the Holdout Buy-Out, each Holdout Last Out Note Holder) shall warrant to the Committed First Out Note Holders that (A) the amount quoted by such Last Out Note Holder or such Holdout Last Out Note Holder (as the case may be) as its portion of the First Out Purchase Price represents the amount shown as owing with respect to the claims transferred as reflected on its books and records, (B) it owns, or has the right to transfer to the Committed First Out Note Holders, the rights being transferred, (C) the assets being transferred will be free and clear of Liens, and (D) no approval of any Governmental Authority is required for the sale or transfer of the Fourth Tranche US Last Out Term Notes), its right, title, and interest with respect to the Fourth Tranche US Last Out Term Notes.
(c)    The assignment by the Last Out Note Holders (or, with respect to the Holdout Buy-Out, the Holdout Last Out Note Holders) of their right, title, and interest with respect to the Fourth Tranche US Last Out Term Notes shall be at no expense to the First Out Note Holders. In connection with such assignment, the applicable Last Out Note Holders (or, with respect to the Holdout Buy-Out, the Holdout Last Out Note Holders) shall deliver to the First Out Note Holders their original Fourth Tranche US Last Out Term Notes and shall execute such other customary documents, instruments, and agreements reasonably necessary to effect such assignment, whereupon the Last Out Note Holders (or, with respect to the Holdout Buy-Out, the Holdout Last Out Note Holders) shall be relieved from any further duties, obligations, or liabilities to the First Out Note Holders pursuant to this Agreement.
(d)    Anything in this Agreement to the contrary notwithstanding, each First Out Note Holder and each Last Out Note Holder hereby agree that the Committed First Out Note Holders may (i) subject to the terms of this Agreement, assign and delegate to any assignee any of the rights and obligations acquired by the First Out Note Holders as a result of the exercise of their rights pursuant to this Section 13.21 and (ii) offer the right to each other First Out Note Holder to participate in such purchase by the First Out Note Holders pursuant to this Section 13.21 in proportion to their respective pro rata shares of the First Out Notes.
Section 13.22    Replacement of Lenders and Holders. If any Lender or Holder (other than a Lender or Holder that is an Affiliate of Agent) fails to approve any consent, waiver, amendment or other modification to any Transaction Document that (a) requires the approval of all or all directly affected Lenders and/or Holders, as applicable and (b) has been approved by the Required Lenders (or Agent on behalf of Required Lenders), the Borrower Representative (with notice to Agent) or Agent may, at its option, upon notice to such Lender or Holder and, solely to the extent requested by such Lender or Holder, delivery to such Lender or Holder of copies of Borrowers’ and Agent’s executed signature page to such consent, waiver, amendment or modification (or, to the extent Required Lenders are directly executing such consent, waiver, amendment or modification, copies

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of Required Lenders’ executed signature pages to such consent, waiver, amendment or modification), require such Lender or Holder (at its sole expense) to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consent required by, Section 13.8), all of its interests, rights and obligations under this Agreement and the other Transaction Documents (including, without limitation, all of its Commitment and/or Notes, as applicable) to an Assignee acceptable to Agent; provided, that such replaced Lender or Holder, as applicable, shall have received payment of an amount equal to the aggregate outstanding principal of its Notes, accrued and unpaid interest thereon, accrued and unpaid fees and all other amounts payable to it hereunder, in each case, as of the date of such assignment, from such Assignee (to the extent of such outstanding principal and accrued and unpaid interest and fees) or the applicable Borrowers (in the case of all other amounts). In the event that a replaced Lender or Holder does not execute an assignment pursuant to Section 13.8 within five (5) Business Days after receipt by such replaced Lender or Holder of notice of replacement pursuant to this Section 13.22 and presentation to such replaced Lender or Holder, as applicable, of an assignment agreement evidencing an assignment pursuant to this Section 13.22, the Agent shall be entitled (but not obligated) to execute such an assignment agreement on behalf of such replaced Lender or Holder, as applicable, and any such assignment agreement so executed by the replacement Lender or Holder, as applicable, Agent and, to the extent required by Section 13.8, Borrower Representative, shall be effective for purposes of this Section 13.22 and Section 13.8. Upon any such assignment and payment and compliance with the other provisions of Section 13.8, such replaced Lender or Holder, as applicable, shall no longer constitute a “Lender” or “Holder”, as the case may be, for purposes hereof; provided, any rights of such replaced Lender or Holder to indemnification by the Credit Parties hereunder shall survive.
[Signature Pages Follow]

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IN WITNESS WHEREOF, each party has caused its signature page to this Fourth Amended and Restated Financing Agreement to be duly executed as of the date first written above.
US TERM NOTE BORROWERS:

RISE SPV, LLC, a Delaware limited liability company, as a US Term Note Borrower

By: Elevate Credit, Inc., a Delaware
Corporation, its Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

TODAY CARD, LLC, a Delaware limited liability company, as a US Term Note Borrower

By: Elevate Credit, Inc., a Delaware
Corporation, its Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

UK BORROWER:

ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England with number 05041905, as the UK Borrower

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    Director

Fifth Amended and Restated Financing Agreement
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US LAST OUT TERM NOTE BORROWER:

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower

By:	Elevate Credit, Inc., as Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

Fifth Amended and Restated Financing Agreement
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, each party has caused its signature page to this Fourth Amended and Restated Financing Agreement to be duly executed as of the date first written above.

GUARANTORS:

ELEVATE CREDIT, INC.

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC
FINANCIAL EDUCATION, LLC
EF FINANCIAL, LLC

By: Elevate Credit, Inc., as Sole Member of each of the above-named entities

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

RISE CREDIT SERVICE OF OHIO, LLC
RISE CREDIT SERVICE OF TEXAS, LLC

By: RISE Credit, LLC, as Sole Member of each of the above-named entities

By: Elevate Credit, Inc., as its Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

Fifth Amended and Restated Financing Agreement
[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, each party has caused its signature page to this Fourth Amended and Restated Financing Agreement to be duly executed as of the date first written above.
GUARANTORS (CONT.), EACH AS AN “ELEVATE CREDIT SUBSIDIARY”:

RISE FINANCIAL, LLC
RISE CREDIT OF ALABAMA, LLC
RISE CREDIT OF ARIZONA, LLC
RISE CREDIT OF CALIFORNIA, LLC
RISE CREDIT OF COLORADO, LLC
RISE CREDIT OF DELAWARE, LLC
RISE CREDIT OF FLORIDA, LLC
RISE CREDIT OF GEORGIA, LLC
RISE CREDIT OF IDAHO, LLC
RISE CREDIT OF ILLINOIS, LLC
RISE CREDIT OF KANSAS, LLC
RISE CREDIT OF LOUISIANA, LLC
RISE CREDIT OF MISSISSIPPI, LLC
RISE CREDIT OF MISSOURI, LLC
RISE CREDIT OF NEBRASKA, LLC
RISE CREDIT OF NEVADA, LLC
RISE CREDIT OF NORTH DAKOTA, LLC
RISE CREDIT OF OKLAHOMA, LLC
RISE CREDIT OF SOUTH CAROLINA, LLC
RISE CREDIT OF SOUTH DAKOTA, LLC
RISE CREDIT OF TENNESSEE, LLC
RISE CREDIT OF TEXAS, LLC
RISE CREDIT OF UTAH, LLC
RISE CREDIT OF VIRGINIA, LLC

By: RISE SPV, LLC, as Sole Member of each of the above-named entities

By: Elevate Credit, Inc., as its Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

Fifth Amended and Restated Financing Agreement
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IN WITNESS WHEREOF, each party has caused its signature page to this Fourth Amended and Restated Financing Agreement to be duly executed as of the date first written above.

GUARANTORS (CONT.), EACH AS AN “ELEVATE CREDIT SUBSIDIARY”:

ELASTIC LOUISVILLE, LLC
ELEVATE ADMIN, LLC
ELASTIC MARKETING, LLC

By:	Elastic Financial, LLC, as Sole Member of each of the above-named entities

By:	Elevate Credit, Inc., as its Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

EF MARKETING, LLC

By: EF Financial, LLC, as its Sole Member

By: Elevate Credit, Inc., as its Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

TODAY MARKETING, LLC
TODAY SPV, LLC

By: Today Card, LLC, as its Sole Member

By: Elevate Credit, Inc., as its Sole Member

By: /s/ Kenneth E. Rees
Name:    Kenneth E. Rees
Title:    President

Fifth Amended and Restated Financing Agreement

IN WITNESS WHEREOF, each party has caused its signature page to this Fourth Amended and Restated Financing Agreement to be duly executed as of the date first written above.

AGENT:

VICTORY PARK MANAGEMENT, LLC

By: _/s/ Scott R. Zemnick_______________
Name:     Scott R. Zemnick
Title:     Authorized Signatory

LENDERS:

VPC ONSHORE SPECIALTY FINANCE FUND II, L.P.

By:	VPC Specialty Finance Fund GP II, L.P.
Its:     General Partner

By:	VPC Specialty Finance Fund UGP II, LLC
Its:     General Partner
By:    _/s/ Scott R. Zemnick_______________
Name:    Scott R. Zemnick
Title:    General Counsel

VPC SPECIALTY LENDING INVESTMENTS INTERMEDIATE, L.P.

By:     VPC Specialty Lending Investments     Intermediate GP, LLC
Its:     General Partner

By:    Victory Park Management, LLC
Its:     Manager

By:       _/s/ Scott R. Zemnick_______________
Name:  Scott R. Zemnick
Title:    Manager

Fifth Amended and Restated Financing Agreement
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SCHEDULE OF LENDERS
1.    US Term Notes

(1)	(2)	(3)	(4)	(5)
Lender/Holder	Address and Facsimile Number	Commitment to Fund Draws under US Term Notes as of Fifth Restatement Closing Date:	Outstanding Principal Amount under US Term Notes as of Fifth Restatement Closing:	Legal Representative’s Address and Facsimile Number
VPC Onshore Specialty Finance Fund II, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$143,000,000.00	$44,793,822.52
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Specialty Lending Fund (NE), Ltd.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$3,387,466.54
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
VPC Special Opportunities Fund III Onshore, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$419,120.08
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Investor Fund B, LLC	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$69,668,193.83
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
   (312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Investor Fund C, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$28,366,350.24
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
   (312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
VPC Investor Fund G-1, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$5,969,515.57
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
   (312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Offshore Unleveraged Private Debt Fund, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$661,502.78
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Specialty Lending Investments Intermediate, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$22,934,028.44
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
[****]	[****]	[****]	[****]	[****]
Shaper Family Partnership	1800 West Loop South #360 Houston, TX 77027 Attention: Stephen Shaper	$0.00	$800,000.00	N/A
		Aggregate Commitment to Fund Draws under US Term Notes as of Fifth Restatement Closing Date: $143,000,000.00	Aggregate Outstanding Principal Amount under US Term Notes as of Fifth Restatement Closing: $207,000,000.00

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.
(a)    UK Term Notes (USD)

(1)	(2)	(3)	(4)	(5)
Lender	Address and Facsimile Number	Commitment to Fund Draws under UK Term Notes (USD) as of Fifth Restatement Closing Date:	Outstanding Principal Amount under UK Term Notes (USD) as of Fifth Restatement Closing Date:	Legal Representative’s Address and Facsimile Number
VPC Specialty Lending Fund (NE), Ltd.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$499,600.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Specialty Opportunities Fund III Onshore, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$799,300.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
   (312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
VPC Investor Fund B, LLC	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$6,200,000.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
   (312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Investor Fund C, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$4,071,800.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
   (312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Investor Fund G-1, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$649,900.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
   (312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
VPC Offshore Unleveraged Private Debt Fund, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$9,361,400.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Onshore Specialty Finance Fund II, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$499,600.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Specialty Lending Investments Intermediate, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$4,700,000.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
   Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
		Aggregate Commitment to Fund Draws under UK Term Notes (USD) as of Fifth Restatement Closing Date: $0.00	Aggregate Outstanding Principal Amount under UK Term Notes (USD) as of Fifth Restatement Closing Date: $26,781,600.00

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(b)    UK Term Notes (GBP)

(1)	(2)	(3)	(4)	(5)
Lender	Address and Facsimile Number	Commitment to Fund Draws under UK Term Notes (GBP) as of Fifth Restatement Closing Date:	Outstanding Principal Amount under UK Term Notes (GBP) as of Fifth Restatement Closing Date:	Legal Representative’s Address and Facsimile Number
VPC Specialty Lending Investments Intermediate, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	£	£
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

		Aggregate Commitment to Fund Draws under UK Term Notes (GBP) as of Fifth Restatement Closing Date: £100,000,000.00	Aggregate Outstanding Principal Amount under UK Term Notes (GBP) as of Fifth Restatement Closing Date: £9,747,470.82

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

3.    Fourth Tranche US Last Out Term Notes

(1)	(2)	(3)	(4)	(5)
Lender/Holder	Address and Facsimile Number	Commitment to Fund Draws under Fourth Tranche US Last Out Term Notes as of Fifth Restatement Closing Date:	Outstanding Principal Amount under Fourth Tranche US Last Out Term Notes as of Fifth Restatement Closing Date:	Legal Representative’s Address and Facsimile Number
VPC Specialty Lending Fund (NE), Ltd.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$824,100.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Special Opportunities Fund III Onshore, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$4,020,000.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
VPC Investor Fund B, LLC	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$17,000,000.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Onshore Specialty Finance Fund II, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$3,783,900.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

VPC Specialty Lending Investments Intermediate, L.P.	150 N. Riverside Plaza Suite 5200 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	$0.00	$9,422,000.00
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5297
(312) 902-5495
Facsimile: (312) 577-8964
   (312) 577-8854
Attention: Mark R. Grossmann
Scott E. Lyons
E-mail: mg@kattenlaw.com
scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(1)	(2)	(3)	(4)	(5)
		Aggregate Commitment to Fund Draws under Fourth Tranche US Last Out Term Notes as of Fifth Restatement Closing Date: $0.00	Aggregate Outstanding Principal Amount under Fourth Tranche US Last Out Term Notes as of Fifth Restatement Closing Date: $35,050,000.00

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A-1

FORM OF SENIOR SECURED US TERM NOTE

[_________], 20[__]	Principal: U.S. $[_____]

FOR VALUE RECEIVED, RISE SPV, LLC, a Delaware limited liability company and Today Card, LLC, a Delaware limited liability (together, the "US Term Note Borrowers") hereby jointly and severally promise to pay to [_____] or its registered assigns (the "Holder") the amount set out above as the Principal or, if less, the aggregate unpaid outstanding principal amount under this Note pursuant to the terms of that certain Fifth Amended and Restated Financing Agreement, dated as of February 7, 2019, by and among the US Term Note Borrowers, the other Borrowers party thereto, the other Credit Parties party thereto, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the "Agent") and the Lenders party thereto (together with all exhibits and schedules thereto and as may be amended , restated, modified and supplemented from time to time the "Financing Agreement"). The US Term Note Borrowers hereby jointly and severally promise to pay accrued and unpaid interest and Prepayment Premium, if any, on the aggregate outstanding principal amount under this Note (as defined below) on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured Term Note (including all Senior Secured US Term Notes issued in exchange, transfer, or replacement hereof, this "Note") is one of the Senior Secured US Term Notes issued pursuant to the Financing Agreement (collectively, the "Notes"). Capitalized terms used and not defined herein are defined in the Financing Agreement.
This Note is subject to optional redemption and mandatory prepayment on the terms specified in the Financing Agreement, but not otherwise. At any time an Event of Default exists, the aggregate outstanding principal amount under this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.

All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent's office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to each US Term Note Borrower as provided in the Financing Agreement.

This Note may be offered, sold, assigned or transferred by the Holder as provided in the Financing Agreement.

This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, each US Term Note Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and no US Term Note Borrower will be affected by any notice to the contrary.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Wilmington, Delaware, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE HOLDER AND EACH US TERM NOTE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF , each US Term Note Borrower has caused this Note to be duly executed as of the date set out above.

US TERM NOTE BORROWERS:

RISE SPV, LLC, a Delaware limited liability company

By: Elevate Credit, Inc., a Delaware Corporation, its Sole Member

By:
Name:
Title:
TODAY CARD, LLC, a Delaware limited liability

By:
Name:
Title:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A-2(a)

FORM OF SENIOR SECURED UK TERM NOTE (USD)

[_________], 20[__]	Note #__/__/__-__
Principal: U.S. $[_____]

FOR VALUE RECEIVED, ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England with number 05041905 (the "UK Term Note Borrower") hereby promises to pay to [_____] or its registered assigns (the "Holder") the amount set out above as the Principal or, if less, the aggregate unpaid outstanding principal amount under this Note pursuant to the terms of that certain Fifth Amended and Restated Financing Agreement, dated as of February 7, 2019, by and among the UK Term Note Borrower, the other Borrowers party thereto, the other Credit Parties party thereto, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the "Agent") and the Lenders party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the "Financing Agreement"). The UK Term Note Borrower hereby promises to pay accrued and unpaid interest and Prepayment Premium, if any, on the aggregate outstanding principal amount under this Note (as defined below) on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured UK Term Note (USD) (including all Senior Secured UK Term Notes (USD) issued in exchange, transfer, or replacement hereof, this "Note") is one of the Senior Secured UK Term Notes (USD) issued pursuant to the Financing Agreement (collectively, the "Notes"). Capitalized terms used and not defined herein are defined in the Financing Agreement.

This Note is subject to optional redemption and mandatory prepayment on the terms specified in the Financing Agreement, but not otherwise. At any time an Event of Default exists, the aggregate outstanding principal amount under this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.

All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent's office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to the UK Term Note Borrower as provided in the Financing Agreement.

This Note may be offered, sold, assigned or transferred by the Holder as provided in the Financing Agreement; provided, this Note may not be offered, sold or delivered, directly or indirectly, within the United Kingdom or to, or for the account or benefit of a Person within the United Kingdom. No transfer of Notes made in breach of this restriction will be registered by the UK Term Note Borrower

This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

to due presentment for registration of transfer, the UK Term Note Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the UK Term Note Borrower will not be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict oflaw provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Wilmington, Delaware, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE HOLDER AND THE UK TERM NOTE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the UK Term Note Borrower has caused this Note to be duly executed as of the date set out above.

UK TERM NOTE BORROWER:

ELEVATE CREDIT INTERNATIONAL LTD.,
a company incorporated under the laws of England with number 05041905

By:
Name:
Title:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A-2(b)

FORM OF SENIOR SECURED UK TERM NOTE (GBP)

[_________], 20[__]	Note #__/__/__-__
Principal: GBP £[_____]

FOR VALUE RECEIVED, ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England with number 05041905 (the "UK Term Note Borrower") hereby promises to pay to[_____] or its registered assigns (the "Holder") the amount set out above as the Principal or, if less, the aggregate unpaid outstanding principal amount under this Note pursuant to the terms of that certain Fifth Amended and Restated Financing Agreement, dated as of February 7, 2019, by and among the UK Term Note Borrower, the other Borrowers party thereto, the other Credit Parties party thereto, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the "Agent") and the Lenders party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the "Financing Agreement"). The UK Term Note Borrower hereby promises to pay accrued and unpaid interest and Prepayment Premium, if any, on the aggregate outstanding principal amount under this Note (as defined below) on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured UK Term Note (GBP) (including all Senior Secured UK Term Notes (GBP) issued in exchange, transfer, or replacement hereof, this "Note") is one of the Senior Secured UK Term Notes (GBP) issued pursuant to the Financing Agreement (collectively, the "Notes"). Capitalized terms used and not defined herein are defined in the Financing Agreement.

This Note is subject to optional redemption and mandatory prepayment on the terms specified in the Financing Agreement, but not otherwise. At any time an Event of Default exists, the aggregate outstanding principal amount under this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.

All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent's office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to the UK Term Note Borrower as provided in the Financing Agreement.

This Note may be offered, sold, assigned or transferred by the Holder as provided in the Financing Agreement; provided, this Note may not be offered, sold or delivered, directly or indirectly, within the United Kingdom or to, or for the account or benefit of a Person within the United Kingdom. No transfer of Notes made in breach of this restriction will be registered by the UK Term Note Borrower

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the UK Term Note Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the UK Term Note Borrower will not be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict oflaw provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Wilmington, Delaware, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE HOLDER AND THE UK TERM NOTE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.
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IN WITNESS WHEREOF, the UK Term Note Borrower has caused this Note to be duly executed as of the date set out above.

UK TERM NOTE BORROWER:

ELEVATE CREDIT INTERNATIONAL LTD.,
a company incorporated under the laws of England with number 05041905

By:
Name:
Title:

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Exhibit A-3
Reserved

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A-4

FORM OF SENIOR SECURED FOURTH TRANCHE US LAST OUT TERM NOTE

[_________], 20[__]	Note #__/__/__-__
Principal: U.S. $[_____]

FOR VALUE RECEIVED, ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company (the "US Last Out Term Note Borrower") hereby promises to pay to [_____] or its registered assigns (the "Holder") the amount set out above as the Principal or, if less, the aggregate unpaid outstanding principal amount under this Note pursuant to the terms of that certain Fifth Amended and Restated Financing Agreement, dated as of February 7, 2019, by and among the US Last Out Term Note Borrower, the other Borrowers party thereto, the other Credit Parties party thereto, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the "Agent") and the Lenders party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the "Financing Agreement"). The US Last Out Term Note Borrower hereby promises to pay accrued and unpaid interest and Prepayment Premium and Yield Maintenance Premium, if any, on the aggregate outstanding principal amount under this Note (as defined below) on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured Fourth Tranche US Last Out Term Note (including all Senior Secured Fourth Tranche US Last Out Term Notes issued in exchange, transfer, or replacement hereof, this "Note") is one of the Senior Secured Fourth Tranche US Last Out Term Notes issued pursuant to the Financing Agreement (collectively, the "Notes"). Capitalized terms used and not defined herein are defined in the Financing Agreement.
This Note is subject to optional redemption and mandatory prepayment on the terms specified in the Financing Agreement, but not otherwise. At any time an Event of Default exists, the aggregate outstanding principal amount under this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.
All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent's office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to the US Last Out Term Note Borrower as provided in the Financing Agreement.

This Note may be offered, sold, assigned or transferred by the Holder as provided in the Financing Agreement.

This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due

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presentment for registration of transfer, the US Last Out Term Note Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the US Last Out Term Note Borrower will not be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict oflaw provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document , or other instrument executed in connection herewith, shall be brought in any state or federal court located within Wilmington, Delaware, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE HOLDER AND THE US LAST OUT TERM NOTE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.
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IN WITNESS WHEREOF, the US Last Out Term Note Borrower has caused this Note to be duly executed as of the date set out above.
US LAST OUT TERM NOTE BORROWER: ELEVATE CREDIT SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

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Exhibit B
[Reserved]

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EXHIBIT C

FORM OF SECRETARY'S AND INCUMBENCY CERTIFICATE OF

The undersigned hereby certifies that he is the Secretary of_______, a _________ _________ (the "Company"), and that [he/she] makes this certificate on behalf of the Company, in connection with and pursuant to that certain Fifth Amended and Restated Financing Agreement (the " Financing Agreement"), dated as of February 7, 2019, by and among Elevate Credit, Inc., a Delaware corporation, RISE SPV, LLC, a Delaware limited liability company, Elevate Credit International Ltd., a company incorporated under the laws of England, Today Card, LLC, a Delaware limited liabili ty, and Elevate Credit Service, LLC (collectively as the " Borrowers"), the Guarantors party thereto and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders, each as defined therein, (in such capacity, the "Agent") as follows:

1.
Attached hereto as Exhibit A is a true and complete certified copy of the [Certificate of Incorporation/Formation] of the Company and all amendments thereto (the "Charter"), in full force and effect on and as of the date hereof, and the Charter has not otherwise been amended, modified or repealed, and no proceedings for the amendment, modification or rescission thereof are pending or contemplated, and no other amendment or other document relating to or affecting the Charter has been filed in the office of [the Secretary of State of Delaware][applicable office] as of the date hereof, and no action has been taken by the Company, its members, managers or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Company.

2.
Attached hereto as Exhibit B is a true and complete copy of the [Bylaws/Operating Agreement] of the Company (the "[Bylaws/Operating Agreement]"), and such [Bylaws/Operating Agreement] remain in full force and effect as of the date hereof, and no proceedings for the amendment, modification or rescission thereof are pending or contemplated.

3.
Attached hereto as Exhibit C are true, complete and correct copy of certain resolutions duly adopted by the Board of Directors of the Company, relating to, among other things, the authorization, execution, delivery and performance of the Financing Agreement and all other Transaction Documents (as defined therein) to be executed in connection therewith and the consummation of the transactions contemplated thereby and therein. All such resolutions are in full force and effect on the date hereof in the form in which adopted without amendment, modification or revocation, and no other resolutions or action by the Board of Directors of the Company or any committee thereof have been adopted relating to the authorization, execution, delivery and performance of the Financing Agreement or any of the other Transaction Documents and the consummation of the transactions contemplated thereby and therein.

4.	Attached hereto as Exhibit D is a true and correct copy of applicable certificate of existence and good standing issued by the

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appropriate governmental official in the State of [Incorporation/Formation] of the Company. As of the Fifth Restatement Closing Date, (a) the Company is in existence and in corporate and tax good standing in each jurisdiction where the Company is incorporated, (b) the Company does not owe franchise taxes or other taxes required to maintain their corporate existence and no franchise tax reports are due, and (c) no proceedings are pending for forfeiture of the Company's Charters or for its dissolution either voluntarily or, to my knowledge, involuntarily.

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5.
Set forth below are the names of each elected or appointed officer of the Company executing the Financing Agreement, the other Transaction Documents and the certificates or instruments furnished pursuant thereto, and set forth opposite the name of each officer is the position held by such officer and genuine signature of such officer:

NAME	TITLE	SIGNATURE

[signature page to follow]

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IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the_____ day of______, 201_.

By:
Name:
Title: Secretary

I,___________, as the _______________ of the Company and the Subsidiaries, do hereby certify on behalf of the Company that ___________is the duly and appointed, qualified and acting Secretary of the Company and that the signature set forth above is the genuine signature of such person.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date first written above.

By:
Name:
Title:

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT D
FORM OF OFFICER'S CERTIFICATE
[_______], 2019

The undersigned, being the duly appointed [_______] of ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company (the "Borrower Representative"), hereby represents, warrants and certifies, in his capacity as [_______] of the Borrower Representative, to the Agent, the Holders and the Lenders pursuant to Section 5.1(i) of the Fifth Amended and Restated Financing Agreement, dated as of the date hereof, by and among the Borrower Representative, US Term Note Borrowers, the other Borrowers party thereto, the Guarantors party thereto, the Lenders identified therein and Victory Park Management, LLC, as administrative and collateral agent for the Lenders and the Holders (as amended, restated , supplemented or otherwise modified from time to time, the "Financing Agreement"), as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Financing Agreement):

1.
The representations and warranties made by the Credit Parties in the Transaction Documents are true and correct in all material respects (without duplication of any materiality qualifiers) as of the date hereof (except for representations and warranties that speak as of a specific date, which are true and correct in all material respects (without duplication of any materiality qualifiers) as of such specific date);

2.
The Credit Parties have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by them on or prior to the date hereof;

3.	The conditions to the Fifth Restatement Closing specified in Section 5.1 of the Financing Agreement have been satisfied;

4.
No action has been taken with respect to any merger, consolidation, liquidation or dissolution of the Credit Parties, or with respect to the sale of substantially all of their assets, nor is any such action pending or contemplated;

5.	Since the Diligence Date, there has been no change which has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

6.
No Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) has occurred and is continuing or will result from the issuance of the Notes at the Fifth Restatement Closing; and

7.
Attached hereto as Exhibit A are true, correct and complete copies of the documents listed below and such documents have not been rescinded, modified or amended and remain in full force and effect as of the date hereof:

(a)	Form Consumer Loan Agreements; and

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(b)	Facility Agreements.
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IN WITNESS WHEREOF, the undersigned has executed this certificate in his capacity as [_______] of the Borrower Representative, as of the date first written above.

By:
Name:
Title:

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Exhibit A to Officer's Certificate
See attached.

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EXHIBIT E
FORM OF COMPLIANCE CERTIFICATE

Reference is made to that certain Fifth Amended and Restated Financing Agreement, dated as of February 7, 20 I 9 (as modified, amended, extended, restated, amended and restated or supplemented from time to time, the "Financing Agreement") by and among Rise SPV, LLC, a Delaware limited liability company ("Rise SPV"), Today Card, LLC, a Delaware limited liability ("Today Card"; together with Rise SPV, the "US Term Note Borrowers"), Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 (the "UK Borrower"), as the UK Borrower, Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower ("Elevate Credit" or the "US Last Out Term Note Borrower"; the US Term Note Borrowers, the UK Borrower and the US Last Out Term Note Borrower, each a "Borrower" and collectively , the "Borrowers"), the Guarantors from time to time party thereto, the lenders listed on the Schedule of Lenders attached thereto (each individually, a "Lender" and collectively, the "Lenders") and Victory Park Management, LLC, as administrative agent and collateral agent (the "Agent") for the Lenders and the Holders (as defined therein). This certificate (this "Certificate"), together with supporting calculations attached hereto, is delivered to the Agent pursuant to the terms of Section 8.2(c) of the Financing Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Financing Agreement.
Enclosed herewith is a copy of the financial statements that are required to be delivered pursuant to Section 8.2(__) of the Financing Agreement for the [calendar month] [Fiscal Year] ending as of [date of end of period] (the "Computation Date"), which (i) are in accordance with the books and records of the Credit Parties, which have been maintained in such a manner as to permit the preparation of consolidated financial statements in accordance with GAAP, and (ii) are true and correct and fairly present in accordance with GAAP, the financial condition and results of operations of the Credit Parties and their Subsidiaries as of the Computation Date and for the period covered thereby, subject solely in the case of financial statements delivered pursuant to Section 8.2(a) of the Financing Agreement, to normal year-end adjustments and absence of footnote disclosure.
I, [Name of Officer], [Title of Officer] of the Borrower Representative , do hereby certify in such capacity, on behalf of the Credit Parties, that (i) I have not become aware of any Event of Default or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default that has occurred and is continuing, (ii) the Credit Parties are in compliance with each covenant set forth in Section 8 of the Financing Agreement and each representation and warranty contained in Section 7 of the Financing Agreement is true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as though made on such date (except for representations and warranties that speak as of a specific date, which representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such specific date) and (iii) the amounts and computations set forth on Schedule A attached hereto are true and correct [If an Event of Default exists, provide a description of it and the steps, if any, being taken to cure it]

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[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this_____ day of______, 201_.

ELEVATE CREDIT SERVICE, LLC, as Borrower Representative

By
Name:
Title:

[Signature Page to Compliance Certificate]

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SCHEDULE A

A.Section 8.1(a) - Loan to Value Ratio (UK)
1.Outstanding principal amount of the UK Term Notes as of the date of determination	$

2.Aggregate principal balance of Eligible UK Consumer Loans as of the date of determination	$

3.Excess Concentration Amounts	$

4.Difference of amounts under 2 and 3	$

5.Product of amount under 4 and eighty-five percent (85%)	$

6.Aggregate unrestricted (it being agreed and acknowledged that cash collateral securing surety bonds and letters of credit posted or maintained by the UK Borrower shall, in each case, be deemed to be “restricted”) Pounds Sterling denominated cash and Cash Equivalent Investments of the UK Borrower in a Funding Account or Collection Account on such date for which the Agent shall have a first-priority perfected Lien. For the purposes of clarification, unrestricted cash includes all cash of the UK Borrower that is being held by an ACH provider prior to remittance to the UK Borrower
$

7."Borrowing Base (UK)" (Sum of amounts under 5 + 6)	$

8.Loan to Value Ratio (UK) (the ration of 1 to 7, in each case, as of such date of determination)	$

Compliance (i.e. greater than or equal to 1.00 to 1.00?):	[YES/NO]

Section 8.1(a)(ii) - Loan to Value Ratio (US)
1.Outstanding principal amount of the US Term Notes as of the date of determination	$

2.Aggregate principal balance of Eligible US Consumer Loans as of the date of determination	$

3.Excess Concentration Amounts (Eligible US Consumer Loans)	$

4.Difference of amounts under 2 and 3	$

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5.the portion of the Eligible Credit Card Receivables in which Today Card owns a participation interest pursuant to the CCB Participation Agreement on such date (for the avoidance of doubt, any portion of an Eligible Credit Card Receivable with respect to which an interest is retained by CCB is excluded hereunder)
$

6.Excess Concentration Amounts (Eligible Credit Card Receivables)	$

7.Difference of amounts under 5 and 6	$

8.Sum of amounts under 4 and 7	$

9.Product of amount under 4 and eighty-five percent (85%)	$

10.Aggregate unrestricted (it being agreed and acknowledged that cash collateral securing surety bonds and letters of credit posted or maintained by the US Term Note Borrowers shall, in each case, be deemed to be “restricted”) Dollar denominated cash and Cash Equivalent Investments of the US Term Note Borrowers in a Funding Account or Collection Account on such date for which the Agent shall have a first-priority perfected Lien. For the purposes of clarification, unrestricted cash includes all cash of the US Term Note Borrowers that is being held by an ACH provider prior to remittance to the US Term Note Borrower
$

11."Borrowing Base (US)" (Sum of amounts under 5 + 6)	$

12.Loan to Value Ratio (US) (the ration of 1 to 11, in each case, as of such date of determination)	$

Compliance (i.e. greater than or equal to 1.00 to 1.00?):	[YES/NO]

B.Section 8.01(b) - Corporate Cash

1.Lowest sum of unrestricted cash and Cash Equivalent Investments of Elevate Credit Parent and all other Credit Parties (other than the US Term Note Borrowers, the UK BOrrower and the US Last Out Term Note Borrower) with respect to which Agent has a perfected Lien since the date of most recently delivered Certificate
$

2.Minimum aggregate cash balance required*	$

* Refer to Section 8.1(b) of Financing Agreement for determination of the minimum amount of Corporate Cash as of the date of measurement.

Compliance:	[YES/NO]

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C.Section 8.1(c) - Total Cash

1.Amount of Total Cash as of the last day of each calendar month	$

2.5% of total Receivables of Elevate Credit Parent and its Subsidiaries	$

Compliance:	[YES/NO]

D.Section 8.1(d) - Book Value of Equity

1.Total assets of the Credit Parties and their Subsidiaries as of date of determination	$

2.Less intangible assets of the Credit Parties and their Subsidiaries as of date of determination	$

3.Less total liabilities of the Credit Parties and their Subsidiaries as of date of determination	$

4.Book Value of Equity (Amount under 1 minus amount under 2 minus amount under 3)	$

5.Minimum required Book Value of Equity	$85,000,000

Compliance:	[YES/NO]

E.Section 8.1(e) - Past Due Roll Rate (UK)

1.Ratio of (i) the aggregate outstanding principal balance of Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a) (a) that have a principal payment that is one or more days past due but not greater than thirty days past due or (b) that did not have a principal payment that is one or more days past due in the calendar month immediately prior to the calendar month that includes the date of determination but became charged off in accordance with the Program Guidelines in the calendar month that includes such date of determination, in each case, in [calendar month that includes the date of this certificate] to (ii) the aggregate outstanding principal balance of Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that do not have a principal payment that became one or more days past due or is otherwise charged off in accordance with the Program Guidelines, in each case, as of the last day of the [calendar month immediately prior to the calendar month that includes the date of this certificate]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.Ratio of (i) the aggregate outstanding principal balance of Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a) (a) that have a principal payment that is one or more days past due but not greater than thirty days past due or (b) that did not have a principal payment that is one or more days past due in the calendar month immediately prior to the calendar month that includes the date of determination but became charged off in accordance with the Program Guidelines in the calendar month that includes such date of determination, in each case, in [calendar month that is one (1) month prior to the calendar month that includes the date of this certificate] to (ii) the aggregate outstanding principal balance of Consumer Loans that do not have a principal payment that became one or more days past due or is otherwise charged off in accordance with the Program Guidelines, in each case, as of the last day of the [calendar month immediately prior to the calendar month that is one (1) month prior to the calendar month that includes the date of this certificate]

3.Average of 1 and 2

4.Maximum Trailing Past Due Roll Rate (UK)	___%**
Compliance:	[YES/NO]
** Refer to Section 8.1(e)(i) of Financing Agreement for determination of the Maximum Trailing Past Due Roll Rate (UK) as of the date of measurement.

Section 8.1(e)(ii) - Past Due Roll Rate (US)

1.Ratio of (i) the aggregate outstanding principal balance of Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a) (a) that have a principal payment that is one or more days past due but not greater than thirty days past due or (b) that did not have a principal payment that is one or more days past due in the calendar month immediately prior to the calendar month that includes the date of determination but became charged off in accordance with the Program Guidelines in the calendar month that includes such date of determination, in each case, in [calendar month that includes the date of this certificate] to (ii) the aggregate outstanding principal balance of Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that do not have a principal payment that became one or more days past due or is otherwise charged off in accordance with the Program Guidelines, in each case, as of the last day of the [calendar month immediately prior to the calendar month that includes the date of this certificate]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.Ratio of (i) the aggregate outstanding principal balance of Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a) (a) that have a principal payment that is one or more days past due but not greater than thirty days past due or (b) that did not have a principal payment that is one or more days past due in the calendar month immediately prior to the calendar month that includes the date of determination but became charged off in accordance with the Program Guidelines in the calendar month that includes such date of determination, in each case, in [calendar month that is one (1) month prior to the calendar month that includes the date of this certificate] to (ii) the aggregate outstanding principal balance of Consumer Loans that do not have a principal payment that became one or more days past due or is otherwise charged off in accordance with the Program Guidelines, in each case, as of the last day of the [calendar month immediately prior to the calendar month that is one (1) month prior to the calendar month that includes the date of this certificate]

3.Average of 1 and 2

4.Maximum Trailing Past Due Roll Rate (US)	___%***
Compliance:	[YES/NO]
*** Refer to Section 8.1(e)(ii) of Financing Agreement for determination of the Maximum Trailing Past Due Roll Rate (US) as of the date of measurement.

F.Section 8.1(f)(i) - Four Month Vintage Charge Off Rate (UK)

1.As of [calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the fourth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.

2.As of [calendar month immediately prior to the calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the fourth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.

3.Average of 1 and 2

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

4.Maximum Trailing Four Month Vintage Charge Off Rate (UK)	___%****
Compliance:	[YES/NO]
**** Refer to Section 8.1(f)(i) of Financing Agreement for determination of the Maximum Trailing Four Month Charge Off Rate (UK) as of the date of measurement.

Section 8.1(f)(ii) - Four Month Vintage Charge Off Rate (US)

1.As of [calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the fourth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.

2.As of [calendar month immediately prior to the calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the fourth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination.

3.Average of 1 and 2

4.Maximum Trailing Four Month Vintage Charge Off Rate (US)	___%*****
Compliance:	[YES/NO]
***** Refer to Section 8.1(f)(ii) of Financing Agreement for determination of the Maximum Trailing Four Month Charge Off Rate (US) as of the date of measurement.

G.Section 8.1(g) -Eight Month Vintage Charge Off Rate (UK)

1.As of [calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the eighth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.As of [calendar month immediately prior to the calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the eighth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination

3.Average of 1 and 2

4.Maximum Trailing Eight Month Vintage Charge Off Rate (UK)	___%******
Compliance:	[YES/NO]
****** Refer to Section 8.1(g) of Financing Agreement for determination of the Maximum Trailing Eight Month Charge Off Rate (UK) as of the date of measurement.

H.Section 8.1(h) -Twelve Month Vintage Charge Off Rate (US)

1.As of [calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the twelfth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination

2.As of [calendar month immediately prior to the calendar month that includes the date of this certificate] and with respect to any Vintage Pool of Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the aggregate Charge Off amount in such Vintage Pool during the period beginning on the applicable date of origination through the end of the month of such origination and ending on the twelfth consecutive calendar month after such month of origination to (ii) the aggregate principal balance of such Vintage Pool at the time of origination

3.Average of 1 and 2

4.Maximum Trailing Twelve Month Vintage Charge Off Rate (US)	___%*******
Compliance:	[YES/NO]
******* Refer to Section 8.1(h) of Financing Agreement for determination of the Maximum Trailing Twelve Month Charge Off Rate (US) as of the date of measurement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I.Section 8.1(i)(i) - Excess Spread (UK)

1.As of [calendar month that includes the date of this certificate], with respect to any Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio expressed as a percentage of (a) the aggregate amount of interest collections from Consumer Loans less any Charge Offs, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination; provided, if the date of determination is the last day of the calendar month, "Excess Spread" means the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month that includes such date of determination.

2.As of [calendar month immediately prior to the calendar month that includes the date of this certificate], with respect to any Consumer Loans marked as "Sunny" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the ratio expressed as a percentage of (a) the aggregate amount of interest collections from Consumer Loans less any Charge Offs, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination

3.Average of 1 and 2

4.Minimum Trailing Excess Spread (UK)	___%********

Compliance:	[YES/NO]
******** Refer to Section 8.1(i)(i) of Financing Agreement for determination of the Minimum Trailing Excess Spread (UK) as of the date of measurement.

Section 8.1(i)(ii) - Excess Spread (US)

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.As of [calendar month that includes the date of this certificate], with respect to any Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio expressed as a percentage of (a) the aggregate amount of interest collections from Consumer Loans less any Charge Offs, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination; provided, if the date of determination is the last day of the calendar month, "Excess Spread" means the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month that includes such date of determination.

2.As of [calendar month immediately prior to the calendar month that includes the date of this certificate], with respect to any Consumer Loans marked as "Rise" on the monthly financial statements provided to Agent pursuant to Section 8.2(a), the ratio of (i) the ratio expressed as a percentage of (a) the aggregate amount of interest collections from Consumer Loans less any Charge Offs, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination

3.Average of 1 and 2

4.Minimum Trailing Excess Spread (US)	___%*********

Compliance:	[YES/NO]
********* Refer to Section 8.1(i)(ii)of Financing Agreement for determination of the Minimum Trailing Excess Spread (US) as of the date of measurement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT F
FORM OF NOTICE OF BORROWING
Victory Park Management, LLC,
as Agent under the Financing Agreement described below
____________ ___,____
Ladies and Gentlemen:
Reference is made to that certain Fifth Amended and Restated Financing Agreement, dated as of February 7, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), among Rise SPV, LLC, a Delaware limited liability company (“RISE SPV”), Today Card, LLC, a Delaware limited liability ("Today Card"; together with Rise SPV, the “US Term Note Borrowers”), Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 (the “UK Borrower”), as the UK Borrower, Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”); the US Term Note Borrowers, the UK Borrower, and the US Last Out Term Note Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors from time to time party thereto, Victory Park Management, LLC, as Agent for the Lenders and the Holders, and the Lenders signatory thereto from time to time. Capitalized terms used but not otherwise defined in this letter shall have the meanings given to such terms in the Financing Agreement.
The Borrower Representative, on behalf of the applicable Borrower, hereby gives you irrevocable notice, pursuant to Section 2.1 of the Financing Agreement of such Borrower’s request of a drawn under the Notes (the “Proposed Draw”) under the Financing Agreement and, in that connection, sets forth the following information:
a.The Proposed Draw is being made under the ______ Notes
[by [Rise SPV / Today Card]]1
b.The amount of the Proposed Draw is $__________2 under the __________________ Notes;
c.The date of the Proposed Draw is _________, ____3 (the “Draw Date”); and
d.The proceeds of the Proposed Draw shall be disbursed in accordance with the instructions set forth on Exhibit A attached hereto.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1 Include only for borrowings under the US Term Notes and specify to which US Term Note Borrower the borrowing should be attributed
2 Must be in increments of not less than $100,000
3 Must be a Permitted Draw Date

[The undersigned hereby certifies that attached hereto as Exhibit B is a true and correct calculation (which calculation shall be in form and substance reasonably acceptable to the Agent) of the Borrowing Base of the Borrower as of a date no earlier than the end of the most recently ended fiscal month and no later than the day immediately preceding the Draw Date.]
The undersigned hereby certifies that the following statements are true and correct on the date hereof and will be true and correct on the Draw Date, both before and after giving effect to the Proposed Draw:
i.    The representations and warranties by each Credit Party contained in the Financing Agreement and in each other Transaction Document are true and correct in all material respects (without duplication of any materiality qualifiers) as of the Draw Date (subject to such updates to the Schedules, if any, as are approved by the Agent in its reasonable discretion), except to the extent that such representation or warranty expressly relates to an earlier date, including the Fifth Restatement Closing Date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date);
ii.    No Event of Default or event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default has occurred and is continuing or would result after giving effect to such Proposed Draw;
iii.    After giving effect to such draw or issuance, as applicable, (A) the aggregate outstanding principal amount of the First Out Notes would not exceed the Maximum First Out Note Balance, (B) with respect to a draw under the US Term Notes, the aggregate outstanding principal amount of the US Term Notes would not exceed the Maximum US Term Note Commitment, (C) with respect to a draw under the UK Term Notes, the aggregate outstanding principal amount of the UK Term Notes would not exceed the Maximum UK Term Note Commitment, (D) with respect to a draw under the Fourth Tranche US Last Out Term Notes, the aggregate outstanding principal amount of the Fourth Tranche US Last Out Term Notes would not exceed the Maximum Fourth Tranche US Last Out Term Note Commitment;
iv.    The Draw Date is a Permitted Draw Date; and
v.    After giving effect to the Proposed Draw, the Debt-to-Equity Ratio of each Borrower is not more than 9-to-1.
[Balance of page intentionally left blank; signature page follows.]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the Borrower Representative

By:
Name:
Title:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit A
Instructions for Disbursement of Proceeds
[Insert]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit B
Calculation of Borrowing Base of Borrower

Borrowing Base (UK) as of ________, 201_[4]
A.Aggregate principal balance of Eligible UK Consumer Loans on such date	$______________
B.Excess Concentration Amounts	$______________
C.Difference of amounts under A and B	$______________
D.Product of amount under C and eighty-five percent (85%)	$______________
E.Aggregate unrestricted (it being agreed and acknowledged that cash collateral securing surety bonds and letters of credit posted or maintained by the UK Borrower shall, in each case, be deemed to be “restricted”) Pounds Sterling denominated cash and Cash Equivalent Investments of the UK Borrower in a Funding Account or Collection Account on such date for which the Agent shall have a first-priority perfected Lien. For the purposes of clarification, unrestricted cash includes all cash of the UK Borrower that is being held by an ACH provider prior to remittance to the UK Borrower
$______________
F.Borrowing Base (UK) (Sum D and E above)	$______________

Borrowing Base (US) as of ________, 201_[5]
A.Aggregate principal balance of Eligible US Consumer Loans on such date	$______________
B.Excess Concentration Amounts (Eligible US Consumer Loans)	$______________
C.Difference of amounts under A and B	$______________
D. the portion of the Eligible Credit Card Receivables in which Today Card owns a participation interest pursuant to the CCB Participation Agreement on such date (for the avoidance of doubt, any portion of an Eligible Credit Card Receivable with respect to which an interest is retained by CCB is excluded hereunder)
$______________
E. Excess Concentration Amounts (Eligible Credit Card Receivables)	$______________
F. Difference of amounts under D and E	$______________
G.Sum of C and F above	$______________
H.Product of amount under G and eighty-five percent (85%)	$______________
I.Aggregate unrestricted (it being agreed and acknowledged that cash collateral securing surety bonds and letters of credit posted or maintained by the US Term Note Borrowers shall, in each case, be deemed to be “restricted”) Dollar denominated cash and Cash Equivalent Investments of the US Term Note Borrowers in a Funding Account or Collection Account on such date for which the Agent shall have a first-priority perfected Lien. For the purposes of clarification, unrestricted cash includes all cash of the US Term Note Borrowers that is being held by an ACH provider prior to remittance to the US Term Note Borrower
$______________
J.Borrowing Base (US) (Sum H and I above)	$______________
4To be a date no earlier than the end of the most recently ended fiscal month and no later than the day immediately preceding the Draw Date.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

5To be a date no earlier than the end of the most recently ended fiscal month and no later than the day immediately preceding the Draw Date.
EXHIBIT G
JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder Agreement”) dated as of ________ ___, 20___ is executed by the undersigned for the benefit of Victory Park Management, LLC, as administrative agent and collateral agent (the “Agent”) for the Lenders and the Holders (as defined therein) in connection with that certain Fifth Amended and Restated Financing Agreement dated as of February 7, 2019 among Rise SPV, LLC, a Delaware limited liability company (“Rise SPV”), Today Card, LLC, a Delaware limited liability ("Today Card"; together with Rise SPV, the “US Term Note Borrowers”), Elevate Credit International Ltd., a company incorporated under the laws of England with number 05041905 (the “UK Borrower”), Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”); the US Term Note Borrowers, the UK Borrower, and the US Last Out Term Note Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors from time to time party thereto, the Lenders party thereto and the Agent (as amended, supplemented or modified from time to time, the “Financing Agreement”), that certain Amended and Restated Pledge and Security Agreement dated as of October 15, 2018 among the Borrower, the other Guarantors party thereto, and the Agent (as amended, supplemented or modified from time to time, the “Pledge and Security Agreement”) and that certain letter agreement dated as of January 30, 014 among the Borrower, the other Assignors party thereto and the Agent (as amended, supplemented or modified from time to time, the “Collateral Assignment”). Capitalized terms not otherwise defined herein are being used herein as defined in the Financing Agreement.
The signatory hereto is required to execute this Joinder Agreement pursuant to Section 8.24 of the Financing Agreement.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:
1.    The undersigned expressly assumes all the obligations of (a) a Guarantor and a Credit Party under the Financing Agreement, (b) an Obligor under the Pledge and Security Agreement and (c) an Assignor under the Collateral Assignment and agrees that such Person is (x) a Guarantor and a Credit Party under the Financing Agreement and bound as a Guarantor and a Credit Party under the terms of the Financing Agreement, (y) an Obligor under the Pledge and Security Agreement and bound as an Obligor under the terms of the Pledge and Security Agreement and (z) an Assignor under the Collateral Assignment and bound as an Assignor under the terms of the Collateral Agreement, in each case, as if it had been an original signatory to the Financing Agreement, the Pledge and Security Agreement and the Collateral Assignment. Without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the undersigned hereby mortgages, pledges and hypothecates to

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties, a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned subject to the provisions of the Financing Agreement, the Pledge and Security Agreement and the Collateral Assignment.
2.    The information set forth in Annex 1-A to this Joinder Agreement is hereby added to the information set forth in Schedules A through G to the Pledge and Security Agreement.
3.    The undersigned’s address and fax number for notices under the Financing Agreement, the Pledge and Security Agreement and the Collateral Assignment shall be the address and fax number set forth below its signature to this Joinder Agreement.
4.    This Joinder Agreement shall be deemed to be part of, and a modification to, the Financing Agreement, the Pledge and Security Agreement and the Collateral Assignment and shall be governed by all the terms and provisions of the Financing Agreement, the Pledge and Security Agreement and the Collateral Assignment, which shall continue in full force and effect as modified hereby as a valid and binding agreement of the undersigned enforceable against such person or entity. The undersigned hereby waives notice of Agent’s acceptance of this Joinder Agreement. The undersigned will deliver an executed original of this Joinder Agreement to Agent.
5.    The undersigned hereby represents and warrants that each of the representations and warranties contained in the Financing Agreement, the Pledge and Security Agreement and the Collateral Assignment applicable to it is true and correct in all material respects (without duplication of any materiality qualifiers) on and as the date hereof as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date.
[Signature Page Follows]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

[NEW CREDIT PARTY]

By:
Name:
Title:

Address:
Attn:
Fax:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

ANNEX 1-A

SCHEDULES TO PLEDGE AND SECURITY AGREEMENT

See attached.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE A
Principal Places of Business and Other
Collateral Locations of Obligors

1.    Chief Executive Office

2.    Other Collateral Locations

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE B
Recording Jurisdiction

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE C
Commercial Tort Claims

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE D
Pledged Companies

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE E
Pledged Equity

Obligor	Pledged Company	Percent of Pledged Interests	Certificate No. of Pledged Interests	Pledged Interests as % of Total Issued and Outstanding of Pledged Company

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE F
Controlled Accounts

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE G
Motor Vehicles

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT H

INDEX OF CLOSING DOCUMENTS

=====================================

VICTORY PARK - ELEVATE CREDIT, INC.
FIFTH AMENDED AND RESTATED ELEVATE TRANSACTION

by and among

RISE SPV, LLC, a Delaware limited liability company, and TODAY CARD, LLC, a Delaware limited liability company, as the US Term Note Borrowers (together the “US Term Note Borrowers”),

ELEVATE CREDIT INTERNATIONAL LTD., a company incorporated under the laws of England with number 05041905 (the “UK Borrower”),

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower and the Fourth Tranche US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”)

THE GUARANTORS FROM TIME TO TIME PARTY THERETO,

THE LENDERS PARTY THERETO

and
VICTORY PARK MANAGEMENT, LLC, a Delaware limited liability company, as Agent (the "Agent"),

* * *

Fifth Restatement Closing Date: February 7, 2019
===============================================================

All capitalized terms used herein without definition shall have the meaning given them in the Fifth Amended and Restated Financing Agreement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Items in bold indicate those to be prepared or obtained by the Credit Parties or the Credit Parties' counsel

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I. PRINCIPAL FINANCING and COLLATERAL DOCUMENTS
1.    Fifth Amended and Restated Financing Agreement by and among Agent, Lenders, and the Credit Parties

EXHIBITS

Exhibit A-1	Form of Senior Secured US Term Note
Exhibit A-2(a)	Form of Senior Secured UK Term Note (USD)
Exhibit A-2(b)	Form of Senior Secured UK Term Note (GBP)
Exhibit A-3	[Reserved]
Exhibit A-4	Form of Senior Secured Fourth Tranche US Last Out Term Note
Exhibit B	[Reserved]
Exhibit C	Form of Secretary's Certificate
Exhibit D	Form of Officer's Certificate
Exhibit E	Form of Compliance Certificate
Exhibit F	Form of Notice of Borrowing
Exhibit G	Form of Joinder Agreement
Exhibit H	Index of Fifth Restatement Closing Documents

SCHEDULES

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 1.1	Credit Card Guidelines
Schedule 7.1	Subsidiaries
Schedule 7.5	Consents
Schedule 7.7	Equity Capitalization
Schedule 7.8	Indebtedness and Other Contracts
Schedule 7.12	Intellectual Property Rights
Schedule 7.22	Conduct of Business; Regulatory Permits
Schedule 7.27	ERISA and UK Pension Schemes
Schedule 7.32	Transactions with Affiliates
Schedule 7.40	Material Contracts
Schedule 8.25	Existing Investments

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.     Notes:
a. Senior Secured US Term Note (VPC Specialty Lending Investments Intermediate, L.P.) in the principal amount of $22,934,028.44
b. Senior Secured US Term Note (VPC Onshore Specialty Finance Fund II, L.P.) in the principal amount of $143,000,000
c. Senior Secured US Term Note (VPC Onshore Specialty Finance Fund II, L.P.) in the principal amount of $44,793,822.52
d. Senior Secured US Term Note (VPC Offshore Unleveraged Private Debt Fund, L.P.) in the principal amount of $661,502.78
e. Senior Secured US Term Note (VPC Investor Fund G-1, L.P.) in the principal amount of $5,969,515.57
f. Senior Secured US Term Note (VPC Investor Fund C, L.P.) in the principal amount of $28,366,350.24
g. Senior Secured US Term Note (VPC Investor Fund B, LLC.) in the principal amount of $69,668,193.83
h. Senior Secured US Term Note (VPC Special Opportunities Fund III Onshore, L.P.) in the principal amount of $419,120.08
i. Senior Secured US Term Note (VPC Specialty Lending Fund (NE), Ltd.) in the principal amount of $3,387,466.54
j. Senior Secured UK Term Note (GBP) (VPC Specialty Lending Investments Intermediate, L.P.) in the principal amount of GBP £9,747,470.82
k. Senior Secured UK Term Note (GBP) (VPC Specialty Lending Investments Intermediate, L.P.) in the principal amount of GBP £100,000,000.00
l. Senior Secured UK Term Note (USD) (VPC Investor Fund G-1, L.P.) in the principal amount of $649,900.00
m. Senior Secured UK Term Note (USD) (VPC Investor Fund C, L.P.) in the principal amount of $4,071,800.00

3.    Joinder Agreement executed by Today Card, LLC, Today Marketing, LLC, and Today SPV, LLC

Updates to Schedules to Pledge and Security Agreement

a.    Membership Interest Certificate with respect to 100% of the equity interests of Today Card LLC
i.    Consent
ii.    Pledge Instruction
iii.    Transaction Statement
iv.     Equity Power
v.    Irrevocable Proxy
b.    Membership Interest Certificate with respect to 100% of the equity interests of Today Marketing, LLC
i.    Consent
ii.    Pledge Instruction
iii.    Transaction Statement

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

iv.     Equity Power
v.    Irrevocable Proxy
c.    Membership Interest Certificate with respect to 100% of the equity interests of Today SPV, LLC
i.    Consent
ii.    Pledge Instruction
iii.    Transaction Statement
iv.     Equity Power
v.    Irrevocable Proxy

4.    Amended and Restate Intercreditor Agreement

5.
Master Reaffirmation Agreement to reaffirm all obligations and agreements of the Credit Parties under all Security Documents originally executed in connection with the Original Financing Agreement, the Amended and Restated Financing Agreement, Second Amended and Restated Financing Agreement, the Third Amended and Restated Financing Agreement, and/or the Fourth Amended and Restated Financing Agreement.

6.	Fifth Amended and Restated Perfection Certificate

Schedule 1(a)	Corporate Names and Tax ID
Schedule 1(b)	Trade Names
Schedule 1(c)	Asset Acquisitions
Schedule 2(a)	Locations of Owned Real Property
Schedule 2(b)	Locations of Leased Real Property
Schedule 2(c)	Title policies, legal descriptions and leases
Schedule 3(a)	Chief Executive Office
Schedule 3(b)	Other locations
Schedule 4	Equity Interests
Schedule 5	Debt Instruments
Schedule 6	Intellectual Property
Schedule 7	Bank Accounts
Schedule 8	Commercial Tort Claims

II.    ANCILLARY LOAN DOCUMENTS
7.    Officer's Certificate
8.    Solvency Certificate

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

9.    Pre-Closing Lien Search Reports
10.    UCC Financing Statements and Terminations set forth on Exhibit A herto

11.	Insurance Certificates/Endorsements in favor of Agent naming Agent as additional insured or lender's loss payee, as applicable

12.	Release Agreement
III.    SECRETARY'S CERTIFICATES
13.    Elevate Credit, Inc. - Secretary's Certificate (including incumbency) with respect to each of the Credit Parties
Exhibit A:    Resolutions
Exhibit B:    Charter, certified by the Secretary of State of Delaware (or certifying no changes to charters delivered in connection with Fourth Amended and Restated Financing Agreement)
Exhibit C:    Bylaws or LLC Agreement, as applicable(or certifying no changes to charters delivered in connection with Fourth Amended and Restated Financing Agreement)
Exhibit D:    Good Standing Certificates from the applicable jurisdictions of formation
14.    Credit Parties - Secretary's Certificate (including incumbency) with respect to each of the Credit Parties
Exhibit A:    Resolutions
Exhibit B:    Charter, certified by the Secretary of State of Delaware (or certifying no changes to charters delivered in connection with Fourth Amended and Restated Financing Agreement)
Exhibit C:    Bylaws or LLC Agreement, as applicable(or certifying no changes to charters delivered in connection with Fourth Amended and Restated Financing Agreement)
Exhibit D:    Good Standing Certificates from the applicable jurisdictions of formation
IV.     LEGAL OPINION
15.    Opinion of CPDB re: Financing Documents
V.    CERTIFIED COPIES OF THE FOLLOWING DOCUMENTS:
16.    Form Consumer Loan Agreement
17.    Form of Credit Card Agreement
18.     Participation Agreement
19.    Joint Marketing Agreement
20.    License and Support Agreement

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHBIT A
Financing Statements
UCC-1 Financing Statements

	Debtor	Jurisdiction	Secured Party	Type	Date of Filing	Filing Number
	Today Card, LLC	SOS DE	Victory Park Management, LLC, as Agent	All Assets
	Today Marketing, LLC	SOS DE	Victory Park Management, LLC, as Agent	All Assets
	Today SPV, LLC	SOS DE	Victory Park Management, LLC, as Agent	All Assets

Termination Statements
UCC-3 Termination Statements

Debtor	Jurisdiction	Secured Party	Type	Original Date of Filing	Original Filing Number	Termination Date of Filing	Termination Filing Number
EF SPV, LLC	DC Recorder of Deeds	Victory Park Management, LLC as Agent	All Assets

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULES
TO
FIFTH AMENDED AND RESTATED FINANCING AGREEMENT

Schedule 1.1        Credit Card Guidelines

GENERAL DESCRIPTION OF ACCOUNTS AT PROGRAM INITIATION
Account. The Account is an unsecured consumer credit card offered by CCB through the MasterCard Network. The Customer will be able to use the Account up to the available credit limit as long as it remains in good standing. In order to open an Account, the Customer must have a deposit account with a financial institution and meet defined underwriting criteria. The Customer will be able to use the Account where MasterCard is accepted.
Credit Line. Subject to credit, affordability and underwriting policies established by CCB, Customer may receive an initial credit limit of between $500 and $5,000. If an Account remains in good standing for a minimum of one (1) year, then CCB may approve proactive or Customer requested credit line increases. Such credit line increases will remain in compliance with defined credit policy, underwriting, and ability to pay requirements established by CCB.
Interest Rates. The Account will be created with a variable interest rate of either prime plus 29.00% or prime plus 34.00% annual percentage rate (APR). If a balance transfer offer is made available on an Account, then the variable interest rate for balance transfers will be prime plus 34.00%. Prime is the U.S. Prime Rate published in The Wall Street Journal on the last Business Day of the month. An increase or decrease in the Prime Rate will cause a corresponding increase or decrease in an Account’s variable APRs on the first day of the billing cycle that begins in the month immediately following the change in the index.
Annual Fee. The Account will be created with an annual fee of $75.00 or $125.00 which will be billed during the first billing cycle and, thereafter, on each account anniversary. The Annual Fee is non-refundable should the Account be cancelled for any reason. A Customer who pays at least the minimum amount due each billing cycle by or on the due date for twelve (12) consecutive billing cycles, and who remains in good standing, will receive a reduction in the Annual Fee such that only $50.00 will be billed the next time the Annual Fee is charged.
Balance Transfers. Balance transfer offers may be made available to an Account in good standing post-acquisition at the discretion of CCB and in compliance with credit policies. A Customer with a Balance Transfer offer on their Account may elect to transfer up to 50% of the total Credit Line. Balances Transfer requests may be initiated by phone. In addition to Balance Transfer Interest Rates defined above, a Balance Transfer Fee will apply. The Balance Transfer Fee will be 5% of the transferred amount, with a minimum Fee of $5.00.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Cash Advances. A Customer will not have the ability to withdraw cash or take a cash advance from the Account.
Additional Fees. The following Additional Fees will apply to an Account: (a) a Customer requesting an additional card on the Account will incur a $10.00 annual fee for each Additional Card, which fee is non-refundable if the additional card or Account is cancelled; (b) a Customer whose payment is returned for insufficient funds will be charged an NSF fee of $27.00; (c) a Customer who does not pay at least the minimum amount due by the due date of the billing cycle will be charged a Late Fee of $27.00 for the first event and up to $38.00 for subsequent default; (d) a Customer who requests a paper billing statement will be charged $5.00 per month; (e) a Customer who requests that a replacement card be shipped by overnight or express mail will be assessed a fee of $35.00; (f) a Customer who uses their Account for a foreign (non-U.S. dollar) denominated transaction will be assessed a foreign exchange fee equal to three percent (3%) of the U.S. dollar equivalent of the transaction amount.
Repayment. Monthly payment due dates will be at least twenty-ive (25) days following the close of a billing cycle. A minimum amount due will be calculated as five percent (5%) of the current balance, with a minimum of $30.00.
Reporting. Account information including credit line, utilization, and payment history shall be reported to the credit bureaus.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.1        Subsidiaries

Name	Sole Member	State of Formation	Percent of Subsidiary Held
Elevate Credit International Limited	Elevate Credit, Inc.	United Kingdom	100%
Elevate Credit Service, LLC	Elevate Credit, Inc.	Delaware	100%
Elevate Decision Sciences, LLC	Elevate Credit, Inc.	Delaware	100%
Elastic Financial, LLC	Elevate Credit, Inc.	Delaware	100%
RISE Credit, LLC	Elevate Credit, Inc.	Delaware	100%
RISE SPV, LLC	Elevate Credit, Inc.	Delaware	100%
Financial Education, LLC	Elevate Credit, Inc.	Delaware	100%
Today Card, LLC	Elevate Credit, Inc.	Delaware	100%
EF Financial, LLC	Elevate Credit, Inc.	Delaware	100%
Rise Financial, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Alabama, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Arizona, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of California, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Colorado, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Delaware, LLC	RISE SPV, LLC	Texas	100%
Rise Credit of Florida, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Georgia, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Idaho, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Illinois, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Kansas, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Louisiana, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Mississippi, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Missouri, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Nebraska, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Nevada, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of North Dakota, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Oklahoma, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Texas, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Tennessee, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of South Carolina, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of South Dakota, LLC	RISE SPV, LLC	Delaware	100%

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

RISE Credit of Utah, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit of Virginia, LLC	RISE SPV, LLC	Delaware	100%
RISE Credit Service of Ohio, LLC	RISE Credit, LLC	Delaware	100%
RISE Credit Service of Texas, LLC	RISE Credit, LLC	Delaware	100%
Elastic Louisville, LLC	Elastic Financial, LLC	Delaware	100%
Elevate Admin, LLC	Elastic Financial, LLC	Delaware	100%
Elastic Marketing, LLC	Elastic Financial, LLC	Delaware	100%
Today Marketing, LLC	Today Card, LLC	Delaware	100%
TODAY SPV, LLC	Today Card, LLC	Delaware	100%
EF Marketing, LLC	EF Financial, LLC	Delaware	100%

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.5Consents

NONE

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.7        Equity Capitalization

For Elevate Credit, Inc.:

Elevate Credit is a publicly traded corporation under the ticker symbol ELVT.

For Subsidiaries of Elevate Credit, Inc.:

Issuer	Holder	Class of Stock or Other Interests	Certificate No.	No. of Units	Percent of Subsidiary Held
Elevate Credit International Limited	Elevate Credit, Inc.	Ordinary Shares	10 11	350 650	100%
Elevate Credit Service, LLC	Elevate Credit, Inc.	membership interest	2	100	100%
Elevate Decision Sciences, LLC	Elevate Credit, Inc.	membership interest	2	100	100%
Elastic Financial, LLC	Elevate Credit, Inc.	membership interest	2	100	100%
RISE Credit, LLC	Elevate Credit, Inc.	membership interest	2	100	100%
RISE SPV, LLC	Elevate Credit, Inc.	membership interest	2	100	100%
Financial Education, LLC	Elevate Credit, Inc.	membership interest	1	100	100%
Today Card, LLC	Elevate Credit, Inc.	membership interest	1	100	100%
EF Financial, LLC	Elevate Credit, Inc.	membership interest	1	100	100%
Rise Financial, LLC	RISE SPV, LLC	membership interest	2	100	100%
RISE Credit of Alabama, LLC	RISE SPV, LLC	membership interest	2	100	100%
RISE Credit of Arizona, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of California, LLC	RISE SPV, LLC	membership interest	3	100	100%
RISE Credit of Colorado, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of Delaware, LLC	RISE SPV, LLC	membership interest	4	100	100%
Rise Credit of Florida, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of Georgia, LLC	RISE SPV, LLC	membership interest	2	100	100%
RISE Credit of Idaho, LLC	RISE SPV, LLC	membership interest	3	100	100%
RISE Credit of Illinois, LLC	RISE SPV, LLC	membership interest	3	100	100%
RISE Credit of Kansas, LLC	RISE SPV, LLC	membership interest	2	100	100%
RISE Credit of Louisiana, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of Mississippi, LLC	RISE SPV, LLC	membership interest	2	100	100%
RISE Credit of Missouri, LLC	RISE SPV, LLC	membership interest	3	100	100%
RISE Credit of Nebraska, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of Nevada, LLC	RISE SPV, LLC	membership interest	2	100	100%
RISE Credit of North Dakota, LLC	RISE SPV, LLC	membership interest	2	100	100%

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

RISE Credit of Oklahoma, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of Texas, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of Tennessee, LLC	RISE SPV, LLC	membership interest	1	100	100%
RISE Credit of South Carolina, LLC	RISE SPV, LLC	membership interest	3	100	100%
RISE Credit of South Dakota, LLC	RISE SPV, LLC	membership interest	3	100	100%
RISE Credit of Utah, LLC	RISE SPV, LLC	membership interest	3	100	100%
RISE Credit of Virginia, LLC	RISE SPV, LLC	membership interest	2	100	100%
RISE Credit Service of Ohio, LLC	RISE Credit, LLC	membership interest	4	100	100%
RISE Credit Service of Texas, LLC	RISE Credit, LLC	membership interest	3	100	100%
Elastic Louisville, LLC	Elastic Financial, LLC	membership interest	2	100	100%
Elevate Admin, LLC	Elastic Financial, LLC	membership interest	3	100	100%
Elastic Marketing, LLC	Elastic Financial, LLC	membership interest	2	100	100%
Today Marketing, LLC	Today Card, LLC	membership interest	1	100	100%
Today SPV, LLC	Today Card, LLC	membership interest	1	100	100%
EF Marketing, LLC	EF Financial, LLC	membership interest	1	100	100%

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.8Indebtedness and Other Contracts

(i)	NONE

(ii)	Elevate Credit is a publicly traded corporation under the ticker symbol ELVT. See Elevate Credit's most recent public filing for a current list of material agreements.

(iii)    NONE

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.12        Intellectual Property Rights

NONE

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.22        Conduct of Business; Regulatory Permits

NONE

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.27        ERISA and UK Pension Schemes

(a) See below:

1.	Elevate Credit has two equity incentive plans to provide equity incentives to employees at its discretion.

2.	Elevate Credit provides Workers Compensation insurance to its employees through CNA Financial Corporation for all states except Washington, which is provided through the State of Washington.

3.	Elevate Credit provides a Vision Insurance Plan to its employees through Avesis.

4.	Elevate Credit provides Flexible Spending Accounts to its employees through Infinisource.

5.	Elevate Credit provides COBRA to its employees through Infinisource.

6.	Elevate Credit provides a Dental insurance plan to its employees through Sun Life Financial.

7.	Elevate Credit provides Short Term Disability to its employees through Cigna.

8.	Elevate Credit provides Long Term Disability to its employees through Cigna

9.	Elevate Credit provides Group life/ AD&D to its employees through Cigna.

10.	Elevate Credit provides Voluntary Life/ AD&D to its employees through Cigna.

11.	Elevate Credit provides a Medical Insurance plan to its employees through UnitedHealthcare.

12.	Elevate Credit provides a 401(k) Plan to its employees through Fidelity.

13.	Elevate Credit provides a Life Assistance Program to its employees through Cigna.

(b) None.

(c) None.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.32        Transactions with Affiliates

Elevate Credit is a publicly traded corporation under the ticker symbol ELVT. See Elevate Credit's most recent public filing for a current list of material agreements.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 7.40        Material Contracts

Elevate Credit is a publicly traded corporation under the ticker symbol ELVT. See Elevate Credit's most recent public filing for a current list of material agreements.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 8.25        Existing Investments

NONE

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED